                                                        Registration No. 33-3243
                                                                        811-4602
================================================================================
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                               POST-EFFECTIVE AMENDMENT NO. 28
                                             TO
                                          FORM S-6

             FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF
                      UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                              LBVIP VARIABLE INSURANCE ACCOUNT
                            (Exact Name of Unit Investment Trust)

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                     (Name of Depositor)

                    625 Fourth Avenue South, Minneapolis, Minnesota 55415
                (Complete Address of Depositor's Principal Executive Offices)

              Depositor's Telephone Number, including Area Code: (612) 340-7005

                                        John C. Bjork
                  Lutheran Brotherhood Variable Insurance Products Company
                                   625 Fourth Avenue South
                                Minneapolis, Minnesota 55415
                      (Name and Complete Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

  [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
  [X]  on April 30, 2002 pursuant to paragraph (b) of Rule 485
  [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

  [ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            TITLE OF SECURITIES BEING REGISTERED:
  Interest in a separate account under individual flexible premium variable life insurance contracts.

                     APPROXIMATE DATE OF THE EPROPOSED PUBLIC OFFERING:
          As soon as practicable after effectiveness of the Registration Statement.

================================================================================

LBVIP VARIABLE INSURANCE ACCOUNT

CROSS REFERENCE SHEET
(Reconciliation and Tie Sheet)

Item Number of
  Form N-8B-2            Heading in the Prospectus
--------------           -------------------------

      1                  Cover Page
      2                  Cover Page
      3                  Not Applicable
      4                  Sales and Other Agreements
      5                  The Variable Account
      6                  The Variable Account
      7                  Not Applicable
      8                  Not Applicable
      9                  Legal Proceedings
      10                 Summary; Contract Benefits; Payment and
                           Allocation of Premiums; Death Benefit
                           Guarantee; Contract Rights; General
                           Provisions; Voting Rights
      11                 Summary; LB Series Fund, Inc.
      12                 LB Series Fund, Inc.; Sales and Other Agreements
      13                 Summary; Charges and Deductions; LB Series Fund, Inc.
      14                 LBVIP and the Variable Account; Issuance of a
                           Contract; General Provisions
      15                 Payment and Allocation of Premiums
      16                 LBVIP and the Variable Account; Payment and
                           Allocation of Premiums
      17                 Summary; LB Series Fund, Inc.; Contract
                           Benefits; Charges and Deductions; Contract
                           Rights; General Provisions
      18                 LBVIP and the Variable Account; Contract Benefits;
                           Payment and Allocation of Premiums; Contract
                           Rights; Safekeeping of the Variable Account's Assets
      19                 General Provisions; Voting Rights
      20                 Not Applicable
      21                 Loan Privileges
      22                 Not Applicable
      23                 Safekeeping of the Variable Account's
                           Assets; Sales and Other Agreements
      24                 Definitions; General Provisions
      25                 LBVIP and the Variable Account
      26                 Not Applicable
      27                 LBVIP and the Variable Account
      28                 LBVIP and the Variable Account; Our Directors and
                           Officers
      29                 LBVIP and the Variable Account
      30                 Not Applicable
      31                 Not Applicable
      32                 Not Applicable
      33                 Not Applicable
      34                 Not Applicable
      35                 Sales and Other Agreements
      36                 Not Applicable
      37                 Not Applicable
      38                 Summary; Sales and Other Agreements
      39                 Summary; Sales and Other Agreements
      40                 Not Applicable
      41                 Summary; Sales and Other Agreements
      42                 Not Applicable
      43                 Not Applicable
      44                 Summary; LBVIP and the Variable Account;
                           Accumulated Value and Cash Surrender Value;
                           Payment and Allocation of Premiums; Charges and
                           Deductions; Employment-Related Benefit Plans
      45                 Not Applicable
      46                 Summary; LB Series Fund, Inc.; Charges and
                           Deductions
      47                 LBVIP and the Variable Account; Payment and
                           Allocation of Premiums
      48                 Not Applicable
      49                 Not Applicable
      50                 LBVIP and the Variable Account
      51                 Cover Page; Summary; LBVIP and the Variable
                           Account; Contract Benefits; Payment and
                           Allocation of Premiums; Charges and Deductions;
                           Contract Rights; General Provisions
      52                 Addition, Deletion or Substitution of Investments
      53                 Federal Tax Matters
      54                 Not Applicable
      55                 Not Applicable
      56                 Not Applicable
      57                 Not Applicable
      58                 Not Applicable
      59                 Financial Statements

                                         Prospectus
                      Flexible Premium Variable Life Insurance Contract
                                          Issued By
                  Lutheran Brotherhood Variable Insurance Products Company
                   625 Fourth Avenue South * Minneapolis, Minnesota 55415
                               (800) 990-6290 * (612) 340-7210

This Prospectus describes a variable life insurance contract (the "Contract") offered by
Lutheran Brotherhood Variable Insurance Products Company ("LBVIP", "we", "us" or "our").
We are a stock life insurance company that is an indirect subsidiary of Aid Association for
Lutherans/Lutheran Brotherhood ("AAL/LB"), a fraternal benefit society organized under
Wisconsin law. We offer the Contract only to persons who are eligible for membership in
AAL/LB, unless otherwise required by state law.

We designed this Contract to provide maximum flexibility in connection with premium payments and death benefits by giving the Contract owner ("you") the opportunity to allocate net premiums among investment alternatives with different investment objectives.
You may, subject to certain restrictions, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Contract. This flexibility allows you to provide for changing insurance needs under a single insurance contract.

We allocate net premiums based on one or more of the seven Subaccounts of LBVIP Variable
Insurance Account (the "Variable Account") according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series Fund,
Inc. (the "Fund"), which is a diversified, open-end management investment company (commonly known as a "mutual fund").

The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the seven corresponding Portfolios of the Fund-- the Opportunity Growth
Portfolio, the Mid Cap Growth Portfolio, the World Growth Portfolio, the Growth Portfolio,
the High Yield Portfolio, the Income Portfolio, and the Money Market Portfolio. You bear the entire investment risk for all amounts allocated to the Variable Account; no minimum
Accumulated Value is guaranteed.

The Contracts have not been approved or disapproved by the Securities and Exchange
Commission ("SEC"). Neither the SEC or any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus should be read and kept for future reference. It is valid only when accompanied or preceded by the current prospectus of LB Series Fund, Inc.

                   The date of this Prospectus is April 30, 2002.

Special Notice
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Because the charges imposed upon early surrender or lapse may be significant, you should purchase a Contract only if you have the financial capability to keep it in force for a substantial period of time. Also, charges imposed upon surrender or lapse of the Contract will usually exceed the Accumulated Value of the Contract during the early Contract years, which means that payments sufficient to maintain the Death Benefit Guarantee will usually be required to avoid lapse during this period of time. Moreover, because additional charges may be imposed upon surrender or lapse after a requested increase in Face Amount, the Death
Benefit Guarantee may be required to avoid lapse after a requested increase whenever the
Accumulated Value is not sufficient to cover these additional charges.

Replacing existing insurance with a Contract described in this Prospectus may not be to your advantage. In addition, it may not be to your advantage to purchase this Contract to obtain additional insurance protection if you already own another life insurance contract.

Unauthorized Statements
---------------------------------------------------------------------------------------------

This Prospectus does not constitute an offering or solicitation in any jurisdiction in which such offering or solicitation may not be lawfully made. No person is authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus or the accompanying Fund prospectus and, if given or made, such information or representations must not be relied upon as having been authorized.

This entire Prospectus should be read to completely understand the Contract being offered.

Table of Contents

                                                                         Page
Summary
  The Contract                                                             5
  Subaccounts of the Variable Account; Portfolios of the Fund              5
  Death Proceeds and Death Benefit Options                                 6
  Additional Insurance Benefits                                            6
  Amount of Accumulated Value and Cash Surrender Value                     7
  Flexibility to Adjust Amount of Death Benefit                            7
  Contract Issuance                                                        8
  Allocation of Net Premiums                                               8
  Charges Assessed in Connection with the Contract                         8
  Contract Lapse and Reinstatement                                        10
  Death Benefit Guarantee Protection (called No-Lapse Guarantee in
    Maryland)                                                             11
  Free Look Privileges                                                    11
  Loan Privileges                                                         12
  Exchange Privileges                                                     12
  Surrender of the Contract                                               12
  Tax Treatment of Accumulated Value                                      13
  Tax Treatment of Death Benefits Received by the Beneficiary             13
  Employment-Related Benefit Plans                                        13

LBVIP and the Variable Account
  LBVIP                                                                   14
  The Variable Account                                                    14
  LB Series Fund, Inc.                                                    14
  Performance Information                                                 15
  Addition, Deletion or Substitution of Investments                       16

Contract Benefits
  Death Benefits                                                          17
  Accumulated Value and Cash Surrender Value                              22
  Payment of Contract Benefits                                            23

Payment and Allocation of Premiums
  Issuance of a Contract                                                  25
  Amount and Timing of Premiums                                           25
  Allocation of Premiums and Accumulated Value                            26
  Contract Lapse and Reinstatement                                        28

Charges and Deductions
  Premium Expense Charges                                                 30
  Accumulated Value Charges                                               30
  Monthly Deduction                                                       34
  Partial Surrender Charge                                                37
  Charges Against the Variable Account                                    37

Death Benefit Guarantee                                                   38

Contract Rights
  Loan Privileges                                                         40
  Surrender Privileges                                                    41
  Free Look Privileges                                                    44
  Exchange Privileges                                                     45

General Provisions
  Postponement of Payments                                                46
  Date of Receipt                                                         46
  The Contract                                                            46
  Suicide                                                                 46
  Incontestability                                                        46
  Change of Owner or Beneficiary                                          46
  Assignment as Collateral                                                46
  Misstatement of Age or Gender                                           47
  Due Proof of Death                                                      47
  Reports to Contract Owners                                              47
  Additional Insurance Benefits                                           47
  Charitability(R)                                                        48
  Accelerated Benefits Rider                                              48
  Reservation of Certain Rights                                           49

Federal Tax Matters
  Contract Proceeds                                                       49
  Our Tax Status                                                          51

Employment-Related Benefit Plans                                          52

Voting Rights                                                             53

Our Directors and Officers                                             54

Sales and Other Agreements                                            56

Legal Proceedings                                                         57

Legal Matters                                                             57

Experts                                                                   58

Financial Statements                                                      58

Appendix A--Definitions

Appendix B--Illustrations of Death Benefits, Accumulated Values and Cash Surrender Values

Appendix C--Deferred Administrative Charges Per $1,000 of Face Amount

Appendix D--Initial Monthly Administrative Charges Per $1,000 of Face Amount

Appendix E--Prior Contracts

Prior Contracts
---------------------------------------------------------------------------------------------

Prior to May 1, 1997, we issued a class of flexible premium variable contract ("prior contract" or "VUL 1 contracts").  The VUL 1 contracts were sold from February 1994 until at least May 1, 1997.  Even though the VUL 1 contracts are longer be issued, premium payments are still made under the VUL 1 contracts.  This prospectus principally describes the
Contract but also describes the VUL 1 contracts.  The principal differences between the
Contract and the VUL 1 contracts relate to the charges made by us, different premium classes, issue ages and maturity ages, and different ranges of face amounts.  See the section entitled "APPENDIX E - PRIOR CONTRACTS" in the Prospectus.

Summary
---------------------------------------------------------------------------------------------

Please refer to Appendix A at the end of this Prospectus for definitions of technical terms used herein.

The Contract
This flexible premium variable life insurance contract (the "Contract") allows you, subject to certain limitations, to make premium payments in any amount until the Insured's Attained
Age 100 and at any frequency. As long as the Contract remains in force, it will provide for

1.   life insurance coverage on the named Insured;
2.   an Accumulated Value;
3.   surrender rights and Contract loan privileges; and
4.   a variety of additional insurance benefits.

We offer the Contract to provide protection against economic loss when the Insured dies, and not primarily as an investment.

The Contract is called "flexible premium" because, unlike many other insurance contracts, there is no fixed schedule for premium payments. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Amount and Timing of Premiums". The Contract is called "variable" because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the
Contract may, and the Accumulated Value and the Cash Surrender Value will, vary to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See "CONTRACT BENEFITS".

Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse.
Conversely, your payment of premiums in any amount or frequency (including Scheduled
Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee.
See "DEATH BENEFIT GUARANTEE". In general, subject to the Death Benefit Guarantee, the
Contract will lapse when

(a)  Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or
(b)  Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without sufficient additional payments. See "PAYMENT AND
     ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

We will require satisfactory evidence of insurability before issuing any Contract.

We offer the Contract only to Insureds who are eligible for membership in AAL, unless otherwise required by state law.

Subaccounts of the Variable Account; Portfolios of the Fund
You allocate the Net Premium payments to one or more of the seven Subaccounts of the
Variable Account:

o    the Opportunity Growth Subaccount,
o    the Mid Cap Growth Subaccount,
o    the World Growth Subaccount,
o    the Growth Subaccount,
o    the High Yield Subaccount,
o    the Income Subaccount, and
o    the Money Market Subaccount.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the
Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account (see "PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and
Accumulated Value").

The investment objectives of the Portfolios of the Fund (individually a "Portfolio" and collectively the "Portfolios") are:

Opportunity Growth Portfolio.  To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

Mid Cap Growth Portfolio.  To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

World Growth Portfolio.  To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S.
companies.

Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

High Yield Portfolio. To achieve a higher level of income through a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

No assurance can be given that the Portfolios of the Fund will achieve their respective investment objectives.

AAL/LB acts as investment adviser to the Fund and is paid a daily fee by the Fund for investment management services equal to an annual rate of .40% of the aggregate average daily net assets of all Portfolios except the World Growth Portfolio. AAL/LB receives a daily investment advisory fee from the Fund equal to .85% of the aggregate average daily net assets of the World Growth Portfolio, as described in the accompanying current prospectus for the Fund. See "LBVIP AND THE VARIABLE ACCOUNT--LB Series Fund, Inc."

The accompanying prospectus of the Fund contains detailed information about the Fund, its
Portfolios, the investment advisory arrangement, and other matters relating to the Fund and its investment objectives and policies.

Death Proceeds and Death Benefit Options
As long as the Contract remains in force, we will pay the death proceeds to the Beneficiary upon receipt of due proof of death of the Insured. If the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age
100, the amount payable will be the Cash Surrender Value on the date of death. See
"CONTRACT BENEFITS--Death Benefits" and "GENERAL PROVISIONS--Additional Insurance Benefits".

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (a)
the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated
Value (with Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death). Death Benefit Option B provides for the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death. As long as the
Contract remains in force, the Death Benefit will not be less that the Contract's Face
Amount in force.

Additional Insurance Benefits
Additional insurance benefits offered under the Contract include:

o    waiver of selected amount in the event of total disability;
o    additional insurance coverage for accidental death;
o    term insurance on the Insured's spouse;
o    term insurance on the Insured's children;
o    a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and
o    a cost of living insurance adjustment without proof of insurability.

See "GENERAL PROVISIONS--Additional Insurance Benefits". The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly
Deduction. See "CHARGES AND DEDUCTIONS--Monthly Deduction".

CharitAbility(R)is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. Charitability for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death
Benefit on his or her Contract.  See "GENERAL PROVISIONS-- Charitability(R)."

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. See "GENERAL PROVISIONS--Accelerated
Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract Proceeds--Benefits Paid under the
Accelerated Benefits Rider".

Amount of Accumulated Value and Cash Surrender Value
The Accumulated Value of the Contract is the total amount of the value held under the
Contract at any time. It equals the sum of the amounts held in the Loan Account and the
Variable Account. The Contract's Accumulated Value in the Variable Account will increase or decrease and reflects

o    the investment performance of the chosen Subaccounts of the Variable Account,
o    any Net Premiums paid,
o    any partial surrenders,
o    any loans,
o    any loan repayments,
o    any loan interest paid or credited, and
o    any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).

The Contract Owner bears the entire investment risk for amounts allocated to the
Variable Account. We do not guarantee a minimum Accumulated Value. See "CONTRACT
BENEFITS--Accumulated Value and Cash Surrender Value".

The Accumulated Value is relevant to
o    continuation of the Contract,
o    the Cash Surrender Value (which determines various other rights under the Contract),
o    determining the amount available for Contract loans, and
o    computation of cost of insurance charges, and
o    may be relevant to the computation of Death Benefits.

The Contract's Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the
Contract and to determining the amount available upon partial or total surrender of the
Contract.

Flexibility to Adjust Amount of Death Benefit
You have significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly
Deduction, and any requested increase in Face Amount will also increase the Decrease
Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. See "CONTRACT BENEFITS--Death Benefits--Changes in Face Amount".

The minimum requested increase in Face Amount is $25,000. Any requested increase may require additional evidence of insurability. See "CONTRACT BENEFITS--Death Benefits--Changes
in Face Amount". Any requested increase in Face Amount is subject to a limited look"
privilege (see "CONTRACT RIGHTS--Free Look Privileges"), and, during the first 24 months following the increase, to an exchange privilege (see "CONTRACT RIGHTS--Exchange
Privileges").

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum
Face Amount. The minimum Face Amount ("Minimum Face Amount") at issue for a Contract is
$50,000 for Insureds with an Attained Age of 18 through 50, and $25,000 for all other
Insureds. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the
Minimum Face Amount will be reduced to $25,000 after an Insured reaches Attained Age 51. We reserve the right to establish a different Minimum Face Amount for Contracts issued in the future.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

Contract Issuance
If the applicant desires to have temporary conditional insurance pending Contract issuance, we will require a premium payment (the "Minimum Conditional Insurance Premium") equal to three initial Death Benefit Guarantee Premiums, or, in the case of automatic monthly payment plans, two initial Death Benefit Guarantee Premiums. If we subsequently determine that the proposed Insured is not an acceptable risk under our underwriting standards and rules, even if the Minimum Conditional Insurance Premium has been paid, no temporary conditional insurance coverage will have been provided and any premium paid will be refunded (without interest).

Upon delivery of the Contract, you must pay the balance (if any) of the premium required before issuance of the Contract (the "Minimum Contract Issuance Premium"). The Minimum
Contract Issuance Premium will equal the initial Scheduled Premium you select (e.g., the quarterly, semi-annual or annual premium payment you select), or, in the case of automatic monthly payment plans, the greater of the Minimum Conditional Insurance Premium or the initial Scheduled Premium. If the Date of Issue precedes the Contract Date and the Minimum
Contract Issuance Premium otherwise required would not provide a premium payment sufficient to cover the next Contract Month, we will require additional Scheduled Premium payment(s)
sufficient to cover through the next Contract Month. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Amount and Timing of Premiums".

Until the Contract Date, premium payments will be held in our General Account. If a
Contract is issued, we will credit interest on the premium payments at a rate of interest determined by us. No interest will be credited if no Contract is issued (but the full amount of any premiums paid, without deduction of any Contract charges, will be refunded).
On the Contract Date, we will deduct the Premium Expense Charges attributable to the premiums paid. We will then transfer the balance of such premiums, together with any interest credited, from the General Account to the Variable Account and allocate that amount among the Subaccount(s) you have selected. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Issuance of a Contract".

Allocation of Net Premiums
Net Premiums are the premiums paid less the Premium Expense Charges. See "CHARGES AND
DEDUCTIONS--Premium Expense Charges". Generally, we will allocate your Net Premiums to the
Subaccount(s) of the Variable Account in accordance with the your instructions (as specified in the Application for the Contract or as subsequently changed).

You must notify us if payment is a premium payment; otherwise, it will be considered a loan repayment.

Charges Assessed in Connection with the Contract
Premium Expense Charges. We will deduct certain charges (the "Premium Expense Charges")
from each premium payment. The Premium Expense Charges will consist of a percent-of-premium charge of 5% of each premium payment (a 3% sales charge and a 2% premium tax charge) and a premium processing charge of $1.00 per premium payment ($.50 for automatic payment plans).
We reserve the right to increase the premium processing charge in the future to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Monthly Deduction. On the Contract Date and on each Monthly Anniversary thereafter, we will reduce the Accumulated Value by a Monthly Deduction equal to the sum of

o    the monthly cost of insurance charge,
o    the monthly administration charges, and
o    a charge for any additional insurance benefits added by rider.

We will determine the monthly cost of insurance charge by multiplying the net amount at risk (that is, in general, the Death Benefit less Accumulated Value) by the applicable cost of insurance rate(s). Those rates will depend upon the gender, Attained Age and premium class of the Insured and upon our expectation as to future mortality experience. The rates will not exceed the guaranteed cost of insurance rates set forth in the Contract based on the Insured's Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.
See "CHARGES AND DEDUCTIONS--Monthly Deduction".

The monthly administration charges will include (1) a basic monthly administrative charge equal to $10.00 per month and (2) the Initial Monthly Charge, which applies until 180
Monthly Deductions have been made following Contract issuance or a requested increase in
Face Amount. The Initial Monthly Charge will be computed as a charge per $1,000 of Face
Amount, the amount of the charge depending upon

o    the initial Face Amount,
o    the Insured's Attained Age at issue and,
o    except for Insureds with an Attained Age at Contract issuance under 18, upon the
     Insured's gender and whether the Insured is a tobacco user or not.

If the Face Amount is increased, a separate Initial Monthly Charge for Increases will be deducted from Accumulated Value as part of the first 180 Monthly Deductions after the increase. See "CHARGES AND DEDUCTIONS--Monthly Deduction--Monthly Administration Charge".

The charge for additional insurance benefits added by rider will be specified in the
Contract or in a supplement to the Contract. See "GENERAL PROVISIONS--Additional Insurance
Benefits".

The cost of insurance rate and the Initial Monthly Charge per $1,000 of Face Amount will be lower for Contracts having a Face Amount at issuance or after requested increases that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana not vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

Decrease Charge. We will deduct a deferred charge (the "Decrease Charge") upon Contract lapse or surrender, or in part upon a requested decrease in Face Amount, if these events occur before 180 Monthly Deductions have been made (that is, approximately 15 years)
following Contract issuance or a requested increase in Face Amount. The Decrease Charge consists of a contingent deferred sales charge (the "Contingent Deferred Sales Charge") and a deferred administrative charge (the "Deferred Administrative Charge").

The term "Decrease Charge" is used to describe this charge because, during the applicable
15-year period, the charge is imposed in connection with a decrease in the Face Amount, either as the result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

We will deduct the Decrease Charge from the Accumulated Value in determining the Contract's
Cash Surrender Value (which is the Accumulated Value less any Contract Debt and any
Decrease Charge). The Cash Surrender Value determines various rights under the Contract
(including how long the Contract remains in effect). See "CONTRACT BENEFITS--Accumulated
Value and Cash Surrender Value".

Subject to an additional limitation keyed to actual premium payments (described below), we will determine the maximum Contingent Deferred Sales Charge at issuance of the Contract.
The charge will equal 25% of an annual premium amount used solely for the purpose of calculating the Contingent Deferred Sales Charge (the "CDSC Premium"). The maximum
Contingent Deferred Sales Charge based upon the CDSC Premium will be shown in the Contract.
(For further information concerning the determination of the CDSC Premium and the calculation of the Contingent Deferred Sales Charge, see "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Decrease Charge".)

The maximum Contingent Deferred Sales Charge calculated in this manner will remain level until the fifth Contract Anniversary and will then be reduced on each Monthly Anniversary commencing on the fifth Contract Anniversary. After the 120th Monthly Deduction following the fifth Contract Anniversary, the Contingent Deferred Sales Charge will be zero. The actual Contingent Deferred Sales Charge will, however, never exceed 25% of premiums paid
(before deducting the Premium Expense Charges) during the first Contract Year.

We will determine the maximum Deferred Administrative Charge at issuance of the Contract.
The charge will equal an amount per $1,000 of Face Amount based upon

o    the initial Face Amount,
o    the Insured's Attained Age at Contract issuance, and,
o    except for Insureds with an Attained Age at Contract issuance under 18, the Insured's gender and whether the Insured is a tobacco user or not.

(For further information concerning the calculation of the Deferred Administrative Charge, see "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge.")

The Deferred Administrative Charge is reduced on the Date of Issue and on each subsequent
Monthly Anniversary so that it reaches zero when 180 Monthly Deductions have been made. See
"CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge".

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana not vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

A separate Decrease Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face Amount. See "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Decrease Charge".

Partial Surrender Charge. We will deduct a charge equal to $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn to compensate us for our costs upon a partial surrender-- that is, a partial Accumulated Value withdrawal. See
"CHARGES AND DEDUCTIONS--Partial Surrender Charge".

Daily Charges Against the Variable Account. We impose a daily charge for our assumption of certain mortality and expense risks incurred in connection with the Contract. Currently, this Mortality and Expense Risks Charge is at an annual rate of .60% of the average daily net assets of each Subaccount of the Variable Account.  However, we may raise the charge to an annual rate of .75%. See "CHARGES AND DEDUCTIONS--Charges Against the Variable Account".

We currently make no charges against the Variable Account for Federal or state income taxes. We may make deductions from the Variable Account to pay such taxes if we determine that such taxes may be imposed. See "FEDERAL TAX MATTERS".

In addition, because the Variable Account purchases shares of the Fund, the value of
Units in the Subaccount(s) of the Variable Account will reflect the net asset value of the shares of the Fund held therein, and therefore the investment advisory fee incurred by the
Fund. See "LBVIP AND THE VARIABLE ACCOUNT--LB Series Fund, Inc." and "CONTRACT
BENEFITS--Accumulated Value and Cash Surrender Value".

Contract Lapse and Reinstatement
Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse.
Subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), lapse will only occur when

(a)  the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) is insufficient to cover the Monthly Deduction or
(b)  Contract Debt exceeds the Accumulated Value less any Decrease Charge,

and in either case if a 61-day grace period expires without a sufficient payment. See
"PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Subject to certain conditions (including evidence of insurability satisfactory to us and the payment of a sufficient premium), you may reinstate a Contract at any time within 5 years after the expiration of the grace period. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Contract Lapse and Reinstatement".

Death Benefit Guarantee Protection
The Contract will not lapse if sufficient premium payments have been made to maintain the
Death Benefit Guarantee. (In Contracts issued in the State of Maryland, the "Death Benefit
Guarantee" described in this Prospectus is called a "No-Lapse Guarantee."  For Maryland
Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the
Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly
Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash
Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly
Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of

(a)  the Insured's Attained Age 71 and
(b)  the Attained Age of the Insured at the end of a period ranging from 8 to 34 years
     (varying with the Insured's Attained Age at issue) from the Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee. After that, the Death Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See "DEATH BENEFIT
GUARANTEE".

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly
Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract.
First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in
Cash Surrender Value resulting from poor investment performance. Also, the Death Benefit
Guarantee will probably be necessary to avoid lapse of the Contract during the early
Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit
Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount.
See "DEATH BENEFIT GUARANTEE".

Free Look Privileges
The Contract provides for an initial Free Look Period. You may cancel the Contract until the latest of

(a)  45 days after Part I of the application for the Contract is signed,
(b)  10 days after you receive the Contract (15 days for Contracts issued in Colorado and
     20 days for Contracts issued in North Dakota), and
(c)  10 days after we mail or personally deliver a notice of withdrawal right to you.

In Idaho and West Virginia, when you return the Contract you will receive a refund equal to the sum of

o    the Accumulated Value (as of the date the returned Contract is received by us at our office located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by our
     representative from whom the Contract was purchased), without any deduction of the
     Decrease Charge, plus
o    the amount of any Premium Expense Charges, plus
o    any Monthly Deductions charged against the Contract's Accumulated Value, plus
o    any Mortality and Expense Risk Charges deducted from the value of the net assets or the Variable Account attributable to the Contract, plus
o    the advisory fees charged by the Fund against net asset value in the Fund Portfolios attributable to the Contract's value in the corresponding Subaccount(s) of the
     Variable Account. See "CONTRACT RIGHTS--Free Look Privileges".

In other states we will refund the sum of all premiums paid.

Similar free look privileges apply after a requested increase in Face Amount. See "CONTRACT
RIGHTS--Free Look Privileges".

Loan Privileges
You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See "CONTRACT RIGHTS--Loan Privileges".

Contract loans will bear interest at a fixed rate of 8.0% per year, which is 7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If you do not pay interest when due, it will be added to the loan balance. You may repay Contract loans at any time. Each repayment must be at least $25. When Contract loans are repaid, we will credit any prepaid interest attributable to the repaid amount to the Subaccount(s) in the same manner as the repayment.

Contract loans are allocated against the Subaccounts of the Variable Account in proportion to the Accumulated Value in the respective Subaccounts or, with our approval, in accordance with your instructions. The loan amount is, in effect, treated as part of the Contract's
Accumulated Value, but the proceeds payable under the Contract will be reduced by the Debt.
We will transfer Accumulated Value equal to the Contract loan from the appropriate
Subaccount(s) to our General Account (such amounts being herein called the "Loan Account").
This amount in the Loan Account will earn interest for you at an effective annual rate of
6%. We will credit this interest monthly to the Contract's Accumulated Value held in the
Subaccount(s).

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

We will allocate any partial or full repayment of Debt by you, as well as any interest credited from the Loan Account, to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. Subject to our approval, you may choose a different allocation. A loan taken from a Contract may have Federal income tax consequences. See
"CONTRACT RIGHTS--Loan Privileges".

Exchange Privileges
During the first 24 Contract Months after the Date of Issue, subject to certain restrictions, you may exchange the Contract for a fixed benefit permanent life insurance contract issued by AAL/LB, our indirect parent. The new contract will have the same Date of
Issue and issue age as the Contract. The new contract will also have, at your option, either a death benefit equal to the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. We may require an additional premium payment. See
"CONTRACT RIGHTS--Exchange Privileges". An exchange may have tax consequences. See "FEDERAL
TAX MATTERS--Contract Proceeds".

Surrender of the Contract
You may at any time fully surrender the Contract and receive in cash the Cash Surrender
Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt and any Decrease Charge. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash
Surrender Value will decrease. See "CONTRACT RIGHTS--Surrender Privileges".
Subject to certain restrictions (including a minimum surrender amount of $200 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or
2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract's Accumulated Value at any time while the
Insured is living. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See "CONTRACT RIGHTS--Surrender Privileges".

Tax Treatment of Accumulated Value
Under current tax law, Accumulated Value under a Contract should be subject to the same
Federal income tax treatment as cash value in a conventional fixed-premium, fixed-benefit whole life insurance contract. A change of Contract Owners or a partial or total surrender may have tax consequences depending on the circumstances. See "FEDERAL TAX MATTERS--Contract
Proceeds".

Tax Treatment of Death Benefits Received by the Beneficiary
Under current tax law, like death benefits payable under conventional life insurance contracts, Death Benefit proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the Beneficiary. As a result, the
Beneficiary will generally not be taxed on the proceeds. See "FEDERAL TAX MATTERS--Contract
Proceeds".

Employment-Related Benefit Plans
The cost of insurance rates applicable to Contracts purchased under employment-related insurance or benefit programs may in some cases not vary depending on the Insured's gender, as is the case generally (except for Contracts issued in the state of Montana) under the
Contracts. In addition, different limitations with respect to the minimum Face Amount, increases in Face Amount, additional insurance benefits, and issue ages may apply to
Contracts issued in connection with employment-related insurance or benefit programs. SEE
"EMPLOYMENT-RELATED BENEFIT PLANS".

For further information, please read the following detailed description. Illustrations of how investment performance of the Variable Account may cause Death Benefits, Accumulated
Values and Cash Surrender Values under the Contract to vary are included in Appendix B.

You should retain a copy of the Contract. That document, together with the application attached to the Contract, and any supplemental applications and any Contract supplements, constitutes the entire agreement between you and us.

LBVIP and the Variable Account
---------------------------------------------------------------------------------------------

LBVIP
The Contracts are issued by us.  We were organized in 1982, as a stock life insurance company incorporated under the laws of the State of Minnesota. We are currently licensed to transact life insurance business in 42 states and the District of Columbia.

To help us meet capitalization requirements of various states, our indirect parent company,
AAL/LB has invested approximately $115.8 million in LBVIP. AAL/LB may invest additional amounts in LBVIP in the future but is not currently legally obligated to do so. The assets of AAL/LB do not support the benefits payable under the Contracts described in this
Prospectus.

We are subject to regulation by the Insurance Division of the State of Minnesota as well as by the insurance departments of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which the Contracts are sold. We are also subject to certain Federal securities laws and regulations.

Our Financial Statements are included elsewhere in this Prospectus.

The Variable Account
The Variable Account is a separate account established by our Board of Directors in 1984 pursuant to the laws of the State of Minnesota. The Variable Account meets the definition of a "separate account" under the federal securities laws. We have caused the Variable
Account to be registered with the SEC as a unit investment trust under the Investment
Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the
SEC of the management or investment policies or practices of the Variable Account.

The assets of the Variable Account are owned by us, and we are not a trustee with respect to such assets. However, the Minnesota laws under which the Variable Account was established provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the
Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable
Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

LB Series Fund, Inc.
Each Subaccount of the Variable Account invests only in shares of a corresponding Portfolio of the Fund. The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. The Fund is designed to provide an investment vehicle for variable annuity and variable life insurance contracts.

Shares of the Fund are sold to other separate accounts of ours and of AAL/LB. The Fund may in the future create new portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Fund, although we do not foresee any such disadvantages. The management of the Fund intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,

(1)  changes in state insurance laws,
(2)  changes in Federal income tax law,
(3)  changes in the investment management of the Fund, or
(4)  differences in voting instructions between those given by the contract owners from the different separate accounts.

In addition, if we believe the Fund's response to any of those events or conflicts insufficiently protects Contract Owners, we will take appropriate action on our own.

The Variable Account will purchase and redeem shares from the Fund at net asset value.
Shares will be redeemed to the extent necessary for us to collect charges under the
Contracts, to pay Cash Surrender Value upon full surrenders of the Contracts, to pay partial surrenders, to make Contract loans, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Fund receives investment advice with respect to each of its Portfolios from AAL/LB, which acts as investment adviser to the Fund. AAL/LB is a registered investment adviser under the Investment Advisers Act of 1940. As investment adviser to the Fund, AAL/LB charges the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid Cap
Growth, and Opportunity Growth Portfolios. LB also charges the Fund an annual investment advisory fee equal to .85% of the aggregate average daily net assets of the World Growth
Portfolio, as described in the accompanying current prospectus for the Fund.

AAL/LB has engaged T. Rowe Price International, Inc. ("Price International") as investment subadviser for the World Growth Portfolio.  Price International is one of the world's largest international mutual fund asset managers with the U.S. equivalent of about $24.4 billion under management as of December 31, 2001 in its offices in Baltimore, London,
Tokyo, Singapore, Paris, Hong Kong and Buenos Aires.  Price International has an investment advisory group that has day-to-day responsibility for managing the World Growth Portfolio and developing and executing the Portfolio's investment program. AAL pays the Subadviser for the World Growth Portfolio an annual subadvisory fee for the performance of subadvisory services. The formula for determining the subadvisory fee is described fully in the prospectus for the Fund.

You should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Fund's various
Portfolios. A full description of the Fund, its investment objectives, policies and restrictions, its expenses, the risks attendant to investing in the Fund's Portfolios and other aspects of its operation is contained in the accompanying Prospectus for the Fund, which should be carefully read together with this Prospectus.  There is no assurance that the investment objectives of the current Portfolios will be met.

Performance Information
Performance information for the Variable Account and/or the Fund may appear in advertisements, sales literature, or reports to Contract Owners. Performance information for the Fund will appear only when accompanied by performance information for the Variable
Account. Performance information for the Variable Account will reflect the deduction of applicable charges to the Contract. Quotations of performance information for the Fund will not take into account charges or deductions against the Variable Account to which Fund shares are sold or deductions against the Contract. Performance information reflects only the performance of a hypothetical investment during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolios of the
Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

Performance for the Variable Account and/or the Fund, as reported from time to time in advertisements and sale literature, may be compared with that of other company separate accounts or mutual funds included in the generally accepted indices, analyses or rankings prepared by Lipper, Inc., Standard & Poor's Corporation, Morningstar, Inc., VARDS, Dow
Jones or similar independent rating or statistical investment services that monitor the performance of insurance company separate accounts or mutual funds. Performance of the
Variable Account may be quoted or compared to rankings, yields or returns as published or prepared by independent rating or statistical services or publishers or publications such as THE BANK RATE MONITOR NATIONAL INDEX, BARRON'S, BUSINESS WEEK, DONOGHUE'S MONEY MARKET
FUND REPORT, FINANCIAL SERVICES WEEK, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE,
GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, KIPLINGER'S PERSONAL FINANCE,
LIPPER ANALYTICAL SERVICES, MONEY, MUTUAL FUND FORCASTER, NEWSWEEK, THE NEW YORK TIMES,
PERSONAL INVESTOR, STANGER REPORT, SYLVIA PORTER'S PERSONAL FINANCE, USA TODAY, U.S. NEWS
AND WORLD REPORT, THE WALL STREET JOURNAL and WIESENBERGER INVESTMENT COMPANIES SERVICE.

Addition, Deletion or Substitution of Investments
We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable
Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a
Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new
Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing
Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940
Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

Contract Benefits
---------------------------------------------------------------------------------------------

Death Benefits
General. As long as the Contract remains in force (see "PAYMENT AND ALLOCATION OF
PREMIUMS--Contract Lapse and Reinstatement"), we will pay the death proceeds of the Contract, upon due proof of the Insured's death, to the named Beneficiary in accordance with the designated Death Benefit Option. The proceeds may be paid in cash or under one of the settlement options set forth in the Contract. See "CONTRACT BENEFITS--Payment of Contract
Benefits". The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured's life provided for in the
Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease.  As long as the contract remains in force and there is no debt or unpaid Monthly Deductions, the Death Benefit will always be at least equal to the Face
Amount.

If the Insured dies at or after age 100, the amount payable will be the Cash Surrender
Value on the date of death.

Death Benefit Options. The Contract provides two Death Benefit Options: Option A and Option
B. You designate the Death Benefit Option in the application.

Option A. The Death Benefit is equal to the greater of (a) the Face Amount of the Contract plus the Accumulated Value of the Contract and (b) the Accumulated Value multiplied by the specified percentage shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death):

  Specified                   Specified
Attained Age    Percentage  Attained Age  Percentage
----------------------------------------------------
 40 or less        250%         61           128%
     41            243          62           126
     42            236          63           124
     43            229          64           122
     44            222          65           120
     45            215          66           119
     46            209          67           118
     47            203          68           117
     48            197          69           116
     49            191          70           115
     50            185          71           113
     51            178          72           111
     52            171          73           109
     53            164          74           107
     54            157       75 to 90        105
     55            150          91           104
     56            146          92           103
     57            142          93           102
     58            138          94           101
     59            134       95 to 99        100
     60            130

Illustration of Option A. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt. (The specified percentage is 250%
for an Insured aged 40 or below on the Contract Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of
$10,000 will yield a Death Benefit of $60,000 ($50,000 + $10,000); and an Accumulated Value
of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The Death Benefit,
however, will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated
Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face
Amount plus Accumulated Value.

Each additional dollar added to Accumulated Value above $33,333 will increase the Death
Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a
Death Benefit of $87,500 (2.50 X $35,000); an Accumulated Value of $40,000 will yield a
Death Benefit of $100,000 (2.50 X $40,000); and an Accumulated Value of $50,000 will yield a Death Benefit of $125,000 (2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of Accumulated
Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated
Value of the Contract, the Death Benefit will be the Face Amount plus the Accumulated Value.

Option B. The Death Benefit is the greater of (a) the Face Amount of the Contract and (b)
the Accumulated Value on the Valuation Date on or next following the Insured's date of death multiplied by the specific percentage shown in the table above.

Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated Value of the Contract exceeds
$20,000, the Death Benefit will exceed the Face Amount. Each additional dollar added to
Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a
40-year-old Insured with an Accumulated Value of $25,000 will have a Death Benefit of
$62,500 (2.50 X $25,000); an Accumulated Value of $30,000 will yield a Death Benefit of
$75,000 (2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death Benefit of
$100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of Accumulated
Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulated
Value multiplied by the specified percentage is less than the Face Amount, the Death
Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select
Option B.

Change in Death Benefit Option. At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by sending us a Written Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Written Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting
Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and net amount at risk (that is, the difference between the Death Benefit and Accumulated Value)
can be illustrated as follows. Assume that a Contract under Option A has a Face Amount of
$100,000 and an Accumulated Value of $10,000, and therefore a Death Benefit of $110,000
($100,000 + $10,000) and a net amount at risk of $100,000 ($110,000 - $10,000). If the
Death Benefit Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit (which equals the Face Amount under Option B) would be reduced from
$110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000
($100,000 - $10,000). If the Death Benefit Option were then changed back to Option A, the
Death Benefit would remain the same, the Face Amount would be reduced from $100,000 to
$90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000 - $10,000 = $90,000). The overall effect of changing from Option A to Option B and then back to Option A would be to have reduced the Face
Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to
$100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of
Premiums--Premium Limitations".

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk--that is, in general, the Death Benefit less the Accumulated Value. See "CHARGES AND DEDUCTIONS--Monthly Deduction". Changing from Option
A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value)
remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount. The Death Benefit may vary with the Contract's
Accumulated Value, and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the foregoing table. Under Option B, the
Death Benefit will only vary with the Contract's Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount. Subject to certain limitations (see "Decreases" and
"Increases" below), generally you may increase your Contract's Face Amount in force or decrease your Contract's Face Amount in force by submitting a written application to us.
The effective date of the increase will be the date shown on the supplemental schedule page we will mail you.  (For contracts issued in New York, the effective date of the increase will be the Monthly Anniversary on or next following the date we approve your application for insurance.)  The effective date of the  decrease will be the Monthly Anniversary on or next after we receive written notice. An increase in Face Amount may have tax consequences.
See "TAX MATTERS--Contract Proceeds". The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below:

Decreases. A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges. See "CHARGES AND DEDUCTIONS--Monthly Deduction".

A decrease in the Face Amount will result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. See "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Decrease Charge". Whenever the Decrease Charge is
imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly
Charge included in the first 180 Monthly Deductions will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease
Charge then imposed. See "CHARGES AND DEDUCTIONS--Monthly Deduction--Initial Monthly Charge".

See Appendix E for information about differences in charges on VUL 1 contracts.

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly
Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash
Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face
Amount.

The Face Amount in force after any requested decrease may not be less than the Minimum Face
Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease (see "PAYMENT AND ALLOCATION OF
PREMIUMS--Amount and Timing of Premiums--Premium Limitations").

As discussed previously (see "CONTRACT BENEFITS--Death Benefit--Change in Death Benefit
Option"), if the Death Benefit Option is changed from Option B to Option A, the Death
Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance. See "PAYMENT AND ALLOCATION
OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. See "CHARGES AND DEDUCTIONS--Monthly Deduction". If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease
Charge".

Increases. An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges. See "CHARGES AND DEDUCTIONS--Monthly Deduction".

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for Increases (which is included in the
Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective. See
"CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge" and "CHARGES AND
DEDUCTIONS--Monthly Deduction".

You may not request an increase in Face Amount for less than $25,000. You may not increase the Face Amount after the Insured's Attained Age 85. To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct the Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated
Value.

After increasing the Face Amount, you will have the right (i) during a Free Look Period, to have the increase cancelled and receive a credit or refund (see "CONTRACT RIGHTS--Free Look
Privileges"), and (ii) during the first 24 months following the increase to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire
Contract for such a new contract (see "CONTRACT RIGHTS--Exchange Privileges").

See Appendix E for information about changes in face amounts for VUL 1 contracts.

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the
Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge
(including the additional Decrease Charge arising from the requested increase) and the
Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated
Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount (see "DEATH BENEFIT GUARANTEE--Death Benefit Guarantee Premium").

Insurance Protection. You may increase or decrease the insurance protection provided by the
Contract (that is, the net amount at risk, which is, in general, the difference between the
Death Benefit and the Accumulated Value) in one of several ways as insurance needs change.
These include

o    increasing or decreasing the Face Amount,
o    changing the level of premium payments, and,
o    to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a)  decrease in the Face Amount will, subject to the applicable percentage limitations
     (see "CONTRACT BENEFITS--Death Benefits - Death Benefit Options"), decrease the pure insurance protection without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount (see
     "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge" and "CHARGES AND
     DEDUCTIONS--Monthly Deduction").
(b)  An increase in the Face Amount (which may require satisfactory evidence of insurability--see "Increases" above) will likely increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Monthly Deduction will increase as well (see "CONTRACT BENEFITS--Death Benefits-Increases").
(c)  Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the amount of pure insurance protection as long as premium payments are sufficient to keep the Contract in force.  See "Payment and Allocation of
     Premiums-Contract Lapse and Reinstatement-Lapse".
(d)  Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount, an increased level of premium payments will generally reduce the amount of pure insurance protection.
(e)  Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Accumulated Value, then an increased level of premium payments will increase the amount of pure insurance protection.
(f)  A partial surrender will reduce the Death Benefit. See "CONTRACT RIGHTS--Surrender
     Privileges". However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death
     Benefit is based on the applicable percentage of Accumulated Values (see "CONTRACT
     RIGHTS--Surrender Privileges--Partial Surrender"). The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the Contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary. Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract Loan
Amount--see "DEATH BENEFIT GUARANTEE"), the duration of the Contract depends upon the Cash
Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease
Charge). The Contract will remain in force as long as (a) the Cash Surrender Value of the
Contract is sufficient to pay the Monthly Deduction and (b) Contract Debt does not exceed
Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the Monthly
Deduction or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the
Contract. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Accumulated Value and Cash Surrender Value
The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the
Accumulated Value less any Contract Debt and any Decrease Charge). See "CONTRACT
RIGHTS--Surrender Privileges". There is no guaranteed minimum Accumulated Value. Because a
Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

A Contract's Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease.
They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in
Face Amount).

Calculation of Accumulated Value. The Accumulated Value of the Contract is determined first on the Contract Date and thereafter on each Valuation Date. On the Contract Date, the
Accumulated Value will be the New Premiums received, plus any interest earned during the period when premiums are held in our General Account (before being transferred to the
Variable Account) (see "PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Contract"), less any Monthly Deductions due on the Contract Date.

On each Valuation Date after the Contract Date, the Contract's Accumulated Value will be:

(1)  the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's
     Unit Value on the date by the number of Subaccount Units allocated to the Contract;
     plus
(2)  the value attributable to the Contract in the Loan Account (see "CONTRACT
     RIGHTS--Loan Privileges") on the Valuation Date.

Determination of Number of Units. Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

(i)   any Net Premiums allocated to the Subaccount during the current Valuation Period;
(ii)  any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;
(iii) any repayments of the Contract Debt during the current Valuation Period; and
(iv)  any interest earned on the amount in the Loan Account and transferred to the Variable
      Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

(i)   any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract Month following a Monthly Anniversary;
(ii)  any Accumulated Value transferred from the Subaccount to another Subaccount or the
      General Account;
(iii) the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and
(iv)  any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the Valuation
Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract's Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value.  The Unit Value for a Subaccount is calculated on each
Valuation Date by dividing (1) by (2):

Where:

(1)  is the net result of:
     (a) the net asset value of the corresponding Portfolio of the  Subaccount at the end of the current Valuation Period,
                                               plus
     (b) the amount of any dividend or capital gain distribution by the Portfolio if the
         "ex-dividend" date occurs during the Valuation Period,
                                          plus or minus
     (c) a charge or credit or any taxes reserved which we determine a result of the investment operation of the Portfolio,
                                              minus
     (d) the Mortality and Expense Risk Charge (see "CHARGES and DEDUCTIONS--Charges Against
         the Variable Account--Mortality and Expense Risk Charge") for each day during the current Valuation Period (a current charge of .001644%, but never to exceed
         .002055%, of the net assets for each day during the current Valuation Period),
                                              and
(2)  is the number of Units for the Subaccount attributable to all Contracts.

Payment of Contract Benefits
If the Insured dies before age 100, the proceeds from the Contract will consist of the
Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly
Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash
Surrender Value on the date of death.

See Appendix E for information about benefits at maturity date on VUL 1 contracts, which is the Contract Anniversary on or next following the Insured's 96th birthday.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive due proof of death. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Written Notice. Payments may be postponed in certain circumstances. See "GENERAL PROVISIONS--Postponement of Payments".

You may decide the form in which the proceeds will be paid. During the Insured's lifetime, you may arrange for the death proceeds to be paid in a lump sum or under one of the settlement options described below. These choices are also available if the Contract is surrendered. If no election is made, the proceeds will be paid pursuant to Option 1 described below.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (a) payments must not be less than $50 each and (b) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Settlement options currently offered under a Contract are as follows:

Option 1--Interest Income. The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2--Income of a Fixed Amount. Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (a) income per year must not be less than 6% of the proceeds, and (b) income is paid until the proceeds, with interest credited at the rate of 3 1/2% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3--Income for a Fixed Period. Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year
(the income will not be less than the amounts set forth in a table in the Contract relating to this option).

Option 4--Life Income with Guaranteed Period. Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the payee's beneficiary to the end of that period. A period of 10 or 20 years may be elected
(the income will not be less than the amounts set forth in tables in the Contract relating to this option). After the first payment is made, this option may not be revoked or changed.
Option 5--Other Options. The proceeds may be paid under any other settlement option agreeable to us.

You may elect an option by Written Notice to us during the Insured's lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that (a) the manner of settlement has not been restricted before the Insured's death, and (b) the death proceeds have not been paid.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the
Insured. Our representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. See "GENERAL
PROVISIONS--Accelerated Benefits Rider". The tax treatment of benefits paid under the
Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract
Proceeds--Benefits Paid under the Accelerated Benefits Rider".

Payment and Allocation of Premiums
---------------------------------------------------------------------------------------------

Issuance of a Contract
In order to purchase a Contract, an individual must make application to us through one of our representatives, who is also a registered representative of Lutheran Brotherhood
Securities Corp. We are offering Contracts only to Insureds who are eligible for membership in AAL/LB, unless otherwise required by state law. At issue, the Minimum Face Amount of a
Contract under our rules is currently $50,000 for Insureds with an Attained Age of 18 through 50, and $25,000 for all other Insureds. We reserve the right to revise our rules from time to time to specify a different Minimum Face Amount at issue for subsequently issued Contracts. A Contract will be issued only on Insureds who have an Attained Age of 85 or less and who provide satisfactory evidence of insurability to us. Acceptance is subject to our underwriting rules. We reserve the right to reject an application for any reason permitted by law.

At the time an application for a Contract is accepted, subject to our underwriting rules, an applicant can obtain temporary conditional insurance protection pending issuance of the
Contract by submitting payment of the Minimum Conditional Insurance Premium. The Minimum
Conditional Insurance Premium will equal three initial Death Benefit Guarantee Premiums, or, in the case of automatic monthly payment plans, two initial Death Benefit Guarantee
Premiums. If we subsequently determine that the proposed Insured is not an acceptable risk under our underwriting standards and rules, even if the Minimum Conditional Insurance
Premium has been paid, no temporary conditional insurance coverage will have been provided and any premium paid will be refunded (without interest).

Upon delivery of the Contract, you must pay the balance (if any) of the Minimum Contract
Issuance Premium. The Minimum Contract Issuance Premium will equal the initial Scheduled
Premium selected by you (see "Amount and Timing of Premiums" below), or, in the case of automatic monthly payment plans, the greater of the Minimum Conditional Insurance Premium or the initial Scheduled Premium. If the Date of Issue precedes the Contract Date and the
Minimum Contract Issuance Premium otherwise required would not provide a premium payment sufficient to cover the next Contract Month, we will require additional Scheduled Premium payment(s) sufficient to cover through the next Contract Month.

The Date of Issue is the date we use to determine Contract Months, Contract Years,
Monthly Anniversaries and Contract Anniversaries. It will be shown on page 3 of the
Contract. The Contract Date is the date on which we will allocate the initial Net
Premium(s) to the Variable Account. The Contract Date will be the latest of (i) the Date of
Issue; (ii) the date we receive the first premium payment on the Contract at our office located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415; and (iii) any other date mutually agreed upon by us and you.

Until the Contract Date, we will hold premium payments in our General Account. If a
Contract is issued, we will credit interest on premium payments held in our General Account at a rate of interest determined by us; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid, without deduction of any Contract charges, will be refunded). We will credit any interest on these premium payments to the Contract on the Contract Date in the same manner as a premium payment, except without deduction of any Premium Expense Charge. On the Contract Date, we
will deduct the Premium Expense Charges attributable to the premiums paid, and the balance of the amount held in the General Account (on which no Premium Expense Charges will be imposed) will be transferred from the General Account and allocated among the Subaccount(s)
of the Variable Account pursuant to your instructions.

Amount and Timing of Premiums
A Contract Owner has considerable flexibility in determining the frequency and amount of premiums.

Scheduled Premiums. You will select a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. Also, under several automatic payment plans, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other payment
source rather than being billed. The periodic payment selected by you is called the
"Scheduled Premium".

The initial Scheduled Premium on an annualized basis will be shown in the Contract as the
"Planned Annual Premium". You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract's Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See
"CONTRACT BENEFITS--Death Benefits" and "DEATH BENEFIT GUARANTEE". Thus, even if you pay
Scheduled Premiums, unless the Death Benefit Guarantee is in effect, the Contract will lapse whenever

(a)  the Cash Surrender Value is insufficient to pay the Monthly Deduction or
(b)  the Contract Debt exceeds the Accumulated Value less a Decrease Charge,

and in either case if a grace period expires without your making an adequate payment. See
"Contract Lapse and Reinstatement" below.

Minimum Conditional Insurance Premium. The Minimum Conditional Insurance Premium is the
minimum premium required to provide temporary conditional insurance coverage pending issuance of the Contract. See "Issuance of a Contract" above.

Death Benefit Guarantee Premium. The Death Benefit Guarantee Premium is a monthly premium amount specified in the Contract and determined by us. The Death Benefit Guarantee Premium may change as the result of Contract changes. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee. See "DEATH
BENEFIT GUARANTEE".

Premium Flexibility. Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determine a Scheduled Premium (initially, on an annualized basis, this premium will be called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See "Contract Lapse and Reinstatement" below.

Moreover, subject to the requirements described above regarding the Minimum Conditional
Insurance Premium and the Minimum Contract Issuance Premium (see "Issuance of a Contract"
above), and to the minimum and maximum premium limitations described below, you may make premium payments at any time before age 100 in any amount. The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations. The Internal Revenue Code provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Contract exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount.
Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the
Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner's request (see "CONTRACT BENEFITS--Death Benefits--Ability to Change Face
Amount") or made as a result of a partial surrender (see "CONTRACT RIGHTS--Surrender
Privileges--Partial Surrender"), or a change in the Death Benefit Option (see "CONTRACT
RIGHTS--Death Benefits--Change in Death Benefit Option"), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value
Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charges. See
"CHARGES AND DEDUCTIONS--Premium Expense Charges".

Allocation of Net Premiums. You will, in the application for the Contract, indicate how your Net Premiums should be allocated to the Subaccount(s) of the Variable Account. Until
the Contract Date, premium payments will be allocated to our General Account. If a Contract is issued, interest will be credited on premium payments held in our General Account at a rate of interest determined by us; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid will be refunded). On the Contract Date, Net Premiums, together with any interest credited on premiums held in the General Account, will be transferred from our General Account and allocated among the
Subaccount(s) of the Variable Account that you have chosen. Any Net Premiums received after the Contract Date will be allocated to the Subaccount(s) you have chosen.

The percentages of each Net Premium that may be allocated to any Subaccount of the Variable
Account must be in whole numbers and the sum of the allocation percentages must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may change your allocation for future Net Premiums without charge at any time by providing us with Written Notice or by telephone (if you have completed the Telephone Transaction
Authorization Form).

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Transfers. You may transfer your Accumulated Value among the Subaccounts of the Variable
Account by sending us Written Notice or by telephone (if you have completed the Telephone
Transaction Authorization Form). The total amount that you transfer each time must be at least $200 (unless the total cash value in a Subaccount is less than $200, in which case the entire amount may be transferred). No fees are currently charged for transfers. We may postpone transfers in certain circumstances. See "GENERAL PROVISIONS--Postponement of
Payments". Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract Owner wishes to transfer a total of $200 or more, any amount can be transferred from the various
Subaccounts (for example, $100 from the Money Market Subaccount and $100 from the Income
Subaccount, or any other combination that totals $200 or more). A Contract Owner may transfer a total of less than $200 only if the amount transferred from each Subaccount equals the total Accumulated Value in that Subaccount (for example, a $150 total transfer taken totally from the Money Market Subaccount when $150 represents the total Accumulated
Value in that Subaccount, or a $150 total transfer taken $100 from the Money Market
Subaccount and $50 from the Income Subaccount when these amounts represent the total
Accumulated Value in these Subaccounts).

Telephone Transfers. Telephone transfers are available when you complete the Telephone
Transaction Authorization Form. If you elect to complete that form, you thereby agree that we and our agents and employees will not be liable for any loss, liability, cost or expense when we and our agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after you have completed the Telephone
Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
Such procedures may include among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

Special Transfer Service--Dollar Cost Averaging. We administer a dollar cost averaging program which enables you to pre-authorize a periodic exercise of the transfer rights described above. Your entering into a dollar cost averaging agreement will instruct us to periodically transfer predetermined dollar amounts from the Money Market Subaccount to as many of the other Subaccounts as specified by you until the amount in the Money Market
Subaccount is exhausted or you terminate the agreement.

The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the
Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Contract Lapse and Reinstatement
Lapse. Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), lapse will only occur when

(a)  the Cash Surrender Value is insufficient to cover the Monthly Deduction or
(b)  Contract Debt exceeds the Accumulated Value less any Decrease Charge, and in either case if a grace period expires without a sufficient payment. Even if the Cash Surrender
     Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt (see definition of "Contract Debt" in section entitled "DEFINITIONS"), the Cash Surrender Value
(which is Accumulated Value less any Contract Debt and any Decrease Charge) will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the grace period for the Contract does not commence until the Cash Surrender Value is insufficient to cover the Monthly Deduction.
Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, until the expiration of this grace period. We will send you notice on or after the Monthly
Anniversary on which (a) the Cash Surrender Value is insufficient to pay the Monthly
Deduction chargeable on the Monthly Anniversary or (b) the Contract Debt exceeds the
Accumulated Value less any Decrease Charge. The notice will specify the payment required to keep the Contract in force and the length of the grace period.

In order to prevent lapse, you must during the grace period make a premium payment or make a loan repayment sufficient to (a) increase the Cash Surrender Value (that is, the
Accumulated Value less any Contract Debt and any Decrease Charge) to an amount sufficient to cover any unpaid Monthly Deductions or (b) reduce Contract Debt to an amount equal to or less than the Accumulated Value less any Decrease Charge. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts except those issued in New York, at the commencement of the grace period, we will transfer your Contract's Accumulated Value attributable to the Variable Account
(that is, the Accumulated Value in excess of the amount held in the Loan Account) into our
General Account. For Contracts issued in New York, if the Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable
Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the
Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See "Allocations of Premiums and
Accumulated Value" above.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and any unpaid Monthly
Deductions.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The
Contract will have no Accumulated Value or Cash Surrender Value upon termination of the
Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See "DEATH BENEFIT GUARANTEE".

Reinstatement.  A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period by submitting the following items to us:

(1)  Written application for reinstatement;
(2)  Evidence of insurability satisfactory to us;
(3)  Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and
(4)  A payment that is sufficient to cover:
     (a) payment of any unpaid Monthly Deductions for the grace period; and
     (b) a premium repayment sufficient to increase Cash Surrender Value (that is, the
         Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the
Accumulated Value on that date less any reinstated Contract Debt and any reinstated
Decrease Charge (discussed below). The amount of Accumulated Value on the date of reinstatement will equal:

o    the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus
o    any premiums received at the time of reinstatement, reduced by the Premium Expense
     Charges; less
o    any Monthly Deductions and any loan interest due for the grace period; less
o    the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any
Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the
15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the
Contingent Deferred Sales Charge (see "CHARGES AND DEDUCTIONS--Accumulated Value
Charges--Decrease Charge--Amount of Contingent Deferred Sales Charge"). Moreover, the Monthly
Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

See Appendix E for information about differences in the Decrease Charge and the Deferred
Administrative Charge on VUL 1 contracts.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See "DEATH
BENEFIT GUARANTEE".

Charges and Deductions
---------------------------------------------------------------------------------------------

We will deduct charges in connection with the Contract to compensate us for:

(a)  providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;
(b)  administering the Contract;
(c)  assuming certain risks in connection with the Contract; and
(d)  incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges
Sales Charges. Sales charges, generally called "sales load", will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, is 3% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net
Premium to the Variable Account. The second, the Contingent Deferred Sales Charge, which is part of the Decrease Charge, will reduce the Contract's Accumulated Value in the Variable
Account in the event of full surrender or lapse of the Contract, or in part upon a requested decrease in the Face Amount. See "Charges Against Accumulated Value--Decrease
Charge" below.

The sales charges in any Contract year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads
(both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the Mortality and
Expense Risk Charge. (See "Accumulated Value Charges--Mortality and Expense Risk Charge"
below).

Premium Taxes. Various states and their subdivisions impose a tax on premiums received by insurance companies.  Premium taxes vary from state to state.  A deduction of 2% of the premium will be made from each premium payment.  The deduction represents an amount we believe is necessary to pay all premium taxes imposed by the states and any subdivisions thereof.

Premium Processing Charge. We will deduct an amount equal to $1.00 per premium payment
($.50 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. We reserve the right to increase this charge to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Accumulated Value Charges
Decrease Charge.  The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly
Deductions have been made after issuance of a Contract or after a requested increase in
Face Amount. The term "Decrease Charge" is used to describe this charge because, during the applicable 15-year period, the charge is imposed in connection with a decrease in the Face
Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative
Charge reimburses us for administrative expenses in connection with the issuance of the
Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the
Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge--Initial Face Amount.  At Contract issuance, we will compute a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium.
This premium amount is used solely for the purpose of calculating the Contingent Deferred
Sales Charge. The Contingent Deferred Sales Charge actually imposed will equal the maximum
Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (a) 25% of the CDSC Premium and (b) 25% of actual premiums paid (before deducting Premium Expense Charges) during the first Contract
Year.

The maximum Contingent Deferred Sales Charge calculated as described above (subject to the limitation keyed to 25% of actual premiums paid), will remain level until the fifth
Contract Anniversary. Commencing on the fifth Contract Anniversary, and then on each subsequent Monthly Anniversary until 120 Monthly Deductions have been made on and after the fifth Contract Anniversary, the maximum Contingent Deferred Sales Charge will be reduced as of each Monthly Anniversary in level amounts equal to approximately .83% (10% on an annual basis) of the maximum Contingent Deferred Sales Charge. This means that the actual
Contingent Deferred Sales Charge will be reduced to 80% of the maximum Contingent Deferred
Sales Charge after approximately 7 Contract Years, 60% of the maximum after approximately 9
Contract Years, 40% of the maximum after approximately 11 Contract Years, 20% of the maximum after approximately 13 Contract Years, and zero after approximately 15 Contract
Years.

The CDSC Premium is an annual premium amount determined by us on the same basis as the
Death Benefit Guarantee Premium (see "DEATH BENEFIT GUARANTEE"), except that the CDSC
Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC
Premium will never exceed the "guideline annual premium", as that term is defined under SEC
Rule 6e-3(T), for the Contract.

Amount of Contingent Deferred Sales Charge--Increases in Face Amount. If the Face Amount is
increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The
Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (a) 25% of the CDSC Premium for the increase and (b) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. Like the similar limitation for the initial Face Amount, the CDSC Premium for the increase will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine "the amount of premiums attributable to the increase"
because additional premium payments are not required to fund a requested increase in Face
Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face
Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash
Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic
Contingent Deferred Sales Charge. It will remain at the maximum level through approximately five years from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts equal to approximately .83% (10% on an annual basis) of the maximum Contingent Deferred Sales Charge for the increase. Thus, after the 120th Monthly
Deduction following the fifth anniversary of the increase, the Contingent Deferred Sales
Charge on the increase will be reduced to zero.

Amount of Deferred Administrative Charge. At Contract issuance, we will compute a Deferred
Administrative Charge. In general, this charge will equal an amount per $1,000 of Face
Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. For Insureds with an
Attained Age under 18, the Deferred Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured's Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix C. As shown in Appendix C, the Deferred Administrative Charge per
$1,000 of Face Amount will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the
Insured's gender, and so, in Montana, this charge will not be based on the gender of the
Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions have been made, this Deferred
Administrative Charge will be reduced in level amounts equal to approximately .55% of the maximum Deferred Administrative Charge (or a 6 2/3% reduction of the maximum Deferred
Administrative Charge on an annual basis). In this way, the Deferred Administrative Charge will be reduced to zero as of the Monthly Anniversary when the 180th Monthly Deduction is made.

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial
Face Amount, (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred
Administrative Charge.

The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts equal to .55% of the maximum Deferred Administrative Charge (or a 6 2/3% reduction of the maximum Deferred
Administrative Charge on an annual basis) as Monthly Deductions are taken until 180 Monthly
Deductions have been made after the effective date of the increase, when the Deferred
Administrative Charge on the increase will be reduced to zero.

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Charge included in the Monthly Deduction. See
"Monthly Deduction" below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the
Monthly Deduction (which covers these charges through the Initial Monthly Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative
Charge). Each of these charges applies until 180 Monthly Deductions have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the
Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face
Amount, would be an "acceleration" of the amounts that otherwise would have been paid during this 15-year period through the Initial Monthly Charge included in the Monthly
Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Charge will be reduced accordingly (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Initial Monthly Charge").

The discussion in the immediately preceding paragraph does not apply to spouse riders. The
Deferred Administrative Charge is not an "acceleration" of the Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured's spouse. An
Initial Monthly Charge will arise upon issuance of a spouse rider, but no Deferred
Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated (see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse
and Reinstatement").

Method of Deduction and Effect of Decrease Charge. The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the
Decrease Charge will be treated as a deduction for purposes of determining the Contract's
Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect

(a)  the amount available for Contract loans (see "CONTRACT RIGHTS-Loan Privileges"),
(b)  the amount available in connection with full or partial surrenders (see "CONTRACT
     RIGHTS--Surrender Privileges"), and
(c)     the amount available to pay Monthly Deductions, which will, subject to the Death
     Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), determine the Contract's duration and possible lapse (see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and
     Reinstatement").

If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your
Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly
Deductions are allocated against the Subaccount(s). See "Charges Against Accumulated
Value--Monthly Deductions" below. If the Cash Surrender Value is not sufficient to cover the
Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (a) the Decrease Charge for the most recent increase; (b) the Decrease
Charge for the next most recent increases successively; and (c) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of $100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease Charge imposed for the $40,000 decrease would be determined by using the Decrease Charge for the most recent increase in Face Amount
($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase).
If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the
$60,000 decrease would be determined by using the Decrease Charge for the two increases
(which were $30,000 and $20,000, respectively) and then adding a proportionate part of the
Decrease Charge for the initial Face Amount ($10,000/$100,000, or one-tenth of the Decrease
Charge for the initial Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of $100,000, and the Face Amount is first decreased by $20,000, then increased by $50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows.
The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the
Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the
Decrease Charge for that increase.

Reinstatement of Decrease Charge. If a Contract lapses and is then reinstated, any Decrease
Charge applicable at the time of lapse will also be reinstated. See "PAYMENT AND ALLOCATION
OF PREMIUMS--Contract Lapse and Reinstatement".

See Appendix E for information about differences in the Decrease Charge and the Deferred
Administrative Charge on VUL 1 contracts.

Monthly Deduction
Charges will be deducted on the Contract Date and each Monthly Anniversary from the
Accumulated Value of the Contract (the "Monthly Deduction") to compensate us for administrative expenses and the insurance provided by the Contract.

The Monthly Deduction consists of three components:

(a)  the cost of insurance,
(b)  insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and
(c)  the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly
Anniversary prior to the Insured's Attained Age 100. (On the Contract Date, a Monthly
Deduction covering the period of time from the Date of Issue until the first Monthly
Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract
Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the
Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the
Contract by redeeming units from the Subaccounts of the Variable Account.  The Monthly
Deduction will be allocated against each Subaccount in the same proportion that the
Contract's Accumulated Value in each Subaccount bears to the total Accumulated Value of the
Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary.
Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1,000 for each Contract Month. The net amount at risk on any
Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

(1)  the initial Face Amount;
(2)  successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and
(3)  any Death Benefit that would be payable by reason of Accumulated Value calculations
     (that is, whenever the Death Benefit is based on the applicable percentage of
     Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option
B is in effect, the Accumulated Value will first be considered a part of the initial Face
Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the Face Amount.
Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the
Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the
Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in
effect. See "CONTRACT BENEFITS--Death Benefits--Accumulated Value and Cash Surrender Value".

Cost of Insurance Rate. Cost of insurance rates will be based on the Face Amount and the gender, issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience.
They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured's Attained Age and the 1980
Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face Amount and any requested increases in Face Amount, and will apply to all Insureds of the same premium class, gender, issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

Montana has enacted legislation that requires that cost of insurance rates applicable to
Contracts purchased in Montana cannot vary on the basis of the Insured's gender. Therefore, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women. See
"EMPLOYMENT-RELATED BENEFIT PLANS".

Premium Class. The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users.  Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred.  An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18, he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user.  In New Jersey, the insured will be reclassified as non-tobacco unless we are notified the insured is a tobacco user. (We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18.)

Monthly Administration Charge. We have primary responsibility for the administration of the
Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred
Administrative Charge included in the Decrease Charge, which is, in effect, an
"acceleration" of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge--a basic monthly administrative charge that is collected every Contract Month and an initial monthly charge that is deducted as part of the first 180 Monthly Deductions (the "Initial Monthly
Charge") following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. We will deduct a basic monthly administrative charge of $10.00 from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured's Attained Age 100 as part of the Monthly Deduction. This charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge. We will deduct the Initial Monthly Charge from the Accumulated
Value as part of the first 180 Monthly Deductions following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured's Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the
Insured's gender and upon whether the Insured is a tobacco user or not. The Initial Monthly
Charge per $1,000 of Face Amount will be determined from Appendix D. As shown in Appendix
D, the Initial Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

If the Face Amount is increased, we will deduct a separate Initial Monthly Charge for
Increases from the Accumulated Value as part of the first 180 Monthly Deductions after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Charge for Increases in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured's spouse is added, we will deduct a separate Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Charge will be determined in the same manner as for the initial
Face Amount, except that the spouse's Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the
Insured's gender. Therefore, in Montana, this charge will not be based on the gender of the
Insured.

The Initial Monthly Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability"
decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. See "CHARGES AND
DEDUCTIONS--Accumulated Value Charges--Decrease Charge" above. We will not, however, be reimbursed twice for these expenses. As described above (see "CHARGES AND
DEDUCTIONS--Accumulated Value Charge--Decrease Charge"), and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the 15-year period when the Initial Monthly Charge applies, or if a requested decrease in Face Amount occurs during the 15-year period when the Initial Monthly
Charge generally applies, the Initial Monthly Charge will, in effect, generally be
"accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an
"acceleration" of the Initial Monthly Charge, the imposition of the Deferred Administrative
Charge will generally eliminate or reduce the Initial Monthly Charge. If the Contract lapses or is totally surrendered during the 15-year period when the Initial Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected. If the Face Amount is decreased at the Contract Owner request during this
15-year period so that the Decrease Charge (including the Deferred Administrative Charge)
is imposed in part, we will reduce the Initial Monthly Charge because of the Deferred
Administrative Charge imposed (being applied to reduce proportionately or eliminate the
Initial Monthly Charge attributable to that portion of the Face Amount covered by the
Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Charge until a total of 180 Monthly Deductions have been taken. See "PAYMENT AND ALLOCATION OF
PREMIUMS--Contract Lapse and Reinstatement".

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be "accelerated" and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the 15-year period when an Initial Monthly Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this 15-year period, the
Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges. The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See
"GENERAL PROVISIONS--Additional Insurance Benefits".

See Appendix E for information about differences in the Monthly Deduction, including the cost of insurance rates, basic monthly administrative charge, and the Initial Monthly
Charge on VUL 1 contracts.

Partial Surrender Charge
We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account
Mortality and Expense Risk Charge. We will deduct a daily charge (the "Mortality and
Expense Risk Charge") from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We have determined that a
Mortality and Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount would be reasonable in relation to the mortality and expense risks we assume under the Contract. We will, however, initially impose a Mortality and Expense Risk
Charge at an annual rate of .60% (or a daily rate of .001644). We guarantee not to increase the Mortality and Expense Risk Charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the
Subaccounts, on each Valuation Date. When the previous day or days were not a Valuation
Date, the deduction on the Valuation Date will be .001644% multiplied by the number of days since the last Valuation Date.

The mortality risk we assume is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes. Currently, we make no charge against the Variable Account for Federal income taxes.
We may, however, make such a charge in the future if income or gains within the Variable
Account will incur any Federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. See "FEDERAL TAX MATTERS".

Investment Advisory Fee of the Fund. Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fee incurred by the Fund. As investment adviser to the Fund, AAL/LB charges the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid Cap Growth, and Opportunity
Growth Portfolios. AAL/LB also charges the Fund an annual investment advisory fee equal to
..85% of the aggregate average daily net assets of the World Growth Portfolio. See "LBVIP
AND THE VARIABLE ACCOUNT--LB Series Fund, Inc.", and the accompanying current prospectus for the Fund.

Operating expenses of the Fund, other than the investment advisory fee, are reimbursed by
AAL/LB and us pursuant to an Expense Reimbursement Agreement.  For the fiscal year of the
Fund ended December 31, 2001, the Fund was reimbursed approximately $4,026,766 for such operating expenses, which would have represented approximately 0.05% of the average daily net assets of each of the Portfolios in the Fund without the reimbursement.  The Expense
Reimbursement Agreement could be terminated at any time by the mutual agreement of the
Fund, AAL/LB and LBVIP, but the Fund, AAL/LB and LBVIP currently contemplate that the
Expense Reimbursement Agreement will continue so long as the Fund remains in existence.  If the Expense Reimbursement Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the
Fund held by the Subaccounts of the Variable Account.

Death Benefit Guarantee
---------------------------------------------------------------------------------------------

General. If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death Benefit
Guarantee specified in the Contract.  In Contracts issued in the State of Maryland, the
Benefit Guarantee" described in this Prospectus is called a "No-Lapse Guarantee."  For
Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly
Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see "PAYMENT AND
ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

The Death Benefit Guarantee provides significant protection against lapse of the Contract.
First, to the extent Cash Surrender Value declines due to poor investment performance, the
Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated
Value in these years. You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 15 years following the increase, which could create a similar possibility of lapse as exists during the early
Contract Years. THUS, EVEN THOUGH THE CONTRACT PERMITS PREMIUM PAYMENTS LESS THAN THE
PAYMENTS REQUIRED TO MAINTAIN THE DEATH BENEFIT GUARANTEE, YOU WILL LOSE THE SIGNIFICANT
PROTECTION PROVIDED BY THE DEATH BENEFIT GUARANTEE BY PAYING LESS THAN THE PREMIUMS
REQUIRED TO MAINTAIN THE GUARANTEE.

WHEN CONSIDERING CONTRACT LOANS (see "CONTRACT RIGHTS--Loan Privileges") OR PARTIAL
SURRENDERS (see "CONTRACT RIGHTS--Surrender Privileges"), YOU SHOULD KEEP IN MIND THAT A
CONTRACT LOAN OR PARTIAL SURRENDER COULD CAUSE TERMINATION OF THE DEATH BENEFIT GUARANTEE
BECAUSE THE AMOUNT OF ANY PARTIAL SURRENDER OR CONTRACT LOAN AMOUNT WILL, SUBJECT TO
CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE
REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN MET.

Death Benefit Guarantee Requirement. The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of the Premium Expense Charges) under the
Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the
Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the
Cash Surrender Value less any unearned interest is greater than or equal to the sum of the
Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of:

1)   The amount of the partial surrender or unpaid Contract loan; and
2)   The excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (a) and (b) where:
     a)  Is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and
     b)  Is the sum of Death Benefit Guarantee Premiums from the Date of  Issue through the
         Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee. First, by "deeming" the sum of premiums paid to be increased under the circumstances described above for purposes of the Death
Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit
Guarantee under the formula described above.

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the
Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect (directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments (see
"PAYMENT AND ALLOCATION OF PREMIUMS") and of partial surrenders and Contract loans (see
"CONTRACT RIGHTS--Loan Privileges" and "CONTRACT RIGHTS--Surrender Privileges").

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (a) the Insured's Attained Age 71 and (b) the Attained Age of the Insured at
the end of a period ranging from 8 to 34 years (varying with the Insured's Attained Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the Death
Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis.
If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under
"Reinstatement".

See Appendix E for information about differences in the Death Benefit Guarantee on VUL 1 contracts.

Reinstatement. If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death Benefit
Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

WHEN DETERMINING THE AMOUNT AND FREQUENCY OF PREMIUM PAYMENTS, YOU SHOULD CAREFULLY
CONSIDER THAT THE DEATH BENEFIT GUARANTEE TERMINATES IMMEDIATELY WHEN THE REQUIREMENTS
DESCRIBED ABOVE ARE NOT SATISFIED, AND THE ABILITY TO REINSTATE THE DEATH BENEFIT GUARANTEE
PERMANENTLY EXPIRES ON THE FOLLOWING MONTHLY ANNIVERSARY OF THE CONTRACT 31 DAYS AFTER WE
SEND WRITTEN NOTICE OF TERMINATION.

Death Benefit Guarantee Premium. The Contract will state the monthly premium amount required to maintain the Death Benefit Guarantee (the "Death Benefit Guarantee Premium").
The Death Benefit Guarantee Premium is determined by us based upon a formula taking into account -

o    the applicable cost of insurance charge for the Insured, using the Insured's actual premium class (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Cost of Insurance");
o    a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;
o    the applicable Initial Monthly Charge (see "CHARGES AND DEDUCTIONS-Monthly
     Deduction--Initial Monthly Charge");
o    the charge for any additional insurance benefits added by rider (see "GENERAL
     PROVISIONS--Additional Insurance Benefits"); and
o    the basic monthly administrative charge of $10.00 per month (see  "CHARGES AND
     DEDUCTIONS--Monthly Deduction--Basic Monthly Administrative Charge").

Due to the factors considered in calculating these charges, the Death Benefit Guarantee
Premium will vary depending upon, among other things,

o    the Insured's gender,
o    the Insured's Attained Age,
o    the Insured's premium class,
o    the Face Amount,
o    the Death Benefit Option, and
o    which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract
Owner will be notified promptly of the new Death Benefit Guarantee Premium.

Contract Rights
---------------------------------------------------------------------------------------------

Loan Privileges
General. You may at any time after the Contract Date borrow money from us using the
Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of
Accumulated Value over any Decrease Charge on the date of any loan. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

See Appendix E for information about differences in Loan Privileges on VUL 1 contracts.

As used in this Prospectus, the term "Loan Amount" means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term "Debt" means the sum of all unpaid Contract loans less any unearned prepaid loan interest). The Loan Amount is used in calculating whether the requirement for the Death
Benefit Guarantee has been satisfied (see "DEATH BENEFIT GUARANTEE"). Contract Debt is used in calculating the Contract's Cash Surrender Value (see "CONTRACT BENEFITS--Accumulated
Value and Cash Surrender Value") the amount of Death Benefit proceeds payable to the beneficiary (see "CONTRACT BENEFITS--Death Benefits"), and (in some cases) in determining whether the Contract will lapse (see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and
Reinstatement).

Allocation of Contract Loan. We will allocate a Contract loan among the Subaccounts of the
Variable Account in the same proportion that your Contract's Accumulated Value in each
Subaccount bears to the Contract's total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Written Notice. Postponement of loans may take place under certain circumstances. See "GENERAL PROVISIONS--Postponement of Payments".

Interest. The interest rate we charge on Contract loans accrues daily at an annual rate of
7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans. Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract's Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. NO ADDITIONAL INTEREST WILL BE CREDITED TO
THESE ASSETS. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Allocation of Premiums and Accumulated Value".

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract's potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death
Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the
Subaccount(s). IN ADDITION, THE DEATH BENEFIT PROCEEDS WILL BE REDUCED BY THE AMOUNT OF ANY
OUTSTANDING CONTRACT PLUS DEBT.

THE AMOUNT OF ANY CONTRACT LOAN WILL, SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM
CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT
GUARANTEE HAVE BEEN SATISFIED. AS A RESULT, A CONTRACT LOAN COULD RESULT IN TERMINATION OF
THE DEATH BENEFIT GUARANTEE. See "DEATH BENEFIT GUARANTEE".

Repayment of Contract Debt. You may repay Debt at any time while the Insured is living.
Each repayment must be at least $25 ($10 in New Jersey). If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract's
Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the
Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the Contract's Accumulated Value in a Subaccount bears to the Contract's total Accumulated Value in the Variable Account (you may select a different allocation basis with our approval). See "PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums
and Accumulated Value".

When the entire Debt is repaid, interest that would be credited upon the assets held in the
Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Tax Considerations. Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX
MATTERS--Contract Proceeds".

Surrender Privileges
At any time before the death of the Insured, you may partially or totally surrender the
Contract by sending Written Notice to us. The Cash Surrender Value will equal the
Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option. See "CONTRACT BENEFITS--Payment of
Contract Benefits".

Full Surrender. If you surrender the Contract in full, you will be paid the Cash Surrender
Value of the Contract determined as of the date a Written Notice requesting surrender is received by us(or as of such later date as you shall specify in the Written Notice), or, if this date is not a Valuation Date, the next following Valuation Date. To surrender the
Contract fully, you must deliver the Contract to us along with the Written Notice requesting surrender.

Partial Surrender. You may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $200 and as long as the remaining Cash
Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Written Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective Subaccount(s) bears to the Contract's total
Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see
"Partial Surrenders--Certain Other Considerations" below.

Effect of Partial Surrenders on Face Amount and Death Benefit. A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the
Death Benefit under Option A by one of the following amounts:

o    If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the Insured is under 40, and there is no Contract Debt. (The applicable percentage is 250% for an Insured with an Attained Age of
40 or below. See "CONTRACT BENEFITS--Death Benefits".)
Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of
$60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000). Assume that the
Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit equals the Face Amount plus the Accumulated Value, the partial surrender will reduce the
Accumulated Value to $40,000 ($60,000 - $20,000 = $40,000) and the Death Benefit to
$140,000 ($100,000 + $40,000). The Face Amount is not changed.

o    If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the applicable percentage of
     Accumulated Value after deducting the partial surrender.

Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated
Value of $80,000 will have a Death Benefit of $200,000 ($80,000 X 2.5). Assume that the
Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the applicable percentage of Accumulated Value, the partial surrender will reduce the Accumulated Value to $60,000 ($80,000 - $20,000) and the Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value ($100,000 + $60,000 = $160,000), and (b)
the Death Benefit based on the applicable percentage of Accumulated Value ($60,000 X 2.5 =
$150,000). Therefore, the Death Benefit will be $160,000. The Face Amount is not changed.

Option B--Effect of Partial Surrenders.  The effect of a partial surrender on the Face
Amount and Death Benefit under Option B can be described as follows:

o    If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face
     Amount and the Death Benefit by the amount of the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated
Value of $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Death
Benefit and Face Amount to $90,000 ($100,000 - $10,000).

o    If the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit immediately prior to the partial surrender minus the Face
     Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated
Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the
Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable percentage ($10,000 X 2.5 = $25,000) is less than the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000
= $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated
Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit minus the Face Amount, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage ($150,000 - ($10,000 X 2.5) = $125,000). This is also the Death
Benefit based on the applicable percentage of Accumulated Value after the partial surrender
(($60,000 - $10,000) X 2.5 = $125,000).

o    If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to

(a)  the amount of the partial surrender, less
(b)  the result obtained by dividing
     (i) the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender by
     (ii)the applicable percentage.

The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated
Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the
Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable percentage ($30,000 X 2.5 = $75,000) exceeds the
Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 =
$50,000). Because the Death Benefit is based on the applicable percentage of Accumulated
Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit minus the Face Amount, the Face Amount will be reduced by an amount equal to

(1)  the amount of the partial surrender, less
(2)  the result obtained by dividing
     (A) the difference between the Death Benefit and the Face Amount prior to the partial surrender by
     (B) the specified percentage ($30,000 - (($150,000 - $100,000) (divided by) 2.5)) =
         $10,000).

The Face Amount after the partial surrender will be $90,000 ($100,000 - $10,000) and the
Death Benefit will be $90,000.

Partial Surrenders--Certain Other Considerations. THE AMOUNT OF ANY PARTIAL SURRENDER WILL,
SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING
WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN SATISFIED. AS A RESULT,
A PARTIAL SURRENDER COULD RESULT IN TERMINATION OF THE DEATH BENEFIT GUARANTEE. See "DEATH
BENEFIT GUARANTEE".

Because a partial surrender can affect the Face Amount and the Death Benefit (as described above), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the
Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly
Deduction--Cost of Insurance".

A request for partial surrender will not be implemented if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal
Revenue Code for life insurance, we will not effect such partial withdrawal. See "PAYMENT
AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

Tax Considerations. Under the Technical and Miscellaneous Revenue Act of 1988, any
surrender of a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX
MATTERS--Contract Proceeds".

Free Look Privileges
The Contract provides for two types of "free look" privileges, one after the application and issuance of the Contract and the other after any increase in Face Amount.

Free Look for Contract. The Contract provides for an initial Free Look Period. You may cancel the Contract until the latest of (a) 45 days after Part I of the application for the
Contract is signed, (b) 10 days after you receive the Contract (15 days for Contracts issued in Colorado and 20 days for Contracts issued in North Dakota), and (c) 10 days after we mail or personally deliver a notice of withdrawal right to you. In Idaho and West
Virginia, when you return the Contract, you will receive a refund equal to the sum of

(i)   the Accumulated Value (as of the date the returned Contract is received by us at our office located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or by our
      representative from whom the Contract was purchased), without any deduction of the
      Decrease Charge, plus
(ii)  the amount of any Premium Expense Charges, plus
(iii) any Monthly Deductions charged against the Contract's Accumulated Value, plus
(iv)  any Mortality and Expense Risk Charges deducted from the value of the net assets of the Variable Account attributable to the Contract, plus
(v)   the advisory fees charged by the Fund against net asset value in the Fund Portfolios attributable to the Contract's value in the corresponding Subaccount(s) of the
      Variable Account.

In other states, we will refund the sum of all premiums paid. The notice of withdrawal right for the Contract will include a statement of the Decrease Charge and of the Initial
Monthly Charge (included in the Monthly Deduction--see "CHARGES AND DEDUCTIONS--Accumulated
Value Charges--Decrease Charge" and "CHARGES AND DEDUCTIONS-Monthly Deduction-Initial
Monthly Charge") attributable to the Contract, as well as a form for requesting cancellation of the Contract during the Free Look Period.

Free Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a "free look" privilege. You may cancel a requested increase in Face Amount until the latest of (a) 45 days after Part I of the application for increase is signed, (b)
10 days after you receive a Contract supplement for the increase in Face Amount, and (c) 10 days after we mail or personally deliver a notice of withdrawal right to you. Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract's Accumulated Value allocated among the
Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly
Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).

This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Charge for Increases (included in the Monthly Deduction--see "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease
Charge" and "CHARGES AND DEDUCTIONS-Monthly Deduction-Initial Monthly Charge") attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s)
of the Variable Account and will not be refunded following cancellation of the increase.
Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges
Exchange of the Contract. During the first 24 months following the Date of Issue, you may on one occasion, without evidence of insurability, exchange any Contract still in force for a fixed benefit permanent life insurance contract issued by AAL/LB, our indirect parent. This new contract will not be dependent upon future investment results of the
Variable Account or any or our other separate accounts. In order to make this exchange for such a contract, you must surrender your Contract to us at our Home Office, the Insured must be living on the exchange date, and any assignee must agree in writing to the exchange. In addition, any Debt under the Contract must be repaid and any amount required to pay the first premium on the new contract must be paid.

The new contract will have the same issue age, and premium class as the Contract. The exchange will become effective on the date (the "exchange date") that we receive the exchange request and the Contract at our office located at 625 Fourth Avenue South,
Minneapolis, Minnesota 55415. The Contract will end at the end of the day before the exchange date, and the new contract will become effective on the exchange date. On the exchange date, the new contract will have, at your option, either a death benefit equaling the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. (An additional premium payment may be required.) The Accumulated Value of the new contract on the exchange date will vary depending upon the type of contract for which the
Contract is being exchanged. The conversion will be subject to an equitable adjustment in payments and Contract values to reflect variances, if any, in the payments and Contract values under the existing Contract and the new contract. The new contract's provisions and charges will be those that would have been applicable under our standard practices if the fixed benefit permanent life insurance contract had been issued on the Date of Issue. See
"FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.

Exchange of Increase in Face Amount. During the first 24 months following an increase in
Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract.
Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the
Contract. The conditions and principles applicable to an exchange of the entire Contract for such a contract which are described immediately above will be equally applicable to this exchange of an increase in Face Amount for such a new contract. See "FEDERAL TAX
MATTERS" for a discussion of the Federal income tax consequences of an exchange.

General Provisions
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Postponement of Payments
General. We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount if (a) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.
Transfers and allocations of Accumulated Value to and against the Subaccounts of the
Variable Account may also be postponed under these circumstances.

Payment by Check. Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner's bank.

Date of Receipt
Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our office located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 in
proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

The Contract
The Contract consists of the Contract including any attached riders or amendments, an attached copy of the Application and any supplemental Applications. Only statements in the
Application and any supplemental Applications can be used to void the Contract or defend a claim. The statements are considered representations and not warranties. Any change to the
Contract must be in writing and signed by our President and Secretary. Pursuant to various applicable state laws, certain of the provisions of the Contract may vary from state to state.

Suicide
If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, we will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the
Insured commits suicide within two years after the effective date of any increase in Face
Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount we will pay with respect to the increase will be only an amount equal to the Monthly Deductions previously made for the increase.

Incontestability
We cannot contest the validity of a Contract after it has been in force during the
Insured's lifetime for two years from its Date of Issue. Similar incontestability will apply to an increase in Face Amount or any reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

Change of Owner or Beneficiary
As long as the Contract is in force, the Contract Owner or Beneficiary may be changed by
Written Notice to us. The Contract need not be returned unless we request. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not, however, be liable for any payment made or action taken before receipt of the Written Notice.

Assignment as Collateral
The Contract may be assigned as collateral. We will not be bound by the assignment until a copy has been received at our office located at 625 Fourth Avenue South, Minneapolis,
Minnesota 55415, and we assume no responsibility for determining whether an assignment is valid or the extent of the assignees interest. All assignments will be subject to any
Contract Debt. The interest of any Beneficiary or other person will be subordinate to any assignment.

Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, the Accumulated Value and/or Death
Benefit will be adjusted, using the most recent cost of insurance rates, to the amounts that would have been provided based on the correct age and gender.

Due Proof of Death
We will accept as due proof of death of the Insured a completed claimant's statement, which will be furnished by us, together with either a certified death certificate or an attending physician's statement. In some circumstances, we may require an attending physician's statement even though a death certificate is furnished.

Reports to Contract Owners
o    We will mail to Contract Owners, at their last known address of record, within 30 days after each Contract Anniversary, annual reports confirming the status of each
     Contract's values and benefits. These reports will show the following as of the beginning and end of the Contract Year: the Face Amount; the Death Benefit; the
     Accumulated Value; any outstanding Decrease Charge; any Contract Debt; and Cash
     Surrender Value. The annual reports will show how future Net Premiums will be allocated among the Subaccount(s) pursuant to the Contract Owner's current allocation instructions. In addition, we will mail to Contract Owners quarterly reports that will show all Contract transactions since the last Contract Anniversary, including, but not limited to,
o    the amount and dates of premium payments (including those paid under an automatic payment plan offered by us or those paid prior to the initial transfer to the
     Subaccount(s) on the Contract Date),
o    monthly charges deducted,
o    loans (as well as the loan interest that became due, interest credited from the
     General Account and loan repayments),
o    partial surrenders,
o    transfers,
o    exchanges or
o    an exercise of a free look privilege.

Within seven days of the following transactions, we will mail a confirmation statement or letter to you confirming such transactions, in addition to showing them in the quarterly and annual reports:

o    any premium payment (other than those paid under an automatic payment plan offered by us or those paid prior to the initial transfer to the Subaccount(s) on the Contract
     Date, which will be confirmed by us in the annual report),
o    any Contract loan, interest payment or loan repayment,
o    any change in instructions for allocation of Net Premiums or other Contract transactions,
o    any transfer of amounts among Subaccount(s) (including the initial transfer on the
     Contract Date),
o    any partial surrender,
o    any decrease in Face Amount that results in a reduction of the Decrease Charge and thus the assets attributable to the Contract in the Subaccount(s),
o    any restoration to Accumulated Value following an exercise of a free-look privilege for an increase in the Face Amount and the manner in which such amount is allocated among the Subaccount(s),
o    any exercise of the free-look privilege for an increase in the Face Amount when a refund is made,
o    any exercise of the free look privilege for the Contract,
o    any exchange of the Contract,
o    any full surrender of the Contract, payment of a Death Benefit and payment at Maturity
     Date.

Upon request, any Contract Owner will be sent a receipt for any premium payment.

We will maintain all records relating to the Variable Account. We will mail to Contract
Owners, at their last known address of record, any reports required by any applicable law or regulation. Each Contract Owner will also be sent an annual and a semi-annual report for the Fund as required by the Investment Company Act of 1940.

Additional Insurance Benefits
Subject to certain requirements, one or more of the following additional insurance benefits may be added to the Contract at the option of the Contract Owner by rider at the time the
Contract is applied for or at a later date. At present, these options include: additional insurance coverage for accidental death, waiver of selected amount in the event of total disability, term insurance on the Insured's spouse, term insurance on the Insured's children, a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability, and a cost of living insurance adjustment without proof of insurability. We may offer additional optional benefits in the future. The cost of any additional insurance benefits will be deducted as part of the Monthly
Deduction. See "CHARGES AND DEDUCTIONS--Monthly Deduction".

The amounts of these benefits do not vary with the investment experience of the Variable
Account. Certain restrictions apply and are clearly described in the applicable rider. Any
Representative of ours authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from us upon written request. Any additional insurance benefits purchased will be described in a rider attached to the
Contract. The charge for additional insurance benefits added by rider will be specified in the Contract or in a supplement to the Contract. An additional charge will apply for any insurance benefits added by rider at any time after issuance of the Contract. Cost of insurance rates for additional term insurance benefits added by spouse rider for Contracts issued in the state of Montana will be based on unisex rates.

The issuance of a rider providing insurance coverage on the Insured's spouse will result in an additional Initial Monthly Charge. See "CHARGES AND DEDUCTIONS--Monthly Deduction--Initial
Monthly Charge".

Adding insurance benefits may have Federal income tax consequences. See "FEDERAL TAX
MATTERS--Contract Proceeds."

CharitAbility(R)
CharitAbility for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility for
Life is available for no additional premium whenever a Contract Owner has designated a
Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of
Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10%
of that amount to the charitable organization or congregation, up to $25,000 per insured.
Any legally incorporated nonprofit Lutheran organization that qualifies under Internal
Revenue Code Section 170(c) is eligible to receive Charitability for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract.

Accelerated Benefits Rider
Under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state.

The Accelerated Benefits Rider allows you to elect an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when we have received Written Notice request and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less (or such shorter period provided by applicable state law), or has been confined in a nursing home due to a condition which usually requires continuous confinement, for at least 6 consecutive months and confinement is expected to continue for the lifetime of the Insured. The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the
Contracts' Accumulated Value.

We will determine the amount available as an accelerated benefit. All or part of the eligible amount may be accelerated under the Accelerated Benefits Rider. The benefit payable for any person must be at least $10,000, or if smaller, that person's entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a portion of the eligible amount is paid, the Contract will remain in force. The amount of insurance, the Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated
Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by us.
With our approval, you may instead elect to have the benefit paid in equal periodic payments over a fixed period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, we will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments. In Connecticut, periodic payments may be elected only if the Insured has a life expectancy of less than one year.

There is no charge for adding the benefit to the Contract. However, an administrative fee
(not to exceed $150) will be charged at the time the benefit is paid. We agree that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. We can furnish details about the amount of the Accelerated Benefits Rider available to an eligible Contract Owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid. See "GENERAL PROVISIONS--Accelerated
Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract Proceeds--Benefits Paid under the
Accelerated Benefits Rider".

Reservation of Certain Rights
We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:
(1)  the withdrawal rights during the initial Free Look Period (see "CONTRACT RIGHTS--Free
     Look Privileges--Free Look for Contract");
(2)  the withdrawal rights during any Free Look Period after an increase in Face Amount
     (see "CONTRACT RIGHTS--Free Look Privileges--Free Look for Increase in Face Amount");
(3)  the exchange rights during the first 24 months following the Date of Issue (see
     "CONTRACT RIGHTS--Exchange Privileges--Exchange of the Contract"); and
(4)  the exchange rights during the first 24 months following an increase in Face Amount
     (see "CONTRACT RIGHTS--Exchange Privileges--Exchange of Increase in Face Amount").

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights.

Federal Tax Matters
---------------------------------------------------------------------------------------------

The following discussion is general and is not intended as tax advice.  Any person concerned about these tax implications should consult a competent tax adviser.  This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service.  No representation is made as to the likelihood of continuation of these current laws and interpretations.  It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations.  Moreover, no attempt has been made to consider any applicable state or other tax laws.  We do not make any guarantee regarding the tax status of any Contract.

Contract Proceeds
General.  The Contract will qualify as a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code").  Section 7702 of the Code provides that the Contract will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor.  The qualification of the Contract under Section 7702 depends in part upon the Death Benefit payable under the Contract at any time.  To the extent a change in the Contract, such as a decrease in Face Amount or a change in Death Benefit Option, would cause the Contract not to qualify, we will not make the change.  See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations."

Death Benefits.  The Death Benefit proceeds payable under either Option A or Option B will be excludable from the gross income of the Beneficiary under Section 101(a) of the Code.

Distributions.  The Contract Owner will not be taxed upon the increase in Accumulated Value of the Contract unless and until there is a taxable distribution from the Contract.

Tax Treatment of Modified Endowment Contracts.  A modified endowment contract is any
Contract that fails a special premium limitation test set forth in the Code.  This test requires that the cumulative amount paid during the first seven years since the Date of
Issue (or date of certain increases in coverage) not exceed the cumulative amount of the level annual premium which, in theory, would provide a paid-up Contract after seven years.
If this test is ever violated, we will notify the Contract Owner, who may then take certain timely steps to return the Contract to non-modified endowment contract status.  This premium limitation test does not supersede the premium limitations previously established by the Code as discussed under "Premium Limitations" at page 22 of the Prospectus.

If there is material change in the Contract, the Contract is treated as a new Contract as of the date of the material change for purposes of determining whether it will be treated as a modified endowment contract.  Such a change will create a modified endowment contract only if cumulative amounts paid in the seven years following the change violate the new cumulative premium limitation test.  Certain increases in Contract benefits
(including increases in Face Amount and in additional insured benefits) will trigger the start of a new seven-year period from the date of this change, along with a new level annual premium to be used in the test.  In addition, a reduction in Contract benefits at any time while the test is applicable could in itself create a modified endowment contract, depending on certain factors.  In this case, the premium limitation test will be applied as though the Contract were originally issued at the lower benefit unless the benefits are reinstated in a timely manner.

Distributions from a Contract treated as a modified endowment contract are taxable up to the amount equal to the excess (if any) of the Accumulated Value immediately before the distribution over the investment in the Contract at such time.  Investment in the Contract is generally defined as the premiums paid for the Contract (plus or minus any loss or gain, respectively, transferred into the Contract as a result of a tax-free exchange), minus any non-taxable distributions (where taxable gain calculations are based on surrender values net of loans).  Loans taken from such a Contract, as well as surrenders and benefits paid at maturity (other than the Death Benefit), will be treated as taxable distributions.  (The assignment or pledge of a Contract with a maximum death benefit of $25,000 or less made to secure only burial or prearranged funeral expenses is not treated as a distribution).  A ten percent (10%) additional income tax will be imposed on the portion of any distribution from such a Contract that is included in income except where the distribution is made on or after the date on which the Contract Owner attains age 59 1/2, or is attributable to the
Contract Owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and Beneficiary.

Any withdrawal or loan proceeds that were paid 24 months prior to such a Contract becoming a modified endowment contract will also potentially be a taxable distribution.

Generally, interest on such Contract loans, even if paid, will not be tax deductible.

All modified endowment contracts issued by us (or our affiliates) to the same Contract
Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

Tax Treatment of Contracts that are NOT Modified Endowment Contracts.  A full surrender distribution of the Contract will, under Section 72(e)(5) of the Code, be included in the
Contract Owner's gross income to the extent it exceeds the Contract Owner's investment in the Contract.

A partial surrender distribution from the Contract will be taxed under the "cost recovery rule" in that the distribution will be included in the Contract Owner's gross income to the extent it exceeds the investment in the Contract.  However, certain cash distributions received as a result of certain Contract benefit changes will be taxed under the
"interest-first" rule if the distribution occurs during the first fifteen years after the
Contract is issued.  The amount of the cash distribution to be included in gross income will be limited to the minimum of the taxable gain and the applicable recapture ceiling as defined in Section 7702.  No ten percent (10%) additional penalty will apply.

In addition, under Section 72(e)(5) of the Code, loans received under the Contract will not be included in gross income.  (However, loans may or may not be taxable at the time of a full or partial surrender.)  Interest paid to us with respect to the loan is generally not deductible.  Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the deductibility of interest paid on any Contract loans.

Benefits Paid under the Accelerated Benefits Rider. Adding the Accelerated Benefits Rider
to a newly issued Contract has no adverse consequences; however, electing to use it could.
If certain requirements are satisfied, however, accelerated death benefits paid under the
Accelerated Benefits Rider to a terminally or chronically ill insured individual, as defined in the Code, may not be subject to tax. A competent tax adviser should be consulted for further information.

Withholding.  The taxable portion of a distribution to an individual is subject to
Federal income tax withholding unless the taxpayer elects not to have withholding.  We will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution.

Changes in Contract Owners.  The right to change Contract Owners may have tax consequences, depending on a number of factors.  Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the tax consequences of such a change.

Exchanges.  The right to exchange the Contract for a fixed benefit permanent life insurance contract (see "CONTRACT RIGHTS--Exchange Privileges") will be treated as a tax-free exchange under Section 1035.  A life insurance contract received in exchange for a modified endowment contract will also be treated as a modified endowment contract.  Also, if a
Contract Owner exchanges any life insurance contract entered into before June 21, 1988, for a Contract described in this prospectus, then the new provisions regarding modified endowment contracts described above may apply.  Accordingly, a Contract Owner should consult a tax adviser before effecting an exchange of any life insurance contract, including the Contract.

Other Taxes.  Federal estate taxes and the state and local estate, inheritance and other taxes may become due depending on applicable law and the circumstances of each Contract
Owner or Beneficiary, if the Contract Owner or Insured dies.  Any person concerned about the estate implications of the Contract should consult a competent tax adviser.

Diversification Requirements. Flexible premium variable life insurance policies such as the
Contracts will be treated as life insurance contracts under the Code, among other things, so long as the separate accounts funding them are "adequately diversified".

The assets of the Fund are expected to meet the diversification requirements. We will monitor the Contracts and the regulations of the Treasury Department to insure that the
Contract will continue to qualify as a life insurance contract under Sections 7702 and 817.

Pension and Profit-Sharing Plans.  If a Contract is purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such
Contracts will be somewhat different from that described above.  A competent tax adviser should be consulted on these matters.

Our Tax Status
We do not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account.  Based on this expectation, no charge is being made currently to the Variable Account for Federal income taxes which may be attributable to the Account.  If, however, we determines that it may incur such tax burden, we may assess a charge for such burden from the Variable Account.

We may also incur state and local taxes, in addition to premium taxes, in several states.
At present, these taxes are not significant.  If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account, may be made.

Employment-Related Benefit Plans
---------------------------------------------------------------------------------------------

The Contracts described in this Prospectus (except for Contracts issued in the state of
Montana) contain guaranteed and current cost of insurance rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v.
Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. Because of this decision, the cost of insurance rates applicable to
Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Insured's gender. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the
NORRIS decision applies. Contracts issued in connection with employment-related insurance benefit plans may also be subject to different limitations with respect to the Minimum Face
Amount, increases in Face Amount, additional insurance benefits, and issues ages.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of NORRIS, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

Voting Rights
---------------------------------------------------------------------------------------------

General. As stated above, all of the assets held in the Subaccounts of the Variable Account will be invested in shares of the corresponding Portfolios of the Fund. We are the legal owner of those shares and as such have the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and at a shareholders' meeting. However, we will, as required by law, vote the shares of the Fund at regular and special meetings of the shareholders of the Fund in accordance with instructions received from Contract Owners.
If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so. The Fund's Bylaws provide that regular meetings of the shareholders of the Fund may be held on an annual or less frequent basis as determined by the Board of Directors of the Fund. For a more complete discussion, see the accompanying prospectus for the Fund.

The number of votes with respect to which a Contract Owner has the right to instruct voting will be calculated separately for each Subaccount. The number of votes will be determined by dividing a Contract's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the subaccount invests. Fractional shares will be counted. We will make this determination as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all of our separate accounts and our affiliates having a voting interest in that Portfolio in proportion to each such separate account's voting interest in that Portfolio, and will be voted in the same manner as are such separate account's votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

Disregard of Voting Instructions. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Contract Owner in the investment policy or the investment adviser of a Portfolio of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change were contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on our General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event we disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report of the Fund to Contract Owners.

Our Directors and Officers
---------------------------------------------------------------------------------------------

Our Directors and their principal occupations are:

       John O. Gilbert                Chairman, AAL/LB

       Bruce J. Nicholson             President and Chief Executive Officer, AAL/LB

       Woodrow E. Eno                 Senior Vice President, General Counsel and Secretary,AAL/LB

       Lawrence W. Stranghoener       Executive Vice President and Chief Financial Officer, AAL/LB

       Jon M. Stellmacher             Executive Vice President, Financial Services Operations AAL/LB

       Pamela J. Moret                Senior Vice President, Marketing and Products, AAL/LB

       James A. Thomsen               Senior Vice President, Field Operations, AAL/LB

Our Senior Officers and their positions with LBVIP are:

         Bruce J. Nicholson          President and Chief Executive Officer

         David K. Stewart            Treasurer

         Daniel G. Walseth           Vice President and Secretary

         Randall L. Boushek          Vice President

         David J. Christianson       Vice President

         Michael E. Loken            Vice President

         Richard J. Kleven           Vice President

         Jennifer H. Martin          Vice President

         Susan Oberman Smith         Vice President

         Richard B. Ruckdashel       Vice President

         Lynnette J. Stertz          Vice President

         Lawrence W. Stranghoener    Vice President

         Mark O. Swenson             Vice President

         James A. Thomsen            Vice President

The principal business address of each of the foregoing directors and officers is 625
Fourth Avenue South, Minneapolis, Minnesota.

Sales and Other Agreements
---------------------------------------------------------------------------------------------

Lutheran Brotherhood Securities Corp. ("LBSC"), 625 Fourth Avenue South, Minneapolis,
Minnesota 55415, an indirect subsidiary of AAL, which was organized as a Pennsylvania corporation in 1969, acts as the principal underwriter of the Contracts pursuant to a
Distribution Agreement to which we and the Variable Account are also parties.

LBSC is registered with the SEC as a broker-dealer under the Securities Exchange Act of
1934 and is a member of the National Association of Securities Dealers, Inc.  LBSC is also named as distributor of the stock of The Lutheran Brotherhood Family of Funds, consisting of the following series:  Lutheran Brotherhood Opportunity Growth Fund, Lutheran
Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran
Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund,
Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran
Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund and
Lutheran Brotherhood Money Market Fund, all of which are diversified open-end investment companies.

The Directors and Officers of LBSC, each of whom has a business address as 625 Fourth
Avenue South, Minneapolis, Minnesota 55415, are the following persons:

Name                                      Positions and Offices with LBSC
    John O. Gilbert                          Chairman
    Bruce J. Nicholson                       Director
    James A. Thomsen                         Director and President
    Woodrow E. Eno                           Director
    Lawrence W. Stranghoener                 Director
    Pamela J. Moret                          Director
    Jon M. Stellmacher                       Director
    Colleen Both                             Vice President and Chief Compliance Officer
    John C. Bjork                            Secretary
    David K. Stewart                         Treasurer
    J. Keith Both                            Vice President
    David J. Christianson                    Vice President
    Douglas B. Miller                        Vice President
    Richard B. Ruckdashel                    Vice President
    Thomas C. Schinke                        Vice President

The Contracts are sold through our representatives who are licensed by state insurance officials to sell the Contracts.  These representatives are also registered representatives of LBSC or AAL Capital Management Corporation, another indirect subsidiary of AAL which is registered with the SEC as a broker-dealer and has a selling agreement with LBSC.  The
Contracts are offered in all states where we are authorized to sell variable life insurance.

When an application for a Contract is completed, it is submitted to us.  Under a service agreement between AAL/LB and us (described below), AAL/LB performs insurance underwriting reviews and determines whether to accept or reject the application for the Contract and determines the Insured's premium class.

Under the Distribution Agreement, LBSC will perform suitability review.

Under the Distribution Agreement, our representatives receive commissions and service fees from LBSC for selling and servicing the Contracts.  We reimburse LBSC for such compensation.  We also reimburse LBSC for other expenses incurred in marketing and selling the Contracts.  These include general agent compensation, our representatives' training allowances and agency expense allowances.

Compensation of Our Representatives.  Our representatives selling the Contracts will receive a 3% service fee of all premiums paid on the Contract.  In addition to the service fee, commissions will be paid to our representatives based on a commission schedule summarized below.  Further, our representatives may be eligible to receive certain benefits based on the account of earned commissions.

During the first Contract Year, commissions will be not more than 52% of the Death Benefit
Guarantee Premium for the Contract.  In the second and third Contract Years, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the Contract.  The
Death Benefit Guarantee Premium at issue will include premiums attributable to riders and supplemental benefits included in the Contract.
For the first year following an increase in Face Amount, commissions will be not more than
52% of the Death Benefit Guarantee Premium for the increase.  In the second and third year following an increase, commissions will equal, in general, 7% of the Death Benefit
Guarantee Premium for the increase.

For Contracts with an initial Face Amount greater than or equal to $500,000 but less than
$1,000,000, during the first Contract Year after issue or following an increase in Face
Amount, the commissions will be not more than 42% of the applicable Death Benefit Guarantee
Premium. For Contracts with an initial Face Amount greater than or equal to $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 32% of the applicable Death Benefit Guarantee Premium. In the second and third year after issue or following an increase, the commissions will equal, in general, 6% of the applicable Death Benefit Guarantee Premium.

For the first year following the addition of a spouse rider or an increase in the Face
Amount of a spouse rider, the commission will be not more than 52% of the Death Benefit
Guarantee Premium for the rider or the increase.  In the second and third year following the addition of a spouse rider or an increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the rider or the increase.

For a spouse rider with an initial Face Amount greater than or equal to $500,000 but less than $1,000,000, during the first Contract Year after issue or following an increase in
Face Amount, the commissions will be not more than 42% of the applicable Death Benefit
Guarantee Premium. For spouse rider with an initial Face Amount greater than or equal to
$1,000,000, during the first Contract Year after issue or following an increase in Face
Amount, the commissions will be not more than 32% of the applicable Death Benefit Guarantee
Premium. In the second and third year after issue or following an increase, the commissions will equal, in general, 6% of the applicable Death Benefit Guarantee Premium.

For the first year following the addition of a child rider, the commission will be not more than 52% of the Death Benefit Guarantee Premium for the increase in Face Amount of the rider.  In the second and third year following the increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the rider.

Service Agreement.  AAL/LB performs certain investment and administrative duties for us pursuant to a written agreement.  The agreement is automatically renewed each year, unless either party terminates it.  Under this agreement, we pay AAL/LB for salary costs and other services and an amount for indirect costs incurred through our use of AAL/LB's personnel and facilities.

Legal Proceedings
---------------------------------------------------------------------------------------------

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject.  We recently have been named in a civil litigation proceeding relating to life insurance pricing and sales practices, which appears to be substantially similar to claims asserted in class actions brought against many other life insurers.  We believe we have substantial defenses to this action.  In the opinion of its management, the outcome of this proceeding is not likely to have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the
Contracts.

Legal Matters
---------------------------------------------------------------------------------------------

Legal matters relating to the federal securities laws and state laws pertaining to the
Contracts, including our right to issue the Contracts thereunder, have been passed upon by
John C. Bjork, counsel for LBVIP.

Experts
---------------------------------------------------------------------------------------------

The financial statements of the Variable Account and LBVIP included in this Prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.
Actuarial matters included in this Prospectus have been examined by Kenneth A. Dahlberg,
FSA, MAAA, Actuary of LBVIP, whose opinion is filed as an exhibit to the Registration
Statement.

Financial Statements
---------------------------------------------------------------------------------------------

The audited financial statements of LBVIP which are included in this Prospectus should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of LBVIP to meet its obligations under the
Contracts.  They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                                           PricewaterhouseCoopers LLP
                                                           650 Third Avenue South
                                                           Suite 1300
                                                           Minneapolis MN 55402-4333
                                                           Telephone (612) 596 6000
                                                           Facsimile (612) 373 7160

                            Report of Independent Accountants

To the Board of Directors of Lutheran Brotherhood
Variable Insurance Products Company and Contract
Owners of LBVIP Variable Insurance Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Opportunity Growth, Mid Cap Growth, World Growth,
Growth, High Yield, Income, and Money Market subaccounts of LBVIP Variable Insurance
Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for the three years then ended in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of Lutheran Brotherhood Variable Insurance Products Company's
management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, on January 1, 2002, Lutheran
Brotherhood merged with and into Aid Association for Lutherans.

/s/ PricewaterhouseCoopers LLP

March 29, 2002

                              LBVIP Variable Insurance Account
                                Opportunity Growth Subaccount
                                    Financial Statements

                             Statement of Assets and Liabilities
                                      December 31, 2001

ASSETS:
  Investment in LB Series Fund, Inc. -
    Opportunity Growth Portfolio 1,166,159
    shares at net asset value of $10.21 per
    share (cost $13,429,778)               $11,902,464
  Receivable from LBVIP for units issued.        9,102
                                           -----------
      Total assets                          11,911,566
                                           -----------

LIABILITIES:
  Payable to LBVIP for mortality and
    expense risk charge.                         5,971
                                           -----------
      Total liabilities                          5,971
                                           -----------

NET ASSETS                                 $11,905,595
                                           ===========

Number of units outstanding                  1,076,355
                                           ===========

Unit value (net assets divided
   by units outstanding)                        $11.06
                                               -------

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999

                                                               2001         2000         1999
                                                          ------------   -----------   -----------
INVESTMENT INCOME:
   Dividend income                                            $38,631    $       -    $       -
   Mortality and expense risk charge                          (72,221)     (90,115)     (67,965)
                                                          ------------   ----------   ----------

     Net investment loss                                      (33,590)     (90,115)     (67,965)
                                                          ------------   ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                    589,924      200,004      (60,354)
   Net change in unrealized appreciation or depreciation
     of investments                                        (3,208,793)  (1,114,675)   3,165,220
                                                          ------------   ----------  ----------
     Net (loss) gain on investments                        (2,618,869)    (914,671)   3,104,866
                                                          ------------   ----------  ----------
     Net change in net assets resulting from operations   ($2,652,459) ($1,004,786)  $3,036,901
                                                          ===========   ===========  ==========

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999

                                                          2001       2000       1999
                                                      ----------  ----------   ---------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                     ($33,590)   ($90,115)   ($67,965)
Net realized gain (loss) on investments                  589,924     200,004     (60,354)
Net change in unrealized appreciation or depreciation
   of investments                                     (3,208,793) (1,114,675)  3,165,220
                                                      ----------  ----------   ---------
     Net change in net assets resulting from
       operations                                     (2,652,459) (1,004,786)  3,036,901
                                                      ----------  -----------  ---------

UNIT TRANSACTIONS:
Proceeds from units issued                             1,804,267   2,141,882   2,106,665
Net asset value of units redeemed                     (1,273,951) (1,587,142) (1,286,688)
Transfers from other subaccounts                         784,944   2,255,026     756,346
Transfers to other subaccounts                        (1,077,442) (1,944,845) (1,659,645)
                                                      ----------  -----------  ---------
     Net change in net assets resulting from
       unit transactions                                 237,818     864,921     (83,322)
                                                      ----------  -----------  ---------
     Net change in net assets                         (2,414,641)   (139,865)  2,953,579

NET ASSETS:
Beginning of period                                   14,320,236  14,460,101  11,506,522
                                                      ----------  -----------  ---------

End of period                                        $11,905,595 $14,320,236 $14,460,101
                                                      ----------  -----------  ---------
                                                      ----------  -----------  ---------

                              LBVIP Variable Insurance Account
                                  Mid Cap Growth Subaccount
                                    Financial Statements

                             Statement of Assets and Liabilities
                                      December 31, 2001

ASSETS:
  Investment in LB Series Fund, Inc. - Mid Cap
    Growth Portfolio 847,672 shares at net asset
    value of $13.04 per share (cost $12,467,487)          $11,052,738
  Receivable from LBVIP for units issued                       56,405
                                                          -----------
      Total assets                                         11,109,143
                                                          -----------
LIABILITIES:
  Payable to LBVIP for mortality and expense risk
    charge                                                      5,534
                                                          -----------
      Total liabilities                                         5,534
                                                          -----------

NET ASSETS                                                $11,103,609
                                                          -----------
                                                          -----------

Number of units outstanding                                   747,877
                                                          ===========
Unit value (net assets divided by units outstanding)           $14.85
                                                              -------

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999

                                                          2001       2000       1999
                                                     ------------ ---------- -----------
INVESTMENT INCOME:
   Dividend income                                       $45,940 $        -     $7,884
   Mortality and expense risk charge                     (63,232)   (58,320)   (17,272)
                                                     ------------ ---------- -----------
     Net investment loss                                 (17,292)   (58,320)    (9,388)
                                                     ------------ ---------- -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                      658,703    642,548     16,713
   Net change in unrealized appreciation or
     depreciation of investments                      (3,129,174)   106,087  1,474,961
                                                     ------------ ---------- -----------
     Net (loss) gain on investments                   (2,470,471)   748,635  1,491,674
                                                     ------------ ---------- -----------
     Net change in net assets resulting from
       operations                                    ($2,487,763)  $690,315 $1,482,286
                                                     ============ ========== ==========

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999

                                                          2001       2000       1999
                                                     -----------   ----------  -----------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss                                     ($17,292)    ($58,320)     ($9,388)
Net realized gain on investments                         658,703      642,548       16,713
Net change in unrealized appreciation or
   depreciation of investments                        (3,129,174)     106,087    1,474,961
                                                     -----------   ----------  -----------
     Net change in net assets resulting from
       operations                                     (2,487,763)     690,315    1,482,286
                                                     -----------   ----------  -----------

UNIT TRANSACTIONS:
Proceeds from units issued                             1,706,546    1,980,699      997,849
Net asset value of units redeemed                     (1,039,695)    (910,571)    (273,114)
Transfers from other subaccounts                       1,851,534    5,966,789    1,764,913
Transfers to other subaccounts                          (817,607)  (1,302,811)    (296,037)
                                                     -----------   ----------  -----------
     Net change in net assets resulting from
       unit transactions                               1,700,778    5,734,106    2,193,611
                                                     -----------   ----------  -----------
     Net change in net assets                           (786,985)   6,424,421    3,675,897

NET ASSETS:
Beginning of period                                   11,890,594    5,466,173    1,790,276
                                                     -----------   ----------  -----------
End of period                                        $11,103,609  $11,890,594   $5,466,173
                                                     ===========  ===========  ===========

                              LBVIP Variable Insurance Account
                                   World Growth Subaccount
                                    Financial Statements

                             Statement of Assets and Liabilities
                                      December 31, 2001

ASSETS:
  Investment in LB Series Fund, Inc. - World Growth
    Portfolio 1,106,346 shares at net asset value
    of $10.02 per share (cost $13,349,238) $11,081,752
                                           ------------
      Total assets                          11,081,752
                                           ------------

LIABILITIES:
  Payable to LBVIP for units redeemed           24,378
  Payable to LBVIP for mortality and expense
    risk charge                                  5,571
                                           ------------
      Total liabilities                         29,949
                                           ------------

NET ASSETS                                 $11,051,803
                                           ============

Number of units outstanding                    972,780
                                           ============
Unit value (net assets divided by units
   outstanding)                                 $11.36
                                               =======

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999

                                                         2001         2000        1999
                                                       ---------    --------     -------
INVESTMENT INCOME:
   Dividend income                                       $44,853    $      -     $49,526
   Mortality and expense risk charge                     (70,966)    (85,804)    (64,633)
                                                       ---------    --------     -------
     Net investment loss                                 (26,113)    (85,804)    (15,107)
                                                       ---------    --------     -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                      887,360     555,631     131,491
   Net change in unrealized appreciation or
     depreciation of investments                      (3,850,406) (3,075,253)  3,377,965
                                                      ----------  ----------   ---------
     Net (loss) gain on investments                   (2,963,046) (2,519,622)  3,509,456
                                                      ----------  ----------   ---------
     Net change in net assets resulting from
       operations                                    ($2,989,159)($2,605,426) $3,494,349
                                                      ==========  ==========  ==========

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999

                                                         2001         2000        1999
                                                     ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss                                     ($26,113)   ($85,804)    ($15,107)
Net realized gain on investments                         887,360      555,631     131,491
Net change in unrealized appreciation or depreciation
   of investments                                     (3,850,406)  (3,075,253)  3,377,965
                                                     ------------  ----------  ----------
     Net change in net assets resulting from
       operations                                     (2,989,159)  (2,605,426)  3,494,349
                                                     ------------  ----------  ----------

UNIT TRANSACTIONS:
Proceeds from units issued                             1,839,238    2,279,689   1,911,770
Net asset value of units redeemed                     (1,210,943)  (1,460,863) (1,082,010)
Transfers from other subaccounts                         785,974    3,092,677   1,335,466
Transfers to other subaccounts                          (984,519)  (1,931,744) (1,085,116)
                                                     ------------  ----------  ----------
     Net change in net assets resulting from unit
       transactions                                      429,750    1,979,759   1,080,110
                                                     ------------  ----------  ----------
     Net change in net assets                         (2,559,409)    (625,667)  4,574,459

NET ASSETS:
Beginning of period                                   13,611,212   14,236,879   9,662,420
                                                     ------------  ----------  ----------

End of period                                        $11,051,803  $13,611,212 $14,236,879
                                                     ------------  ----------  ----------
                                                     ------------  ----------  ----------

                              LBVIP Variable Insurance Account
                                      Growth Subaccount
                                    Financial Statements

                             Statement of Assets and Liabilities
                                      December 31, 2001

ASSETS:
  Investment in LB Series Fund, Inc. - Growth
    Portfolio 8,337,183 shares at net asset value
    of $15.25 per share (cost $155,027,148)          $127,138,376
  Receivable from LBVIP for units issued                   54,992
                                                    -------------
      Total assets                                    127,193,368
                                                    -------------

LIABILITIES:
  Payable to LBVIP for mortality and expense
    risk charge                                            64,743
                                                    -------------
      Total liabilities                                    64,743
                                                    -------------

NET ASSETS                                           $127,128,625
                                                    =============

Number of units outstanding                             2,257,619
                                                    =============

Unit value (net assets divided by units outstanding)       $56.31
                                                          =======

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999

                                                         2001        2000        1999
                                                     ------------  ----------   ----------
INVESTMENT INCOME:
  Dividend income                                       $313,602     $548,946     $627,222
  Mortality and expense risk charge                     (832,994)  (1,082,671)    (867,263)
                                                     ------------  ----------    ----------
     Net investment loss                                (519,392)    (533,725)    (240,041)
                                                     ------------  ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                    30,554,826   33,582,670   15,400,106
  Net change in unrealized appreciation or
    depreciation of investments                      (62,018,105) (42,310,635)  38,720,971
                                                     ------------  ----------    ----------
     Net (loss) gain on investments                  (31,463,279)  (8,727,965)  54,121,077
                                                     ------------  ----------    ----------

     Net change in net assets resulting from
       operations                                   ($31,982,671) ($9,261,690) $53,881,036
                                                    ============= ============ ===========

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999

                                                         2001         2000         1999
                                                     ------------  -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss                                    ($519,392)    ($533,725)     ($240,041)
Net realized gain on investments                      30,554,826    33,582,670     15,400,106
Net change in unrealized appreciation or depreciation
   of investments                                    (62,018,105)  (42,310,635)    38,720,971
                                                     ------------  -----------    -----------
     Net change in net assets resulting from
       operations                                    (31,982,671)   (9,261,690)    53,881,036
                                                     ------------  -----------    -----------

UNIT TRANSACTIONS:
Proceeds from units issued                            11,090,962    12,904,668     12,488,044
Net asset value of units redeemed                    (12,579,858)  (15,327,746)   (13,391,875)
Transfers from other subaccounts                       5,075,011    11,468,494      9,478,440
Transfers to other subaccounts                        (7,493,195)  (15,433,173)    (9,734,303)
                                                     ------------  -----------    -----------
     Net change in net assets resulting from
       unit transactions                              (3,907,080)   (6,387,757)    (1,159,694)
                                                     ------------  -----------    -----------
     Net change in net assets                        (35,889,751)  (15,649,447)    52,721,342

NET ASSETS:
Beginning of period                                  163,018,376   178,667,823    125,946,481
                                                     ------------  -----------    -----------
End of period                                       $127,128,625  $163,018,376   $178,667,823
                                                     ------------  -----------    -----------

                              LBVIP Variable Insurance Account
                                    High Yield Subaccount
                                    Financial Statements

                             Statement of Assets and Liabilities
                                      December 31, 2001

ASSETS:
  Investment in LB Series Fund, Inc. - High Yield
    Portfolio 5,035,005 shares at net asset value
    of $5.41 per share (cost $45,547,683)          $27,233,676
  Receivable from LBVIP for units issued                14,587
                                                  ------------
      Total assets                                  27,248,263
                                                  ------------

LIABILITIES:
  Payable to LBVIP for mortality and expense
    risk charge                                         13,853
                                                  ------------
      Total liabilities                                 13,853
                                                  ------------

NET ASSETS                                         $27,234,410
                                                  ============

Number of units outstanding                          1,062,255
                                                  ============

Unit value (net assets divided by units
   outstanding)                                         $25.64
                                                       =======

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999

                                                          2001         2000          1999
                                                     ------------  ------------   ----------
INVESTMENT INCOME:
   Dividend income                                    $3,738,669    $4,417,129    $4,158,778
   Mortality and expense risk charge                    (173,983)     (217,774)     (232,882)
                                                     ------------  ------------   ----------
     Net investment income                             3,564,686     4,199,355     3,925,896
                                                     ------------  ------------   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                   (1,421,458)     (637,976)     (340,008)
   Net change in unrealized appreciation or
     depreciation of investments                      (3,368,751)  (11,461,685)       50,096
                                                     ------------  ------------   ----------
     Net loss on investments                          (4,790,209)  (12,099,661)     (289,912)
                                                     ------------  ------------   ----------
     Net change in net assets resulting from
       operations                                    ($1,225,523)  ($7,900,306)   $3,635,984
                                                     ============  ============   ==========

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999

                                                          2001        2000          1999
                                                     ------------ ------------    ----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                 $3,564,686    $4,199,355    $3,925,896
Net realized loss on investments                      (1,421,458)     (637,976)     (340,008)
Net change in unrealized appreciation or depreciation
   of investments                                     (3,368,751)  (11,461,685)       50,096
                                                     ------------ ------------    ----------
     Net change in net assets resulting from
       operations                                     (1,225,523)   (7,900,306)    3,635,984
                                                     ------------ ------------    ----------

UNIT TRANSACTIONS:
Proceeds from units issued                             3,171,237     3,865,496     4,374,468
Net asset value of units redeemed                     (3,081,283)   (3,284,336)   (4,069,689)
Transfers from other subaccounts                       1,155,975     2,318,214     1,692,316
Transfers to other subaccounts                        (2,424,017)   (4,757,519)   (3,856,259)
                                                     ------------ ------------    ----------
     Net change in net assets resulting from unit
       transactions                                   (1,178,088)   (1,858,145)   (1,859,164)
                                                     ------------ ------------    ----------
     Net change in net assets                         (2,403,611)   (9,758,451)    1,776,820

NET ASSETS:
Beginning of period                                   29,638,021    39,396,472    37,619,652
                                                     ------------ ------------    ----------

End of period                                        $27,234,410   $29,638,021   $39,396,472
                                                     ------------ ------------    ----------

                              LBVIP Variable Insurance Account
                                      Income Subaccount
                                    Financial Statements

                             Statement of Assets and Liabilities
                                      December 31, 2001

ASSETS:
  Investment in LB Series Fund, Inc. - Income
    Portfolio 2,135,855 shares at net asset value
    of $9.80 per share (cost $20,942,652)            $20,928,948
  Receivable from LBVIP for units issued                   5,422
                                                    ------------
      Total assets                                    20,934,370
                                                    ------------

LIABILITIES:
  Payable to LBVIP for mortality and expense risk
     charge                                               10,624
                                                    ------------
      Total liabilities                                   10,624
                                                    ------------

NET ASSETS                                           $20,923,746
                                                   =============

Number of units outstanding                              735,972
                                                   =============

Unit value (net assets divided by units outstanding)      $28.43
                                                         =======

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999

                                                          2001          2000         1999
                                                      -----------   ----------    ----------
INVESTMENT INCOME:
   Dividend income                                    $1,258,275    $1,254,483    $1,120,092
   Mortality and expense risk charge                    (123,880)     (109,839)     (110,409)
                                                      -----------   ----------    ----------
     Net investment income                             1,134,395     1,144,644     1,009,683
                                                      -----------   ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                 8,927       (72,147)      (23,027)
   Net change in unrealized appreciation or depreciation
     of investments                                      166,391       657,989    (1,474,900)
                                                      -----------   ----------    ----------
     Net gain (loss) on investments                      175,318       585,842    (1,497,927)
                                                      -----------   ----------    ----------
     Net change in net assets resulting from
       operations                                     $1,309,713    $1,730,486     ($488,244)
                                                      ===========   ==========    ==========

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999

                                                          2001         2000         1999
                                                      -----------   ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                 $1,134,395    $1,144,644    $1,009,683
Net realized gain (loss) on investments                    8,927       (72,147)      (23,027)
Net change in unrealized appreciation or depreciation
   of investments                                        166,391       657,989    (1,474,900)
                                                      -----------   ----------    ----------
     Net change in net assets resulting from
       operations                                      1,309,713     1,730,486      (488,244)
                                                      -----------   ----------    ----------

UNIT TRANSACTIONS:
Proceeds from units issued                             1,696,009     1,998,367     2,184,716
Net asset value of units redeemed                     (2,169,934)   (1,639,516)   (1,945,858)
Transfers from other subaccounts                       2,329,773     1,344,753     1,423,716
Transfers to other subaccounts                        (1,740,813)   (2,043,975)   (1,615,948)
                                                      -----------   ----------    ----------
     Net change in net assets resulting from unit
       transactions                                      115,035      (340,371)       46,626
                                                      -----------   ----------    ----------
     Net change in net assets                          1,424,748     1,390,115      (441,618)

NET ASSETS:
Beginning of period                                   19,498,998    18,108,883    18,550,501
                                                      -----------   ----------    ----------
End of period                                        $20,923,746   $19,498,998   $18,108,883
                                                      -----------   ----------    ----------

                              LBVIP Variable Insurance Account
                                   Money Market Subaccount
                                    Financial Statements

                             Statement of Assets and Liabilities
                                      December 31, 2001

ASSETS:
  Investment in LB Series Fund, Inc. - Money
    Market Portfolio 5,077,789 shares at net asset
    value of $1.00 per share (cost $5,077,789)            $5,077,789
  Receivable from LBVIP for units issued                       2,734
                                                       -------------
      Total assets                                         5,080,523
                                                       -------------

LIABILITIES:
  Payable to LBVIP for mortality and expense risk charge       2,582
                                                       -------------
      Total liabilities                                        2,582
                                                       -------------

NET ASSETS                                                $5,077,941
                                                       =============

Number of units outstanding                                2,450,328
                                                       =============

Unit value (net assets divided by units outstanding)           $2.07
                                                              ======

                                   Statement of Operations
                        Years Ended December 31, 2001, 2000 and 1999

                                                          2001       2000        1999
                                                     ------------ ---------- -----------
INVESTMENT INCOME:
  Dividend income                                       $171,118   $236,619   $185,684
  Mortality and expense risk charge                      (27,151)   (23,474)   (23,054)
                                                     ------------ ---------- -----------
     Net investment income                              $143,967   $213,145   $162,630
                                                     ============ ========== ===========

                             Statement of Changes in Net Assets
                        Years Ended December 31, 2001, 2000 and 1999

                                                          2001        2000         1999
                                                     ------------  -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                   $143,967      $213,145      $162,630
                                                     ------------  -----------   -----------

UNIT TRANSACTIONS:
Proceeds from units issued                             1,005,819       726,590     1,029,905
Net asset value of units redeemed                       (833,282)     (647,967)     (515,086)
Transfers from other subaccounts                       2,843,124     3,922,356     3,990,681
Transfers to other subaccounts                        (2,171,689)   (4,266,724)   (3,506,865)
                                                     ------------  -----------   -----------
     Net change in net assets resulting from unit
       transactions                                      843,972      (265,745)      998,635
                                                     ------------  -----------   -----------
     Net change in net assets                            987,939       (52,600)    1,161,265

NET ASSETS:
Beginning of period                                    4,090,002     4,142,602     2,981,337
                                                     ------------  -----------   -----------

End of period                                         $5,077,941    $4,090,002    $4,142,602
                                                     ------------  -----------   -----------

         The accompanying notes are an integral part of these financial statements.

                              LBVIP VARIABLE INSURANCE ACCOUNT
                                Notes to Financial Statements

(1) ORGANIZATION
    The LBVIP Variable Insurance Account  (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of
Lutheran Brotherhood Variable Insurance Products Company (LBVIP).  LBVIP offers financial services to Lutherans and through its parent, Lutheran Brotherhood Financial Corporation, is a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit society.  The
Variable Account contains seven subaccounts - Opportunity Growth, Mid Cap Growth, World
Growth, Growth, High Yield, Income and Money Market - each of which invests in a corresponding portfolio of the LB Series Fund, Inc. (the Fund).  The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

    Effective January 1, 2002, Lutheran Brotherhood merged with and into Aid Association for Lutherans (AAL).  The Variable Account continues to operate as a separate account of
LBVIP.

    The Variable Account is used to fund flexible premium variable life ("Variable
Universal Life") insurance contracts issued by LBVIP.  Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of LBVIP .  The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by LBVIP.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments
    The investments in shares of the Fund are stated at the net asset value of the Fund.
The cost of shares sold and redeemed is determined on the average cost method.  Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes
    LBVIP is taxed as a life insurance company and includes its flexible premium variable life insurance operations in its tax return.  LBVIP anticipates no tax liability resulting from operations of the Variable Account.  Consequently, no provision for income taxes has been charged against the Variable Account.  LBVIP reserves the right to charge for taxes in the future.

Other
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS
    Proceeds received by the Variable Account from units issued represent gross contract premiums received by LBVIP less deductions for sales distribution expenses of 3% and premium taxes of 2% of the gross contract premium.  Total deductions from gross contract premiums received were $1,235,849, $1,427,111 and $1,390,843 in 2001, 2000 and 1999,
respectively.

    A monthly charge is deducted from the cash value of the contract by LBVIP for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders.  This charge is deducted by redeeming units of the subaccounts of the Variable Account.  Total monthly charges were $11,740,919, $10,792,946 and $10,355,043 in 2001, 2000 and 1999, respectively.

    A daily charge is deducted from the value of the net assets of the Variable Account to compensate LBVIP for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.60% of the average daily net assets of the
Variable Account.  Mortality and expense risk charges of $1,364,427, $1,667,997 and
$1,383,478 were deducted in 2001, 2000 and 1999, respectively.

 A decrease charge is deducted from the cash value of the contract to compensate LBVIP for certain selling and administrative expenses if: (1) within the first fifteen years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first fifteen years a contract is in force, or within fifteen years after a requested increase in face amount.  The decrease charge remains at a level amount during the first five years of the applicable fifteen year period, and then is reduced on a monthly basis by equal amounts until the decrease charge is zero after fifteen years.  This charge is deducted by redeeming units of the subaccounts of the Variable Account.  Decrease charges of $460,160, $322,103 and $422,300 were deducted in 2001, 2000 and 1999, respectively.

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                                                            Subaccounts
                           -----------------------------------------------------------------------------------------
                           Opportunity      Mid Cap        World                  High                       Money
                              Growth        Growth        Growth      Growth      Yield        Income        Market
                             --------      --------      --------    --------    --------     --------      --------
Units outstanding at
    December 31, 1998       1,003,873       161,220       742,145    2,425,397   1,219,570     744,113     1,637,410
    Units issued              295,972       229,311       268,662      430,435     215,983     165,248     2,864,711
    Units redeemed           (304,962)      (59,570)     (190,725)    (446,393)   (273,026)   (163,545)   (2,321,066)
                           ----------    ----------    ----------    ---------  ----------   ---------    ----------

Units outstanding at
    December 31, 1999         994,883       330,961       820,082    2,409,439   1,162,527     745,816     2,181,055
    Units issued              330,321       445,526       358,524      381,616     223,618     152,902     2,569,331
    Units redeemed           (270,204)     (137,616)     (238,220)    (464,175)   (279,282)   (166,977)   (2,710,872)
                           ----------    ----------    ----------    ---------  ----------   ---------    ----------

Units outstanding at
    December 31, 2000       1,055,000       638,871       940,386    2,326,880   1,106,863     731,741     2,039,514
    Units issued              270,200       264,300       244,566      328,957     195,786     160,024     2,055,755
    Units redeemed           (248,845)     (155,294)     (212,172)    (398,218)   (240,394)   (155,793)   (1,644,941)
                           ----------    ----------    ----------    ---------  ----------   ---------    ----------

Units outstanding at
    December 31, 2001       1,076,355       747,877       972,780    2,257,619   1,062,255     735,972     2,450,328
                           ==========    ==========    ==========    =========  ==========   =========    ==========

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the LB Series
Fund, Inc. were as follows:

                                                            Subaccounts
                           -------------------------------------------------------------------------------------
                           Opportunity   Mid Cap     World                   High                        Money
                              Growth     Growth      Growth      Growth      Yield         Income        Market
                             --------   --------    --------    --------    --------      --------      --------
For the year ended
   December 31, 1999
   Purchases               $1,163,936  $2,293,673  $1,793,661  $19,508,979   $5,854,490   $2,729,387    $4,143,727
   Sales                    1,290,447     134,343     726,055    7,960,733    3,782,819    1,670,923     3,000,803

For the year ended
   December 31, 2000
   Purchases               $1,803,845  $6,680,604  $3,173,756  $35,522,550   $5,946,428   $2,470,474    $3,513,294
   Sales                    1,051,332     436,987     902,123   12,702,568    3,653,061    1,680,530     3,573,684

For the year ended
   December 31, 2001
   Purchases               $1,921,000  $2,995,001  $2,258,074  $36,311,053   $4,870,105   $2,881,755    $2,993,728
   Sales                      998,483     579,916     807,194    9,080,150    2,453,330    1,620,576     2,004,045

(6) UNIT VALUES

A summary of unit values and units outstanding for variable universal life policies and the expense ratios, excluding expenses of the underlying fund portfolios, for the year ended
December 31, 2001, follows.

                                                            Subaccounts
                            ---------------------------------------------------------------------------
                           Opportunity    Mid Cap    World                 High                Money
                             Growth       Growth    Growth     Growth      Yield     Income    Market
                            --------     --------  --------    -------    -------   --------   --------
Units                       1,076,355     747,877    972,780  2,257,619 1,062,255    735,972   2,450,328
Beginning Unit Value           $13.57      $18.61     $14.47     $70.06    $26.78     $26.65       $2.01
Ending Unit Value              $11.06      $14.85     $11.36     $56.31    $25.64     $28.43       $2.07
Net Assets (in millions)        $11.9       $11.1      $11.1     $127.1     $27.2      $20.9        $5.1
Expenses as a % of Average
  Net Assets (a)                0.60%       0.60%      0.60%       0.60%    0.60%      0.60%       0.60%
Total Return                 (18.51%)    (20.23%)   (21.51%)    (19.62%)  (4.18%)      6.73%       3.38%

(a) For the year ending December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contract holder accounts through the redemption of units.

Comment on Financial Statements of LBVIP
---------------------------------------------------------------------------------------------

The financial statements of LBVIP included in this Prospectus should be considered as bearing only upon the ability of LBVIP to meet its obligations under the Contracts.  The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

                                                                  PricewaterhouseCoopers LLP
                                                                  650 Third Avenue South
                                                                  Suite 1300
                                                                  Minneapolis MN 55402-4333
                                                                  Telephone (612) 596 6000
                                                                  Facsimile (612) 373 7160

                            Report of Independent Accountants

To the Board of Directors and Stockholder of
Lutheran Brotherhood Variable Insurance Products Company:

In our opinion, the accompanying balance sheet and the related statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood Variable Insurance Products Company (the
Company) at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the
United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, on January 1, 2002, Lutheran
Brotherhood merged with and into Aid Association for Lutherans.

/s/ PricewaterhouseCoopers LLP

March 1, 2002

                  Lutheran Brotherhood Variable Insurance Products Company
                                        Balance Sheet
                                 December 31, 2001 and 2000
                                   (Dollars in thousands)
                 Assets                                                2001          2000
Investments:
  Fixed income securities available for sale, at fair value        $   462,466 $   371,165
  Loans to contractholders                                              15,146      13,920
                                                                    ----------   ----------

    Total investments                                                  477,612     385,085

Cash and cash equivalents                                               26,630      39,190
Deferred policy acquisition costs                                      146,135     169,699
Investment income due and accrued                                        4,855       4,040
Other assets                                                               654       1,704
Separate account assets                                              3,781,789   4,676,715
                                                                    ----------   ----------

    Total assets                                                   $ 4,437,675 $ 5,276,433
                                                                    ==========   ==========

      Liabilities and Stockholder's Equity
Liabilities:
  Contract reserves                                                $   154,357 $   122,023
  Contractholder deposit liabilities                                   273,964     225,727
  Benefits in the process of payment                                    13,440      12,390
  Other liabilities                                                     32,237      40,035
  Separate account liabilities                                       3,771,637   4,676,715
                                                                    ----------   ----------

    Total liabilities                                                4,245,635   5,076,890
                                                                    ----------   ----------

Stockholder's equity:
  Common stock ($2.50 par value, 2,000,000 shares authorized,
    issued and outstanding)                                             5,000        5,000
  Additional paid-in capital                                            90,800     100,800
  Accumulated other comprehensive income                                 5,396       2,252
  Retained earnings                                                     90,844      91,491
                                                                    ----------   ----------

    Total stockholder's equity                                         192,040     199,543
                                                                    ----------   ----------

    Total liabilities and stockholder's equity                     $ 4,437,675 $ 5,276,433
                                                                    ==========   ==========

         The accompanying notes are an integral part of these financial statements.

                  Lutheran Brotherhood Variable Insurance Products Company
                                   Statement of Operations
                    For the years ended December 31, 2001, 2000 and 1999
                                   (Dollars in thousands)

                                                        2001        2000        1999
Revenues:
  Contract charges                                   $ 58,415    $ 69,680     $ 60,720
  Annuity considerations and other income              39,485      30,077       25,191
  Net investment income                                28,864      25,224       19,597
  Net realized investment losses                          (11)        (55)        (395)
                                                   ----------  ----------   ----------

    Total revenues                                    126,753     124,926      105,113

Benefits and other deductions:
  Net additions to contract reserves                   33,133      25,615       21,126
  Contractholder benefits                              35,542      28,448       22,446
  Commissions and operating expenses                   24,180      22,853       21,620
  Amortization of deferred policy acquisition costs    36,970      16,452       24,239
                                                   ----------  ----------   ----------

    Total benefits and other deductions               129,825      93,368       89,431
                                                   ----------  ----------   ----------

(Loss) income from operations before income taxes      (3,072)     31,558       15,682

(Benefit from) provision for income taxes              (2,425)      9,561        3,896
                                                   ----------  ----------   ----------

Net (loss) income                                   $    (647)   $ 21,997     $ 11,786
                                                   ----------  ----------   ----------
                                                   ----------  ----------   ----------

         The accompanying notes are an integral part of these financial statements.

                  Lutheran Brotherhood Variable Insurance Products Company
                              Statement of Stockholder's Equity
                    For the years ended December 31, 2001, 2000 and 1999
                                   (Dollars in thousands)
                                                                          Accumulated
                                                            Additional      Other                      Total
                                  Comprehensive    Common     Paid-in    Comprehensive  Retained   Stockholder's
                                      Income       Stock     Capital    Income (Loss)   Earnings      Equity

Balance at December 31, 1998                     $ 2,000     $ 113,800   $   5,392    $  57,708   $  178,900
Comprehensive income:
  Net income                         $ 11,786         -             -           -        11,786       11,786
  Other comprehensive income (loss):
     Unrealized losses - investments  (16,501)        -             -      (16,501)           -      (16,501)
     Unrealized losses - acquisition
       costs                            5,778         -             -        5,778            -        5,778
                                   ----------

        Total comprehensive income  $   1,063
                                   ==========

Recapitalization of common stock                   3,000        (3,000)         -            -             -
Return of capital                                      -       (10,000)         -            -       (10,000)
                                              ----------    ----------    ----------  ---------    ---------

Balance at December 31, 1999                       5,000       100,800      (5,331)      69,494      169,963
Comprehensive income:
  Net income                         $ 21,997         -             -           -        21,997       21,997
  Other comprehensive income (loss):
     Unrealized gains - investments    11,184         -             -       11,184           -        11,184
     Unrealized gains - acquisition
       costs                           (3,601)        -             -       (3,601)          -       (3,601)
                                      ------- ----------    ----------    ----------  ---------    ---------

        Total comprehensive income   $ 29,580
                                   ==========

Balance at December 31, 2000                       5,000       100,800       2,252       91,491      199,543
Comprehensive income:
  Net loss                           $   (647)        -             -           -          (647)        (647)
  Other comprehensive income (loss):
     Unrealized gains - investments     3,206         -             -        3,206           -         3,206
     Unrealized gains - acquisition
       costs                              (62)        -             -          (62)           -          (62)
                                   ----------

        Total comprehensive income  $   2,497
                                   ==========

Return of capital                                     -        (10,000)         -            -       (10,000)
                                              ----------    ----------    ----------  ---------    ---------

Balance at December 31, 2001                    $  5,000     $  90,800   $   5,396     $ 90,844    $ 192,040
                                              ==========    ==========    ==========  =========    =========

         The accompanying notes are an integral part of these financial statements.

                  Lutheran Brotherhood Variable Insurance Products Company
                                   Statement of Cash Flows
                    For the years ended December 31, 2001, 2000 and 1999
                                   (Dollars in thousands)
                                                           2001         2000        1999

Cash flows from operating activities:
  Net (loss) income                                  $      (647)   $  21,997   $  11,786
  Adjustments to reconcile net (loss) income to net cash
         provided by operating activities:
     Deferred policy acquisition costs                    23,502       (6,052)      1,804
     Realized net investment losses                           11           55         395
     Bond amortization                                       467          547         560
  Change in operating assets and liabilities:
     Loans to contractholders                             (1,226)      (3,124)     (2,134)
     Investment income due and accrued and other assets      235        8,348      (3,671)
     Contract reserves and deposit liabilities            80,571       56,960      40,440
     Other liabilities                                    (9,491)      11,627       3,313
     Benefits in process of payment                        1,050       (1,854)      3,421
                                                      ----------   ----------  ----------
     Net cash provided by operating activities            94,472       88,504      55,914
                                                      ----------   ----------  ----------

Cash flows from investing activities:
  Proceeds from sale of fixed income securities
    available for sale                                    85,168       15,140      60,152
  Purchase of fixed income securities available
    for sale                                            (172,200)     (70,570)   (110,430)
  Investment in separate accounts                        (10,000)          -            -
                                                      ----------   ----------  ----------

     Net cash used in investing activities               (97,032)     (55,430)    (50,278)
                                                      ----------   ----------  ----------

Cash flows from financing activities:
  Return of capital                                      (10,000)          -      (10,000)
                                                      ----------   ----------  ----------

     Net cash used in financing activities               (10,000)          -      (10,000)

Net (decrease) increase in cash and cash equivalents     (12,560)      33,074      (4,364)

Cash and cash equivalents, beginning of year              39,190        6,116      10,480
                                                      ----------   ----------  ----------

Cash and cash equivalents, end of year                $   26,630    $  39,190  $    6,116
                                                      ==========   ==========  ==========

         The accompanying notes are an integral part of these financial statements.

                  Lutheran Brotherhood Variable Insurance Products Company
                                Notes to Financial Statements
                       (Dollars in thousands unless otherwise stated)
1.  Organization

    Lutheran Brotherhood Variable Insurance Products Company (the Company) offers financial services to Lutherans. Prior to January 1, 2002, the Company, through its parent,
    Lutheran Brotherhood Financial Corporation (LBFC or Parent), was a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit organization. Effective January
    1, 2002, Lutheran Brotherhood has merged with and into Aid Association for Lutherans, a
    Wisconsin-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001.

2.  Summary of Significant Accounting Policies

    Use of Estimates
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    Financial Statement Presentation
    Certain prior year amounts in the financial statements and notes to the financial statements have been reclassified to conform to the 2001 financial statement presentation.

    Cash and Cash Equivalents
    Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of 90 days or less.

    Investments
    See disclosures regarding the determination of fair value of financial instruments at
    Note 10.

    Carrying value of investments is determined as follows:
        Fixed income securities                Fair value
        Loans to contractholders               Unpaid principal balance

    Fixed income securities which may be sold prior to maturity are classified as available for sale.

    Realized investment gains and losses on sales of securities are determined on a first in, first out method for fixed income securities and are reported in the Statement of
    Operations. Unrealized investment gains and losses on fixed income securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred policy acquisitions costs and net of applicable deferred taxes, are reported as other comprehensive income.

    The investment portfolio is reviewed for investments that may have experienced a decline in fair value considered to be other than temporary.

    Deferred Policy Acquisition Costs
    Those costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred. Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of contract issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if those gains or losses had been realized, with corresponding credits or charges included in equity.

    For universal life-type and investment-type contracts, deferred acquisition costs are amortized over the average expected life of the contracts in proportion to estimated gross profits from mortality, investment, and expense margins and surrender charges.
    The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

    Separate Accounts
    Separate account assets include segregated funds invested by the Company for the benefit of variable life insurance and variable annuity contract owners. The assets
    (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. The assets of the variable accounts will not be applied to the liabilities arising out of any other business conducted by the Company. Assets are valued at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the
    Company's net (loss) income.

    Contract Reserves and Contractholder Deposit Liabilities
    Liabilities for future contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

    Liabilities for future contract benefits on limited-payment contracts are determined using appropriate assumptions for investment yields, mortality, morbidity and expenses, including a provision for the risk of adverse deviation.

    Premium Revenue and Benefits to Contractholders
    Recognition of Universal Life-Type Contract Revenue and Benefits to Contractholders

    Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed.  The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances.  Amounts received as payments for such contracts are not reported as premium revenues.

    Revenues for universal life-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration. Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

    Recognition of Investment Contract Revenue and Benefits to Contractholders

    Contracts that do not subject the Company to risks arising from contractholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities and supplementary contracts are considered investment contracts. Amounts received as payments for such contracts are not reported as premium revenues.

    Revenues for investment products consist of investment income and contract administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

    Recognition of Limited-Payment Contract Revenue and Benefits to Contractholders

    Limited-payment contracts subject the Company to contractholder mortality and morbidity risks over a period that extends beyond the premium paying period. Certain annuities and supplementary contracts with life contingencies are considered limited-payment contracts. Considerations are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

    Income Taxes
    The Company's tax provision and related balance sheet accounts are determined in accordance with a tax sharing agreement with its Parent, which allocates federal income taxes to the Company as if it filed a separate tax return. Federal income taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3.  Investments

    Fixed Income Securities
    Investments in fixed income securities at December 31, 2001 and 2000 follow:

                                                            Available for Sale (Carried at Fair Value)
                                                                         December 31, 2001
------------------------------------------------------------------------------------------------------
                                                       Amortized       Unrealized  Unrealized    Fair
                                                          Cost           Gains       Losses      Value
    Fixed income securities:
      U.S. government                                  $ 240,028     $   7,189  $     (941)  $ 246,276
      Mortgage-backed securities                          96,461         1,616        (311)     97,766
      Non-investment grade bonds                           3,011            -         (686)      2,325
      Corporate and other bonds                          113,594         2,892        (387)    116,099
                                                       ----------    ----------   ----------  ---------

          Total available for sale                     $ 453,094     $  11,697   $  (2,325)  $ 462,466
                                                       ==========    ==========   ==========  =========

                                                            Available for Sale (Carried at Fair Value)
                                                                         December 31, 2000
------------------------------------------------------------------------------------------------------
                                                       Amortized       Unrealized  Unrealized    Fair
                                                          Cost           Gains       Losses      Value

    Fixed income securities:
      U.S. government                                  $ 202,170     $   5,352  $     (437)  $ 207,085
      Mortgage-backed securities                          76,411           681        (235)     76,857
      Corporate and other bonds                           88,111           684      (1,572)     87,223
                                                       ----------    ----------   ----------  ---------

         Total available for sale                      $ 366,692     $   6,717  $   (2,244)  $ 371,165
                                                       ==========    ==========   ==========  =========

    The amortized cost and fair value of fixed income securities available for sale as of
    December 31, 2001 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.

                                                                                  Amortized      Fair
                                                                                     Cost        Value

    One year or less                                                            $    3,000  $    3,018
    After one year through five years                                               99,830     104,959
    After five years through ten years                                             127,240     127,406
    After ten years                                                                126,563     129,317
    Mortgage-backed securities                                                      96,461      97,766
                                                                                  ----------  ---------

      Total available for sale                                                   $ 453,094   $ 462,466
                                                                                  ----------  ---------

4.  Investment Income and Realized Gains and Losses

    For the years ended December 31, investment income summarized by type of investment was as follows:

                                                                        2001         2000        1999

    Fixed income securities                                          $  25,390    $ 22,490    $ 18,349
    Loans to contractholders                                             1,097         901         707
    Cash, cash equivalents and other                                     2,408       1,853         573
                                                                      ---------   ----------  ---------

      Gross investment income                                           28,895      25,244      19,629

    Investment expenses                                                    (31)        (20)        (32)
                                                                      ---------   ----------  ---------

    Net investment income                                            $  28,864    $ 25,224    $ 19,597
                                                                      =========   ==========  =========

    For the years ended December 31, gross realized investment gains and losses on sales of all types of investments are as follows:

                                                                        2001         2000        1999

    Fixed income securities:
      Realized gains                                            $           - $          -  $      538
      Realized losses                                                       -          (52)       (933)

    Other investments:
      Realized losses                                                      (11)         (3)          -
                                                                      ---------   ----------  ---------

    Total net realized investment (losses) gains                   $       (11) $      (55) $     (395)
                                                                      =========   ==========  =========

5.  Deferred Policy Acquisition Costs

    The balances of and changes in deferred policy acquisition costs as and for the years ended December 31 are as follows:

                                                                        2001         2000        1999

    Balance, beginning of year                                       $ 169,699    $167,248    $163,273
    Capitalization of acquisition costs                                 13,468      22,504      22,436
    Amortization                                                       (36,970)    (16,452)    (24,239)
    Change in unrealized investment gains                                  (62)     (3,601)      5,778
                                                                      ---------   ----------  ---------

    Balance, end of year                                             $ 146,135    $169,699    $167,248
                                                                      =========   ==========  =========

6.  Income Taxes

    The 2001, 2000 and 1999 provisions for income taxes reflected on the Statement of
    Operations consisted entirely of deferred federal and state income tax (benefit)
    expense. Net deferred income tax liabilities are included on the balance sheet in
    "Other Liabilities" and consist of the following:

                                                                                     2001         2000

    Deferred policy acquisition costs                                            $ (47,976)  $ (56,330)
    Reserves for future benefits                                                     1,793      10,306
    Net operating loss carryforwards                                                 7,667       6,051
    Other                                                                            1,105       1,830
                                                                                   --------   ---------

    Net deferred income tax liability                                            $ (37,411)  $ (38,143)
                                                                                  ========== ==========

    The Company has net operating loss carryforwards for tax purposes of approximately
    $21.9 million at December 31, 2001, which expire between 2009 and 2019. For alternative minimum tax calculation purposes, the Company has net operating loss carryforwards of
    $21.6 million at December 31, 2001, which expire between 2009 and 2019.

    The Company's effective tax rate differs from the statutory rate due to the dividends received deduction.

7.  Statutory Deposit

    Bonds with a carrying value of $3.1 million and $2.7 million and a market value of $3.1 million and $2.8 million at December 31, 2001 and 2000, respectively, are on deposit with various state insurance departments as required by law.

8.  Separate Account Business

    Separate account assets include segregated funds invested by the Company for the benefit of variable life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Company into the LBVIP
    Variable Insurance Account, the LBVIP Variable Insurance Account II, or the LBVIP
    Variable Annuity Account I (the Variable Accounts). The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable
    Account has 14 subaccounts, each of which invests only in a corresponding portfolio of
    LB Series Fund, Inc. (the Fund). The Fund is an open-end management investment company registered under the Investment Company Act of 1940. The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value of the Fund.

    The Company records premium payments from contractholders as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business. The excess of separate account assets over separate account liabilities at December 31, 2001 represents the Company's investment of $10 million to the Fund made in November 2001 upon introducing seven new variable annuity subaccounts.

    A fixed account is also included as an investment option for variable annuity contract owners. Net premiums allocated to the fixed account are invested in the assets of the
    Company.

    The Company assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The charges to the separate accounts, shown below for the years ended December 31, are based on the average daily net assets at specified annual rates:

                                                                         2001         2000       1999
                                                               Rate    Charges       Charges    Charges

    Variable Insurance Account                                 0.6%  $   1,364  $    1,668   $   1,383
    Variable Insurance Account II                              2.3%         58          73          66
    Variable Annuity Account I                                 1.1%     42,562      53,172      46,339
                                                                      --------    --------   ---------

                                                                      $ 43,984   $  54,913   $  47,788
                                                                      ========   =========   =========

    Income from these charges is included in the Statement of Operations.  In addition, the
    Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. For the years ended December 31, amounts are as follows:

                                                                         2001         2000       1999

    Variable Insurance Account                                       $  12,201    $ 11,115    $ 10,777
    Variable Insurance Account II                                           -           -            -
    Variable Annuity Account I                                           1,072       1,074       1,355
                                                                      ---------   ----------  ---------
                                                                      $ 13,273    $ 12,189    $ 12,132
                                                                      =========   ==========  =========

9.  Related Party Transactions

    Lutheran Brotherhood provides administrative services to and collects premiums for the
    Company.  The net payable at December 31, 2001 represents the unpaid balance of these administrative services net of the premiums collected but not transferred to the
    Company. Refer to reconciliation of payables to (receivables from) affiliates included below.

    Lutheran Brotherhood allocated approximately $22.3 million, $23.5 million and $22.8 million of operating expenses to the Company in 2001, 2000 and 1999, respectively, which includes the costs for corporate officers, human resources, and other administrative and operating functions. Lutheran Brotherhood has agreed to provide the
    Company with capital requirements, if necessary.

    Lutheran Brotherhood Securities Corp. (LBSC) is an affiliate of the Company. The payable represents operating expenses of the Company paid by LBSC that have not been reimbursed as of December 31, 2001 and 2000.

    LBSC allocated $0.1 million, $0.1 million and $0.6 million of operating expenses to the
    Company in 2001, 2000 and 1999, respectively, which includes the costs for various administrative and operating functions. In addition, LBSC, as principal underwriter of the Company's variable products, received commission income from the Company of approximately $10.7 million, $16.0 million and $15.9 million in 2001, 2000 and 1999, respectively.

    Payables to (receivables from) affiliates includes the following:
                                                                                      2001        2000
    Lutheran Brotherhood:
    Operating expenses payable                                                    $  1,069    $  1,653
    Premium income receivable                                                         (363)       (842)

    Lutheran Brotherhood Securities Corp.:
    Operating expenses payable                                                           1           1
                                                                                  ----------  ---------
                                                                                  $    707    $    812
                                                                                  ==========  =========

10. Disclosures About Fair Value of Financial Instruments

    The following methods and assumptions were used in estimating fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

    Fixed Income Securities: Fair values for fixed income securities are based on quoted market prices, where available. For fixed income securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

    Loans to Contractholders: The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

    Cash and Cash Equivalents: The carrying amounts for these assets approximate the assets' fair values.

    Separate Account Assets and Liabilities: The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

    Investment Contract Liabilities: The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

    For supplementary contracts without life contingencies and immediate annuities, the carrying amounts approximate those liabilities' fair value.

    The carrying amounts and estimated fair values of the Company's financial instruments at December 31 are as follows:

                                                                 2001                     2000
                                                        -----------------------   ---------------------
                                                        Carrying        Fair      Carrying      Fair
                                                         Amount        Value       Amount       Value
    Financial instruments recorded as assets
      Fixed income securities                        $   462,466    $  462,466 $   371,165 $   371,165
      Loans to contractholders                            15,146        15,146      13,920      13,920
      Cash and cash equivalents                           26,630        26,630      39,190      39,190
      Separate account assets                          3,781,789     3,781,789   4,676,715   4,676,715

    Financial instruments recorded as liabilities
      Investment contracts:
      Deferred annuities                             $   150,585    $  148,951  $  124,792  $  123,493
      Supplementary contracts and immediate annuities    107,510       107,510      86,441      86,441
      Separate account liabilities                     3,771,637     3,771,637   4,676,715   4,676,715

11. Statutory Financial Information

    Accounting practices used to prepare statutory financial statements for regulatory filing of life insurance companies differ from accounting principles generally accepted in the United States of America (GAAP). Statutory financial statements are prepared in accordance with the NAIC Accounting Practices and Procedures manual - Version effective
    January 1, 2001. The following reconciles the Company's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota with net (loss)
    income and stockholder's equity on a GAAP basis.

                                                                                        Year Ended
                                                                                       December 31,
                                                                                  ----------------------
                                                                                      2001        2000

    Net change in statutory unassigned surplus (deficit)                         $  33,335   $   6,807
    Change in asset valuation reserves                                                 676         122
                                                                                  ----------  ---------

      Net change in statutory unassigned surplus (deficit) and                      34,011       6,929
         asset valuation reserves

    Adjustments:
      Future contract benefits and contractholders' account balances               (10,663)     17,850
      Deferred policy acquisition costs                                            (23,502)      6,052
      Investment losses                                                               (182)       (480)
      Tax adjustment                                                                   158      (9,561)
      Other, net                                                                      (469)      1,207
                                                                                  ----------  ---------

    Net (loss) income                                                            $    (647)  $  21,997
                                                                                  ==========  =========

    Statutory stockholder's equity                                                $102,925    $ 79,590
    Asset valuation reserves                                                         1,271         595
                                                                                  ----------  ---------

      Statutory stockholder's equity and asset valuation reserves                  104,196      80,185

    Adjustments:
      Future contract benefits and contractholders' account balances               (28,542)    (17,790)
      Deferred policy acquisition costs                                            146,135     169,699
      Interest maintenance reserves                                                    406         741
      Valuation of investments                                                       9,371       4,472
      Tax adjustment                                                               (39,676)    (38,143)
      Other, net                                                                       150         379
                                                                                  ----------  ---------

    Stockholder's equity                                                         $ 192,040    $199,543
                                                                                  ==========  =========

12.  Legal Matters

    The Company and Lutheran Brotherhood are involved in various pending or threatened legal proceedings arising out of the normal course of business. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of the Company.

Appendix A
---------------------------------------------------------------------------------------------

Definitions

Accumulated Value.  The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The
Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age.  On any day during the first Contract Year, the age of the Insured on the
Date of Issue, and then, on any day during each succeeding Contract Year, the age of the
Insured on the Contract Anniversary on or immediately prior to that day.

Beneficiary.  The Beneficiary designated by the applicant in the application.  If changed, the Beneficiary is as shown in the latest change filed with LBVIP.  If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

Cash Surrender Value.  The Accumulated Value less any Contract Debt and any Decrease Charge.

CDSC Premium.  An annual premium amount determined by LBVIP and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge.  A contingent deferred sales charge to compensate LBVIP for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising.  The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the
Contract Owner requests a decrease in Face Amount, in each case at any time before 180
Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face Amount.

Contract.  The flexible premium variable life insurance contract offered by LBVIP and described in this Prospectus.

Contract Anniversary.  The same date in each succeeding year as the Date of Issue.

Contract Date.  The latest of (i) the Date of Issue; (ii) the date LBVIP receives the first premium payment on the Contract at its office located at 625 Fourth Avenue South,
Minneapolis, Minnesota 55415; and (iii) any other date mutually agreed upon by LBVIP and the Contract Owner.  The Contract Date is the date on which the initial Net Premium payment(s) will be allocated to the Variable Account.

Contract Month.  The period from one Monthly Anniversary to the next.  The first Contract
Month will be the period beginning on the Date of Issue and ending on the first Monthly
Anniversary.

Contract Owner.  The Insured, unless otherwise designated in the application.  If a
Contract has been absolutely assigned, the assignee becomes the Contract Owner.  A collateral assignee is not the Contract Owner.

Contract Year.  The period from one Contract Anniversary to the next.  The first Contract
Year will be the period beginning on the Date of Issue and ending on the first Contract
Anniversary.

Date of Issue.  The date shown on page 3 of the Contract that is used to determine Contract
Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit.  The amount calculated under the applicable Death Benefit Option (Option A or Option B).  The Death Benefit should be distinguished from the cash proceeds payable on the Insured's death, which will be the Death Benefit less Contract Debt and any unpaid
Monthly Deductions.

Death Benefit Guarantee.  A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death
Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the
Contract.  In Contracts issued in the State of Maryland, the "Death Benefit Guarantee"
described in this Prospectus is called a "No-Lapse Guarantee."  For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Death Benefit Guarantee Premium.  A monthly premium amount specified in the Contract. The
Death Benefit Guarantee Premium determines the payments required to maintain the Death
Benefit Guarantee.

Death Benefit Option.  Either of two death benefit options available under the Contract
(Option A and Option B).

Death Benefit Option A, or Option A.  One of two Death Benefit Options available under the
Contract.  Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the
Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured's death).

Death Benefit Option B, or Option B.  One of two Death Benefit Options available under the
Contract.  Under this option, the Death Benefit is the greater of (a) the Face Amount and
(b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death.

Debt.  The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest.
Contract Debt should be distinguished from the Loan Amount (see definition of "Loan Amount"
below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge.  A deferred Contract charge consisting of the Contingent Deferred Sales
Charge and the Deferred Administrative Charge.  The Decrease Charge is deducted from the
Subaccounts of the Variable Account and paid to LBVIP upon full lapse or surrender of the
Contract, or in part upon a requested decrease in Face Amount. A separate amount of
Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge.  A deferred administrative charge to reimburse LBVIP for administrative expenses incurred in issuing the Contract.  The Deferred Administrative
Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made.  The maximum amount of the Deferred
Administrative Charge is determined at Contract issuance. A separate Deferred
Administrative Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face Amount.  The sum of the Deferred
Administrative Charge and the Contingent Deferred Sales Charge equals the Decrease Charge.
See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge".

Face Amount.  The minimum Death Benefit under the Contract as long as the Contract remains in force.  The Face Amount will be specified in the Contract.

Free Look Period.  A period which follows the application for the Contract and its issuance to the Contract Owner (the "initial Free Look Period") and which also follows any application for and approval of an increase in Face Amount. During the initial Free Look
Period, the Contract Owner may cancel the Contract and receive a refund.  During a Free
Look Period that applies following a requested increase in Face Amount, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund.  LB Series Fund, Inc., which is described in the accompanying Prospectus.

General Account.  The assets of LBVIP other than those allocated to the Variable Account or any other separate account.

Initial Monthly Charge.  An initial monthly charge to reimburse LBVIP for administrative expenses incurred in issuing the Contract.  The Initial Monthly Charge will be deducted as part of the first 180 Monthly Deductions. A separate Initial Monthly Charge for Increases will also be calculated in a similar manner upon a requested increase in Face
Amount or the issuance of a rider providing additional insurance benefits on the Insured's spouse.

Insured.  The person upon whose life the Contract is issued.

Loan Account.  The funds transferred from the Subaccount(s) of the Variable Account to
LBVIP's General Account as security for Contract loans.

Loan Amount.  The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of "Debt" above), in that Contract Debt excludes any unearned prepaid loan interest.

Minimum Conditional Insurance Premium.  The premium required to put temporary conditional insurance coverage into effect.

Minimum Contract Issuance Premium.  The minimum premium required for issuance of the
Contract.

Minimum Face Amount.  The minimum Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary.  The same date in each succeeding month as the Date of Issue.

Monthly Deduction.  Monthly charges deducted from the Accumulated Value of the Contract.
These charges include the cost of insurance charge; a basic monthly administrative charge
($10.00 per month); the Initial Monthly Charge; and charges for additional insurance benefits. The definition of "Monthly Deduction" in the Contract also includes any Decrease
Charge being deducted for a requested decrease in Face Amount during the preceding Contract
Month.

Net Premium.  The premium paid less the Premium Expense Charges.

Planned Annual Premium.  The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue.  The Planned Annual Premium will be shown in the Contract.

Portfolio.  A Portfolio of the Fund.  Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges.  An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 3% sales charge and a 2% premium tax charge) and a premium processing charge of $1.00 per premium payment ($.50 for automatic payment plans).  LBVIP reserves the right to increase the premium processing charge in the future to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Scheduled Premium(s).  The scheduled periodic premium payments selected by the Contract
Owner.  This premium payment can be changed by the Contract Owner at any time.  Scheduled
Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

Subaccount.  A subdivision of the Variable Account.  Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Unit.  The measure by which the value of the Contract's interest in each Subaccount is determined.

Unit Value.  The value of each Unit representing the Contract's interest in each Subaccount.

Valuation Date.  Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period.  The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account.  LBVIP Variable Insurance Account, which is a separate account of LBVIP.
The Subaccounts are subdivisions of the Variable Account.

Written Notice.  A written request signed by the Contract Owner and received by LBVIP at
625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Appendix B
---------------------------------------------------------------------------------------------

Illustration of Death Benefits, Accumulated Values and Cash Surrender Values
The following tables illustrate how the Death Benefits, Accumulated Values and Cash
Surrender Values of a Contract may change with the investment experience of the Variable
Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender
Values of a Contract issued to an Insured of a given age would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0 percent, 6 percent and 12 percent. The tables in Appendix B illustrate a Contract issued to a male age 35 in the non-tobacco preferred premium class.
The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the
Insured were in any other standard premium class (non-tobacco user or tobacco user) or if the Insured were in a rated premium class because the cost of insurance would be increased.
Also, the Death Benefits, Accumulated Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent and
12 percent over a period of years, but fluctuated above and below those averages for individual Contract Years.

The second column of the tables shows the Accumulated Value of the premiums paid at a 5%
interest rate. The third and sixth columns illustrate the Death Benefit of a Contract over the designated period. The fourth and seventh columns illustrate the Accumulated Value of the Contract over the designated period. (The Accumulated Value is the total amount held under a Contract at any time.) The fifth and eighth columns illustrate the Cash Surrender
Value of a Contract over the designated period. (The Cash Surrender Value is equal to the
Accumulated Value less any Decrease Charge, Contract Debt (assumed to be 0 in these illustrations) and unpaid Monthly Deductions (also assumed to be 0 in these illustrations).) The sixth through the eighth columns assume that throughout the life of the Contract, the monthly charge for the cost of insurance is based on the current cost of insurance rates and the current Mortality and Expense Risk Charge. The third through the fifth columns assume that the Mortality and Expense Risk Charge, the premium processing charge, and the monthly charge for the cost of insurance are based on the maximum level permitted under the Contract. These maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table.

Because the Death Benefit values vary depending on the Death Benefit Option in effect,
Option A and Option B are illustrated separately. (Option A provides for a Death Benefit equal to the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value and Option B provides for a Death Benefit equal to the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated
Value.)

Any amounts held in the Loan Account would not participate in the investment experience illustrated in these tables. Instead, such amounts will be credited with interest as described in the Prospectus in the section entitled, "CONTRACT RIGHTS--Loan Privileges".

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect the fact that the net investment return of the Subaccounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of the advisory fee paid by the Fund and charges made against the Subaccounts. The values shown take into account the following fees and charges: the daily investment advisory fee paid by the Fund, which is assumed to be equivalent to an annual rate of .46% of the aggregate average daily net assets of the Fund, based on the following fees: Growth (0.40%); High Yield (0.40%);
Income (0.40%); Money Market (0.40%); Opportunity Growth (0.40%); Mid Cap Growth (0.40%)
and World Growth (0.85%); and the daily charge to each Subaccount for assuming mortality and expense risks, which is equivalent to a charge at an annual current rate of .60% of the average assets of the Subaccounts and which is guaranteed never to exceed an annual rate of
..75%. After deduction of these amounts, the illustrated gross annual investment rates of return 0%, 6% and 12% correspond to (a) net annual rates of -1.21%, 4.79% and 10.79%, respectively, assuming an advisory fee of .46% and a Mortality and Expense Risk Charge of
..75% and (b) net annual rates of -1.06%, 4.94% and 10.94%, respectively, assuming an advisory fee of .46% and a Mortality and Expense Risk Charge of .60%.

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values do
not reflect a deduction for operating expenses of the Fund, other than the investment advisory fee, because LBVIP and LB have agreed to reimburse the Fund for these operating expenses pursuant to a separate written agreement (the "Expense Reimbursement Agreement").
For the fiscal year of the Fund ended December 31, 2001, the Fund was reimbursed approximately $4,026,766 for such operating expenses.  The Expense Reimbursement Agreement could be terminated at any time by the mutual agreement of the Fund, AAL/LB and LBVIP, but the Fund, AAL/LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence. If the Expense Reimbursement
Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the Fund held by the
Subaccounts of the Variable Account.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because LBVIP does not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See section entitled "FEDERAL TAX MATTERS" in the Prospectus.)

The tables illustrate the Contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Contract loans have been made. The tables are also based on the assumptions that the Contract Owner has not requested an increase or decrease in the Face Amount, that no partial surrenders have been made.

Upon request, LBVIP will provide a comparable illustration based upon the proposed
Insured's age, gender (except for Contracts issued in the state of Montana) and premium class, the Death Benefit Option, Face Amount, Scheduled Premium and any available riders requested. Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the insured's gender.

See Appendix E for Illustrations of Death Benefits, Accumulated Values and Cash Surrender
Values on VUL 1 contracts.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
       Male Issue Age: 35; Preferred, $ 1,000.00 Annual Premium, $100,000 Face Amount
                            Option A--Varying Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 0%
         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.     --------------------------------      --------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender    Death    Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
      ------------------------------------------------------------------------------------------------
         1        1,050       100,603        603          0*       100,629        629          0*
         2        2,152       101,187      1,187        239        101,251      1,251        303
         3        3,310       101,752      1,752        864        101,856      1,856        968
         4        4,525       102,299      2,299      1,471        102,453      2,453      1,625
         5        5,801       102,827      2,827      2,059        103,033      3,033      2,265
         6        7,142       103,337      3,337      2,646        103,606      3,606      2,915
         7        8,549       103,817      3,817      3,203        104,173      4,173      3,559
         8       10,026       104,279      4,279      3,741        104,723      4,723      4,185
         9       11,577       104,712      4,712      4,251        105,266      5,266      4,805
        10       13,206       105,116      5,116      4,732        105,792      5,702      5,408
        11       14,917       105,479      5,479      5,172        106,301      6,301      5,994
        12       16,712       105,803      5,803      5,573        106,780      6,780      6,550
        13       18,598       106,098      6,098      5,944        107,231      7,231      7,077
        14       20,578       106,355      6,355      6,278        107,653      7,653      7,576
        15       22,657       106,573      6,573      6,573        108,047      8,047      8,047
        16       24,840       106,812      6,812      6,812        108,472      8,472      8,472
        17       27,132       107,001      7,001      7,001        108,846      8,846      8,846
        18       29,539       107,128      7,128      7,128        109,168      9,168      9,168
        19       32,065       107,195      7,195      7,195        109,439      9,439      9,439
        20       34,719       107,189      7,189      7,189        109,671      9,671      9,671
       Age
        60       50,113       105,923      5,923      5,923        110,118     10,118     10,118
        65       69,760       101,616      1,616      1,616        108,933      8,933      8,933
        70       94,836       100,000          0          0*       105,105      5,105      5,105
        74      119,799             0          0          0              0          0          0

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year.  Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made.  Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender
     Value.
*    Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
     71.  Therefore, the Contract remains in force even though the Cash Surrender Value is zero.  The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee
     Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund.  The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
0% over a period of years, but also fluctuated above or below the average for individual
Contract Years.  No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B--Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 0%
         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.     --------------------------------      --------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender     Death   Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
      ------------------------------------------------------------------------------------------------
         1        1,050       100,000        604          0*       100,000        630          0*
         2        2,152       100,000      1,191        243        100,000      1,254        306
         3        3,310       100,000      1,759        871        100,000      1,861        973
         4        4,525       100,000      2,310      1,482        100,000      2,463      1,635
         5        5,801       100,000      2,845      2,077        100,000      3,047      2,279
         6        7,142       100,000      3,362      2,671        100,000      3,626      2,935
         7        8,549       100,000      3,851      3,237        100,000      4,200      3,586
         8       10,026       100,000      4,324      3,786        100,000      4,757      4,219
         9       11,577       100,000      4,770      4,309        100,000      5,310      4,849
        10       13,206       100,000      5,190      4,806        100,000      5,846      5,462
        11       14,917       100,000      5,572      5,265        100,000      6,367      6,060
        12       16,712       100,000      5,917      5,687        100,000      6,860      6,630
        13       18,598       100,000      6,237      6,083        100,000      7,328      7,174
        14       20,578       100,000      6,522      6,445        100,000      7,770      7,693
        15       22,657       100,000      6,770      6,770        100,000      8,187      8,187
        16       24,840       100,000      7,044      7,044        100,000      8,638      8,638
        17       27,132       100,000      7,272      7,272        100,000      9,043      9,043
        18       29,539       100,000      7,444      7,444        100,000      9,402      9,402
        19       32,065       100,000      7,559      7,559        100,000      9,716      9,716
        20       34,719       100,000      7,609      7,609        100,000      9,996      9,996
       Age
        60       50,113       100,000      6,695      6,695        100,000     10,763     10,763
        65       69,760       100,000      2,773      2,773        100,000     10,062     10,062
        70       94,836       100,000          0          0*       100,000      6,848      6,848
        75      126,839             0          0          0              0          0          0

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year.  Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made.  Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender
     Value.
*    Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
     71.  Therefore, the Contract remains in force even though the Cash Surrender Value is zero.  The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee
     Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund.  The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
0% over a period of years, but also fluctuated above or below the average for individual
Contract Years.  No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                            Option A--Varying Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 6%
         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.     --------------------------------      ----------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender     Death   Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
       ------------------------------------------------------------------------------------------------
         1        1,050       100,649        649          0*       100,676        676          0*
         2        2,152       101,317      1,317        369        101,385      1,385        437
         3        3,310       102,005      2,005      1,117        102,118      2,118      1,230
         4        4,525       102,714      2,714      1,886        102,886      2,886      2,058
         5        5,801       103,444      3,444      2,676        103,680      3,680      2,912
         6        7,142       104,197      4,197      3,506        104,514      4,514      3,823
         7        8,549       104,962      4,962      4,348        105,388      5,388      4,774
         8       10,026       105,751      5,751      5,213        106,294      6,294      5,756
         9       11,577       106,554      6,554      6,093        107,244      7,244      6,783
        10       13,206       107,370      7,370      6,986        108,229      8,229      7,845
        11       14,917       108,189      8,189      7,882        109,251      9,251      8,944
        12       16,712       109,010      9,010      8,780        110,298     10,298     10,068
        13       18,598       109,846      9,846      9,692        111,373     11,373     11,219
        14       20,578       110,685     10,685     10,608        112,476     12,476     12,399
        15       22,657       111,528     11,528     11,528        113,609     13,609     13,609
        16       24,840       112,436     12,436     12,436        114,835     14,835     14,835
        17       27,132       113,338     13,338     13,338        116,073     16,073     16,073
        18       29,539       114,223     14,223     14,223        117,323     17,323     17,323
        19       32,065       115,088     15,088     15,088        118,585     18,585     18,585
        20       34,719       115,922     15,922     15,922        119,874     19,874     19,874
       Age
        60       50,113       119,349     19,349     19,349        126,576     26,576     26,576
        65       69,760       120,107     20,107     20,107        133,263     33,263     33,263
        70       94,836       114,981     14,981     14,981        138,667     38,667     38,667
        75      126,839             0          0          0        140,136     40,136     40,136

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year.  Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made.  Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender
     Value.
*    Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
     71.  Therefore, the Contract remains in force even though the Cash Surrender Value is zero.  The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee
     Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund.  The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
6% over a period of years, but also fluctuated above or below the average for individual
Contract Years.  No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B--Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 6%
         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.     --------------------------------      --------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender     Death   Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
       ------------------------------------------------------------------------------------------------
         1        1,050       100,000        650          0*       100,000        677          0*
         2        2,152       100,000      1,321        373        100,000      1,388        440
         3        3,310       100,000      2,013      1,125        100,000      2,124      1,236
         4        4,525       100,000      2,728      1,900        100,000      2,897      2,069
         5        5,801       100,000      3,466      2,698        100,000      3,698      2,930
         6        7,142       100,000      4,230      3,539        100,000      4,540      3,849
         7        8,549       100,000      5,009      4,395        100,000      5,424      4,810
         8       10,026       100,000      5,815      5,277        100,000      6,343      5,805
         9       11,577       100,000      6,640      6,179        100,000      7,308      6,847
        10       13,206       100,000      7,483      7,099        100,000      8,311      7,927
        11       14,917       100,000      8,336      8,029        100,000      9,355      9,048
        12       16,712       100,000      9,199      8,969        100,000     10,431     10,201
        13       18,598       100,000     10,085      9,931        100,000     11,540     11,386
        14       20,578       100,000     10,985     10,908        100,000     12,685     12,608
        15       22,657       100,000     11,899     11,899        100,000     13,869     13,869
        16       24,840       100,000     12,890     12,890        100,000     15,156     15,156
        17       27,132       100,000     13,893     13,893        100,000     16,469     16,469
        18       29,539       100,000     14,896     14,896        100,000     17,812     17,812
        19       32,065       100,000     15,903     15,903        100,000     19,187     19,187
        20       34,719       100,000     16,904     16,904        100,000     20,607     20,607
       Age
        60       50,113       100,000     21,698     21,698        100,000     28,391     28,391
        65       69,760       100,000     25,290     25,290        100,000     37,370     37,370
        70       94,836       100,000     25,541     25,541        100,000     47,545     47,545
        75      126,839       100,000     17,610     17,610        100,000     58,917     58,917

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year.  Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender
     Value.
*    Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
     71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee
     Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
6% over a period of years, but also fluctuated above or below the average for individual
Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                            Option A--Varying Death Benefit Option
              Assumed Hypothetical Gross Annual Investment Rate of Return: 12%
         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.     --------------------------------      ----------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender     Death   Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
      ------------------------------------------------------------------------------------------------
         1        1,050       100,695        695          0*       100,723        723          0*
         2        2,152       101,453      1,453        505        101,525      1,525        577
         3        3,310       102,280      2,280      1,392        102,403      2,403      1,515
         4        4,525       103,184      3,184      2,356        103,376      3,376      2,548
         5        5,801       104,173      4,173      3,405        104,443      4,443      3,675
         6        7,142       105,256      5,256      4,565        105,628      5,628      4,937
         7        8,549       106,430      6,430      5,816        106,941      6,941      6,327
         8       10,026       107,719      7,719      7,181        108,386      8,386      7,848
         9       11,577       109,121      9,121      8,660        109,989      9,989      9,528
        10       13,206       110,649     10,649     10,265        111,754     11,754     11,370
        11       14,917       112,304     12,304     11,997        113,700     13,700     13,393
        12       16,712       114,100     14,100     13,870        115,834     15,834     15,604
        13       18,598       116,065     16,065     15,911        118,176     18,176     18,022
        14       20,578       118,204     18,204     18,127        120,748     20,748     20,671
        15       22,657       120,535     20,535     20,535        123,577     23,577     23,577
        16       24,840       123,144     23,144     23,144        126,754     26,754     26,754
        17       27,132       125,984     25,984     25,984        130,228     30,228     30,228
        18       29,539       129,067     29,067     29,067        134,031     34,031     34,031
        19       32,065       132,420     32,420     32,420        138,200     38,200     38,200
        20       34,719       136,060     36,060     36,060        142,787     42,787     42,787
       Age
        60       50,113       159,535     59,535     59,535        173,598     73,598     73,598
        65       69,760       194,637     94,637     94,637        223,278    123,278    123,278
        70       94,836       246,276    146,276    146,276        303,226    203,226    203,226
        75      126,839       321,052    221,052    221,052        431,458    331,458    331,458

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made.  Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender
     Value.
*    Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
     71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee
     Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
12% over a period of years, but also fluctuated above or below the average for individual
Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B--Level Death Benefit Option
              Assumed Hypothetical Gross Annual Investment Rate of Return: 12%
         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.     --------------------------------      ----------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender     Death   Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
       ------------------------------------------------------------------------------------------------
         1        1,050       100,000        696          0*       100,000        724          0*
         2        2,152       100,000      1,457        509        100,000      1,529        581
         3        3,310       100,000      2,290      1,402        100,000      2,410      1,522
         4        4,525       100,000      3,201      2,373        100,000      3,389      2,561
         5        5,801       100,000      4,200      3,432        100,000      4,465      3,697
         6        7,142       100,000      5,298      4,607        100,000      5,661      4,970
         7        8,549       100,000      6,493      5,879        100,000      6,989      6,375
         8       10,026       100,000      7,808      7,270        100,000      8,454      7,916
         9       11,577       100,000      9,246      8,785        100,000     10,081      9,620
        10       13,206       100,000     10,821     10,437        100,000     11,878     11,494
        11       14,917       100,000     12,538     12,231        100,000     13,865     13,558
        12       16,712       100,000     14,413     14,183        100,000     16,051     15,821
        13       18,598       100,000     16,478     16,324        100,000     18,462     18,308
        14       20,578       100,000     18,743     18,666        100,000     21,122     21,045
        15       22,657       100,000     21,233     21,233        100,000     24,061     24,061
        16       24,840       100,000     24,039     24,039        100,000     27,377     27,377
        17       27,132       100,000     27,127     27,127        100,000     31,030     31,030
        18       29,539       100,000     30,521     30,521        100,000     35,065     35,065
        19       32,065       100,000     34,262     34,262        100,000     39,528     39,528
        20       34,719       100,000     38,387     38,387        100,000     44,479     44,479
       Age
        60       50,113       100,000     66,713     66,713        105,688     78,872     78,872
        65       69,760       139,709    114,516    114,516        166,692    136,633    136,633
        70       94,836       222,935    192,185    192,185        269,392    232,234    232,234
        75      126,839       341,131    318,814    318,814        418,223    390,862    390,862

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender
     Value.
*    Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
     71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee
     Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund.  The
Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average
12% over a period of years, but also fluctuated above or below the average for individual
Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

Appendix C
---------------------------------------------------------------------------------------------

Deferred Administrative Charges per $1,000 of Face Amount
The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face
Amount that will apply under a Contract. The specific maximum charge applicable to a
Contract at issuance can be determined from the attached tables based upon the initial Face
Amount, the Insured's Attained Age at Contract issuance, and, except for Insured's with an
Attained Age under 18, the Insured's gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled  "Tobacco User" or
"Non-Tobacco User".

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1.  The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000.  The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more.
Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds the next range of Face Amount will qualify for the lower maximum charges shown in
Tables 2 or 3.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial
Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS--Accumulated
Value Charges--Decrease Charge", the sum of the Deferred Administrative Charge and the
Contingent Deferred Sales Charge will equal the Decrease Charge.

                                           TABLE 1
                               FACE AMOUNTS LESS THAN $500,000
              Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                            Standard
                          (Attained Age
      Attained Age          under 18)                Tobacco User                 Non Tobacco User
     --------------   ----------------------     --------------------------   --------------------------
                       Male        Female         Male        Female            Male         Female
                     --------     --------      --------     --------         --------      --------
          0-4         $7.20        $7.20
          5-9         $7.20        $7.20
         10-14        $7.20        $7.20
         15-17        $7.20        $7.20
         18-24                                   $ 9.00       $ 9.00           $ 5.40        $ 5.40
         25-29                                   $ 9.00       $ 9.00           $ 5.40        $ 5.40
         30-34                                   $10.80       $10.80           $ 7.20        $ 5.40
         35-39                                   $12.60       $10.80           $ 9.00        $ 5.40
         40-44                                   $14.40       $12.60           $10.80        $ 7.20
         45-49                                   $16.20       $12.60           $12.60        $ 7.20
         50-54                                   $18.00       $14.40           $14.40        $ 9.00
         55-59                                   $18.00       $14.40           $14.40        $10.80
         60-64                                   $18.00       $14.40           $14.40        $10.80
         65-69                                   $18.00       $14.40           $14.40        $10.80
         70-74                                   $18.00       $14.40           $14.40        $10.80
         75-79                                   $18.00       $14.40           $14.40        $10.80
         80-85                                   $18.00       $14.40           $14.40        $10.80

                                           TABLE 2
                 FACE AMOUNTS OF $500,000 OR MORE, BUT LESS THAN $1,000,000
              Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                            Standard
                          (Attained Age
      Attained Age          under 18)                Tobacco User                 Non Tobacco User
    --------------    ----------------------   --------------------------    --------------------------
                       Male        Female         Male        Female            Male         Female
                     --------     --------      --------     --------         --------      --------
          0-4          $1.80       $1.80
          5-9          $1.80       $1.80
         10-14         $1.80       $1.80
         15-17         $1.80       $1.80
         18-24                                   $ 3.60        $3.60           $ 1.80         $1.80
         25-29                                   $ 3.60        $3.60           $ 1.80         $1.80
         30-34                                   $ 5.40        $5.40           $ 3.60         $1.80
         35-39                                   $ 7.20        $5.40           $ 3.60         $1.80
         40-44                                   $ 9.00        $7.20           $ 5.40         $3.60
         45-49                                   $10.80        $7.20           $ 7.20         $3.60
         50-54                                   $12.60        $9.00           $10.80         $5.40
         55-59                                   $14.40        $9.00           $12.60         $5.40
         60-64                                   $16.20        $9.00           $14.40         $5.40
         65-69                                   $16.20        $9.00           $14.40         $5.40
         70-74                                   $16.20        $9.00           $14.40         $5.40
         75-79                                   $16.20        $9.00           $14.40         $5.40
         80-85                                   $16.20        $9.00           $14.40         $5.40

                                           TABLE 3
                             FACE AMOUNTS OF $1,000,000 OR MORE
              Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                            Standard
                          (Attained Age
      Attained Age          under 18)                Tobacco User                 Non Tobacco User
    --------------    ----------------------    --------------------------    --------------------------
                       Male        Female         Male        Female            Male         Female
                     --------     --------      --------     --------          --------     --------
          0-4          $1.80       $1.80
          5-9          $1.80       $1.80
         10-14         $1.80       $1.80
         15-17         $1.80       $1.80
         18-24                                    $1.80        $1.80            $1.80         $1.80
         25-29                                    $1.80        $1.80            $1.80         $1.80
         30-34                                    $3.60        $3.60            $1.80         $1.80
         35-39                                    $3.60        $3.60            $1.80         $1.80
         40-44                                    $5.40        $3.60            $3.60         $1.80
         45-49                                    $7.20        $3.60            $3.60         $1.80
         50-54                                    $9.00        $5.40            $5.40         $1.80
         55-59                                    $9.00        $5.40            $5.40         $1.80
         60-64                                    $9.00        $5.40            $5.40         $1.80
         65-69                                    $9.00        $5.40            $5.40         $1.80
         70-74                                    $9.00        $5.40            $5.40         $1.80
         75-79                                    $9.00        $5.40            $5.40         $1.80
         80-85                                    $9.00        $5.40            $5.40         $1.80

Appendix D
---------------------------------------------------------------------------------------------

Initial Monthly Administrative Charges Per $1,000 of Face Amount
The following tables include the Initial Monthly Administrative Charge for $1,000 of Face
Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the attached tables based upon the initial Face Amount, the
Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18 the Insured's gender and whether the Insured is a tobacco user or not.  For an
Insured with an Attained Age under 18, reference should be made to the column entitled
"Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000.  The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more.
Subsequent requested increases in Face Amount that result in a total Face Amount that equals or exceeds the next range of Face Amount, will qualify for the lower charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Initial Monthly Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original Contract or added subsequently, an additional Initial Monthly Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and tobacco user or non-tobacco user status on the effective date of the rider will be used.

                                           TABLE 1
                               FACE AMOUNTS LESS THAN $500,000
              Initial Monthly Administrative Charges Per $1,000 of Face Amount

                            Standard
                          (Attained Age
      Attained Age          under 18)                Tobacco User                 Non Tobacco User
     --------------   ----------------------    --------------------------   --------------------------
                       Male        Female         Male        Female            Male         Female
                     --------     --------      --------     --------         --------       --------
          0-4          $0.04       $0.04
          5-9          $0.04       $0.04
         10-14         $0.04       $0.04
         15-17         $0.04       $0.04
         18-24                                    $0.05        $0.05            $0.03         $0.03
         25-29                                    $0.05        $0.05            $0.03         $0.03
         30-34                                    $0.06        $0.06            $0.04         $0.03
         35-39                                    $0.07        $0.06            $0.05         $0.03
         40-44                                    $0.08        $0.07            $0.06         $0.04
         45-49                                    $0.09        $0.07            $0.07         $0.04
         50-54                                    $0.10        $0.08            $0.08         $0.05
         55-59                                    $0.10        $0.08            $0.08         $0.06
         60-64                                    $0.10        $0.08            $0.08         $0.06
         65-69                                    $0.10        $0.08            $0.08         $0.06
         70-74                                    $0.10        $0.08            $0.08         $0.06
         75-79                                    $0.10        $0.08            $0.08         $0.06
         80-86                                    $0.10        $0.08            $0.08         $0.06

                                           TABLE 2
                   FACE AMOUNTS $500,000 OR MORE, BUT LESS THAN $1,000,000
              Initial Monthly Administrative Charges Per $1,000 of Face Amount

                            Standard
                          (Attained Age
      Attained Age          under 18)                Tobacco User                 Non Tobacco User
    --------------    ----------------------    --------------------------   --------------------------
                       Male        Female         Male        Female            Male         Female
                     --------     --------      --------     --------         --------      --------
          0-4          $0.01       $0.01
          5-9          $0.01       $0.01
         10-14         $0.01       $0.01
         15-17         $0.01       $0.01
         18-24                                    $0.02        $0.02            $0.01         $0.01
         25-29                                    $0.02        $0.02            $0.01         $0.01
         30-34                                    $0.03        $0.03            $0.02         $0.01
         35-39                                    $0.04        $0.03            $0.02         $0.01
         40-44                                    $0.05        $0.04            $0.03         $0.02
         45-49                                    $0.06        $0.04            $0.04         $0.02
         50-54                                    $0.07        $0.05            $0.06         $0.03
         55-59                                    $0.08        $0.05            $0.07         $0.03
         60-64                                    $0.09        $0.05            $0.08         $0.03
         65-69                                    $0.09        $0.05            $0.08         $0.03
         70-74                                    $0.09        $0.05            $0.08         $0.03
         75-79                                    $0.09        $0.05            $0.08         $0.03
         80-85                                    $0.09        $0.05            $0.08         $0.03

                                           TABLE 3
                             FACE AMOUNTS OF $1,000,000 OR MORE
                      Initial Monthly Charges Per $1,000 of Face Amount

                            Standard
                          (Attained Age
      Attained Age          under 18)                Tobacco User                 Non Tobacco User
    --------------    ----------------------  --------------------------     --------------------------
                       Male        Female         Male        Female            Male         Female
                     --------     --------      --------     --------        --------       --------
          0-4          $0.01       $0.01
          5-9          $0.01       $0.01
         10-14         $0.01       $0.01
         15-17         $0.01       $0.01
         18-24                                    $0.01        $0.01            $0.01         $0.01
         25-29                                    $0.01        $0.01            $0.01         $0.01
         30-34                                    $0.02        $0.02            $0.01         $0.01
         35-39                                    $0.02        $0.02            $0.01         $0.01
         40-44                                    $0.03        $0.02            $0.02         $0.01
         45-49                                    $0.04        $0.02            $0.02         $0.01
         50-54                                    $0.05        $0.03            $0.03         $0.01
         55-59                                    $0.05        $0.03            $0.03         $0.01
         60-64                                    $0.05        $0.03            $0.03         $0.01
         65-69                                    $0.05        $0.03            $0.03         $0.01
         70-74                                    $0.05        $0.03            $0.03         $0.01
         75-79                                    $0.05        $0.03            $0.03         $0.01
         80-85                                    $0.05        $0.03            $0.03         $0.01

Appendix E
---------------------------------------------------------------------------------------------

Prior Contracts
Prior to May 1, 1997, LBVIP issued another class of flexible premium variable life insurance contract ("prior contract" or "VUL 1" contracts), which will no longer be issued as various states approve the Contract. However, premium payments may still be made under the VUL 1 contracts.

The principal differences between the Contracts and the VUL 1 contracts relate to the charges made by LBVIP, issue ages and maturity date, and different ranges of Face Amounts, and the length of the Death Benefit Guarantee period.

Charges and Deductions
Generally speaking, the Decrease Charge under VUL 1 contracts is assessed for 10 years (120 months) as opposed to the Decrease Charge under the Contract, which is generally assessed for 15 years (180 months). In addition, the basic monthly administration charge for VUL 1 contracts is $4.00, as opposed to $10.00 for the Contract. The VUL 1 contracts also use different premium classes and may have different cost of insurance charges. The prospectus descriptions of the Decrease Charge, Monthly Administration Charges, Cost of Insurance Rate
and Premium Class are modified by the following discussion applicable to the VUL 1 contracts.

Decrease Charge
Decrease Charge. A deferred charge (the "Decrease Charge") will be deducted upon VUL 1 contract lapse or surrender, or in part upon a requested decrease in Face Amount, if these events occur before 120 Monthly Deductions have been made (that is, approximately ten years) following Contract issuance or a requested increase in Face Amount. The Decrease
Charge consists of a contingent deferred sales charge (the "Contingent Deferred Sales
Charge") and a deferred administrative charge (the "Deferred Administrative Charge"). The term "Decrease Charge" is used to describe this charge because, during the applicable
10-year period, the charge is imposed in connection with a decrease in the Face Amount, either as the result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

For information concerning the Contingent Deferred Sales Charge, except for the figures based on a 15, as opposed to 10, year assessment period, see the discussion under the caption "Decrease Charge", commencing on page 35 of the Prospectus.

Deferred Administrative Charge. At the time of contract issuance for a VUL 1 contract,
LBVIP will compute a Deferred Administrative Charge. In general, this charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained
Age at Contract issuance, and whether the Insured is a smoker or nonsmoker. For Insureds with an Attained Age under 20, the Deferred Administrative Charge will equal an amount per
$1,000 of Face Amount based upon the initial Face Amount and the Insured's Age at the time of VUL 1 contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face
Amount will be determined from Appendix E-2. As shown in Appendix E-2, the Deferred
Administrative Charge per $1,000 of Face Amount will be less for VUL 1 contracts having a
Face Amount at issuance that equals or exceeds $250,000.

The maximum Deferred Administrative Charge, as determined at the time of the VUL 1 contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 120 Monthly Deductions have been made, this Deferred Administrative Charge will be reduced in level amounts equal to approximately
..83% of the maximum Deferred Administrative Charge (or a 10% reduction of the maximum
Deferred Administrative Charge on an annual basis). In this way, the Deferred
Administrative Charge will be reduced to zero as of the Monthly Anniversary when the 120th
Monthly Deduction is made.

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial
Face Amount, (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred
Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts equal to .83% of the maximum Deferred Administrative Charge (or a 10% reduction of the maximum Deferred Administrative Charge on an annual basis) as Monthly Deductions are taken on the effective date of the increase and as of each succeeding Monthly Anniversary until
120 Monthly Deductions have been made after the effective date of the increase, when the
Deferred Administrative Charge on the increase will be reduced to zero.

For information concerning the method of deducting the Decrease Charge, see the discussion under the caption "Method of Deduction and Effect of Decrease Charge", commencing on page 33 of the Prospectus.

Monthly Deduction
Basic Monthly Administrative Charge. A basic monthly administrative charge of $4.00 will be deducted from Accumulated
Value on the Contract Date and each Monthly Anniversary as part of the Monthly Deduction.

Initial Monthly Administrative Charge. The Initial Monthly Administrative Charge will be deducted from Accumulated Value as part of the first 120 Monthly Deductions following
Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date.
This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured's
Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 20, upon whether the Insured is a smoker or a nonsmoker. The Initial Monthly
Administrative Charge per $1,000 of Face Amount will be determined from Appendix E-3. As shown in Appendix E-3, the Initial Monthly Administrative Charge will be less for Contracts having a Face Amount at issuance that equals or exceeds $250,000.

If the Face Amount is increased, a separate Initial Monthly Administrative Charge will be deducted from Accumulated Value as part of the first 120 Monthly Deductions after the increase beginning with the Monthly Anniversary on which the increase becomes effective.
This separate Initial Monthly Administrative Charge will be determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

See the discussion under "Accumulated Value Charges-- Decrease Charge-- Amount of Deferred
Administrative Charge" in the Prospectus for application of the Deferred Administrative
Charge to spouse riders.

The issuance expenses covered by the Initial Monthly Administrative Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge.
LBVIP will not, however, be reimbursed twice for these expenses. If a Contract lapses or is totally surrendered during the 10-year period when the Initial Monthly Administrative
Charge applies, or if a requested decrease in Face Amount occurs during the 10-year period when the Initial Monthly Administrative Charge generally applies, the Initial Monthly
Administrative Charge will, in effect, generally be "accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an
"acceleration" of the Initial Monthly Administrative Charge, the imposition of the Deferred
Administrative Charge will generally eliminate or reduce the Initial Monthly Administrative
Charge. If the Contract lapses or is totally surrendered during the 10-year period when the
Initial Monthly Administrative Charge applies so that the Decrease Charge is imposed, the
Initial Monthly Administrative Charge will not be collected. If the Face Amount is decreased at the Contract Owner's request during this 10-year period so that the Decrease
Charge (including the Deferred Administrative Charge) is imposed in part, the Initial
Monthly Administrative Charge will be reduced because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly
Administrative Charge attributable to that portion of the Face Amount covered by the
Decrease Charge).

If a Contract lapses and is then reinstated, the Initial Monthly Administrative Charge will be reinstated until a total of 120 Monthly Deductions have been taken. See "PAYMENT AND
ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Cost of Insurance Rate
Under VUL 1 contracts, cost of insurance rates are be based on the initial Face Amount and the gender, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on LBVIP's expectations as to future mortality experience.
They will not, however, be greater than the guaranteed cost of insurance rates set forth in the VUL 1 contract. These guaranteed rates are based on the Insured's Attained Age and the
1980 Commissioners Standard Ordinary Mortality Table. Any change in the cost of insurance rates will generally apply to all persons of the same Attained Age, gender and premium class. In general, the actual cost of insurance rate will be lower for VUL 1 contracts having a Face Amount at issuance or after a requested increase that equals or exceeds
$250,000.

Premium Class
Under VUL 1 contracts, LBVIP places Insureds into standard premium classes and into substandard premium classes, which involve a higher mortality risk. In an otherwise identical VUL 1 contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Any Insured with an Attained Age at issuance under 20 will not be classified initially as a smoker or nonsmoker and then will be classified as a smoker at Attained Age
20 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker.
(LBVIP will provide notice to the Contract Owner of the opportunity for the Insured to be classified as a nonsmoker when the Insured reaches Attained Age 20.)

Maturity Date
As long as VUL 1 contracts remain in force, VUL 1 contracts provide life insurance coverage on the named Insured up to the Insured's Attained Age 96.  The Maturity Date under VUL 1 contracts is the Contract Anniversary on or next following the Insured's 96th birthday.  If the Insured is living on the Maturity Date of the VUL 1 contract, LBVIP will pay the
Accumulated Value for the VUL 1 contract on the Maturity Date, reduced by any Contract Debt and any unpaid Monthly Deductions and the VUL 1 contract will be terminated.  The Maturity
Date is shown in the VUL 1 contract.

Issue Age and Minimum Face Amounts
VUL 1 contracts will be issued only on Insureds who have an Attained Age of 80 or less and who provide satisfactory evidence of insurability. The Minimum Face Amount of a VUL 1 contract is $50,000 for Insureds with an Attained Age of 20 through 50, and $25,000 for all other Insureds. The Minimum Face Amount for a requested increase is $10,000 and a VUL 1 contract owner may not increase the Face Amount after the Insured's Attained Age 80.

Ranges of Face Amounts
VUL 1 contracts have two ranges of Face Amounts: Face Amounts of less that $250,000; and
Face Amounts of $250,000 or more.

Death Benefit Guarantee Duration
For VUL 1 contracts, if sufficient premium payments have been made, the Death Benefit
Guarantee will apply until the latter of the Insured's Attained Age 71 and the Attained Age of the Insured at the end of a period ranging from 6 to 31 years after the Date of Issue.

Other Provisions
Under VUL 1 contracts, a loan request must be made in a minimum amount of $100.

Sales and Other Agreements
For VUL 1 contracts with an initial Face Amount greater than or equal to $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 40% of the applicable Death Benefit Guarantee Premium.

Appendix E-1
---------------------------------------------------------------------------------------------

Illustration of Death Benefits, Accumulated Values and Cash Surrender Values For VUL 1 Contracts
The following tables illustrate how the Death Benefits, Accumulated Values and Cash
Surrender Values of a VUL 1 contract may change with the investment experience of the
Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash
Surrender Values of a VUL 1 contract issued to an Insured of a given age (who pays a
Scheduled Premium of $1,000) would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0 percent, 6 percent and 12 percent. The tables in Appendix E-1 illustrate a VUL 1 contract issued to a male age 35 in the nonsmoker premium class. The Death Benefits, Accumulated
Values and Cash Surrender Values would be lower if the Insured were in a substandard premium class or if the Insured were a smoker because the cost of insurance would be increased. Also, the Death Benefits, Accumulated Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual Contract Years.

The second column of the tables shows the Accumulated Value of the premiums paid at a 5%
interest rate. The third and sixth columns illustrate the Death Benefit of a VUL 1 contract over the designated period. The fourth and seventh columns illustrate the Accumulated Value of the VUL 1 contract over the designated period. (The Accumulated Value is the total amount held under a VUL 1 contract at any time.) The fifth and eighth columns illustrate the Cash Surrender Value of a VUL 1 contract over the designated period. (The Cash
Surrender Value is equal to the Accumulated Value less any Decrease Charge, Contract Debt
(assumed to be 0 in these illustrations) and unpaid Monthly Deductions (also assumed to be
0 in these illustrations).) The sixth through the eighth columns assume that throughout the life of the VUL 1 contract, the monthly charge for the cost of insurance is based on the current cost of insurance rates and the current Mortality and Expense Risk Charge. The third through the fifth columns assume that the Mortality and Expense Risk Charge, the premium processing charge, and the monthly charge for the cost of insurance are based on the maximum level permitted under the VUL 1 contract. These maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table.

Because the Death Benefit values vary depending on the Death Benefit Option in effect,
Option A and Option B are illustrated separately. (Option A provides for a Death Benefit equal to the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value and Option B provides for a Death Benefit equal to the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated
Value.)

Any amounts held in the Loan Account would not participate in the investment experience illustrated in these tables. Instead, such amounts will be credited with interest as described in the Prospectus in the section entitled, "CONTRACT RIGHTS--Loan Privileges".

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values for the
VUL 1 contract reflect the fact that the net investment return of the Subaccounts of the
Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of the advisory fee paid by the Fund and charges made against the Subaccounts.
The values shown take into account the following fees and charges: the daily investment advisory fee paid by the Fund, which is assumed to be equivalent to an annual rate of .46%
of the aggregate average daily net assets of the Fund, based on the following fees: Growth
(0.40%); High Yield (0.40%); Income (0.40%); Money Market (0.40%); Opportunity Growth
(0.40%); Mid Cap Growth (0.40%); and World Growth (0.85%); and the daily charge to each
Subaccount for assuming mortality and expense risks, which is equivalent to a charge at an annual current rate of .60% of the average assets of the Subaccounts and which is guaranteed never to exceed an annual rate of .75%. After deduction of these amounts, the illustrated gross annual investment rates of return 0%, 6% and 12% correspond to (a) net annual rates of -1.21%, 4.79% and 10.79%, respectively, assuming an advisory fee of .46%
and a Mortality and Expense Risk Charge of .75% and (b) net annual rates of -1.06%, 4.94%
and 10.94%, respectively, assuming an advisory fee of .46% and a Mortality and Expense Risk
Charge of .60%.

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values do
not reflect a deduction for operating expenses of the Fund, other than the investment advisory fee, because AAL/LB and LBVIP have agreed to reimburse the Fund for these operating expenses pursuant to a separate written agreement (the "Expense Reimbursement
Agreement"). For the fiscal year of the Fund ended December 31, 2001, the Fund was reimbursed approximately $4,026,766 for such operating expenses. The Expense Reimbursement
Agreement could be terminated at any time by the mutual agreement of the Fund, AAL/LB and
LBVIP, but the Fund, AAL/LB and LBVIP currently contemplate that the Expense Reimbursement
Agreement will continue so long as the Fund remains in existence. If the Expense
Reimbursement Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because LBVIP does not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See section entitled "FEDERAL TAX MATTERS" in the Prospectus.)

The tables illustrate the VUL 1 contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net
Premiums are allocated to the Variable Account and if no Contract loans have been made. The tables are also based on the assumptions that the Contract Owner has not requested an increase or decrease in the Face Amount, that no partial surrenders have been made and that no transfers above two have been made in any Contract Year.

     Upon request, we will provide a comparable illustration based upon the proposed
   Insured's age, gender (except for Contracts issued in the state of Montana) and premium class, the Death Benefit Option, Face Amount, Scheduled Premium and any available riders requested. Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the insured's sex.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                            Option A--Varying Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 0%

         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.    --------------------------------     ----------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender     Death   Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
      ------------------------------------------------------------------------------------------------
         1        1,050       100,674        674         62        100,712        712        100
         2        2,152       101,329      1,329        765        101,406      1,406        842
         3        3,310       101,965      1,965      1,449        102,080      2,080      1,564
         4        4,525       102,580      2,580      2,112        102,735      2,735      2,267
         5        5,801       103,176      3,176      2,756        103,371      3,371      2,951
         6        7,142       103,754      3,754      3,418        103,989      3,989      3,653
         7        8,549       104,300      4,300      4,048        104,588      4,588      4,336
         8       10,026       104,828      4,828      4,660        105,169      5,169      5,001
         9       11,577       105,326      5,326      5,242        105,732      5,732      5,648
        10       13,206       105,794      5,794      5,794        106,277      6,277      6,277
        11       14,917       106,280      6,280      6,280        106,841      6,841      6,841
        12       16,712       106,725      6,725      6,725        107,374      7,374      7,374
        13       18,598       107,141      7,141      7,141        107,878      7,878      7,878
        14       20,578       107,516      7,516      7,516        108,353      8,353      8,353
        15       22,657       107,851      7,851      7,851        108,788      8,788      8,788
        16       24,840       108,146      8,146      8,146        109,182      9,182      9,182
        17       27,132       108,391      8,391      8,391        109,537      9,537      9,537
        18       29,539       108,573      8,573      8,573        109,852      9,852      9,852
        19       32,065       108,693      8,693      8,693        110,104     10,104     10,104
        20       34,719       108,741      8,741      8,741        110,294     10,294     10,294
       Age
        60       50,113       107,732      7,732      7,732        110,126     10,126     10,126
        65       69,760       103,669      3,669      3,669        107,766      7,766      7,766
        70       94,836       100,000          0          0 *      102,146      2,146      2,146
        72      106,709             0          0          0              0          0          0

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year.  Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made.  Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
     Surrender Value.
*    Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
     71.  Therefore, the VUL1 contract remains in force even though the Cash Surrender
     Value is zero.  The $1,000.00 premium illustrated is greater than the Death Benefit
     Guarantee Premium for this VUL1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund.  The
Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years.  No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B--Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 0%

         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.    --------------------------------     ----------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender     Death   Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
      ------------------------------------------------------------------------------------------------
         1        1,050       100,000        676         64        100,000        713        101
         2        2,152       100,000      1,333        769        100,000      1,409        845
         3        3,310       100,000      1,972      1,456        100,000      2,086      1,570
         4        4,525       100,000      2,594      2,126        100,000      2,746      2,278
         5        5,801       100,000      3,197      2,777        100,000      3,389      2,969
         6        7,142       100,000      3,783      3,447        100,000      4,014      3,678
         7        8,549       100,000      4,340      4,088        100,000      4,623      4,371
         8       10,026       100,000      4,881      4,713        100,000      5,215      5,047
         9       11,577       100,000      5,394      5,310        100,000      5,791      5,707
        10       13,206       100,000      5,880      5,880        100,000      6,351      6,351
        11       14,917       100,000      6,388      6,388        100,000      6,932      6,932
        12       16,712       100,000      6,857      6,857        100,000      7,487      7,487
        13       18,598       100,000      7,301      7,301        100,000      8,015      8,015
        14       20,578       100,000      7,709      7,709        100,000      8,518      8,518
        15       22,657       100,000      8,080      8,080        100,000      8,985      8,985
        16       24,840       100,000      8,416      8,416        100,000      9,416      9,416
        17       27,132       100,000      8,707      8,707        100,000      9,813      9,813
        18       29,539       100,000      8,942      8,942        100,000     10,175     10,175
        19       32,065       100,000      9,121      9,121        100,000     10,481     10,481
        20       34,719       100,000      9,235      9,235        100,000     10,734     10,734
       Age
        60       50,113       100,000      8,661      8,661        100,000     11,004     11,004
        65       69,760       100,000      5,147      5,147        100,000      9,267      9,267
        70       94,836       100,000          0          0 *      100,000      4,287      4,287
        73      113,095             0          0          0              0          0          0

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year.  Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made.  Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
     Surrender Value.
*    Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age
     71.  Therefore, the VUL1 contract remains in force even though the Cash Surrender
     Value is zero.  The $1,000.00 premium illustrated is greater than the Death Benefit
     Guarantee Premium for this VUL1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund.  The
Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years.  No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                            Option A--Varying Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 6%

         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.    --------------------------------      ----------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender     Death   Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
      ------------------------------------------------------------------------------------------------
         1        1,050       100,723        723        111        100,762        762        150
         2        2,152       101,469      1,469        905        101,550      1,550        986
         3        3,310       102,238      2,238      1,722        102,364      2,364      1,848
         4        4,525       103,031      3,031      2,563        103,206      3,206      2,738
         5        5,801       103,851      3,851      3,431        104,078      4,078      3,658
         6        7,142       104,698      4,698      4,362        104,981      4,981      4,645
         7        8,549       105,560      5,560      5,308        105,916      5,916      5,664
         8       10,026       106,452      6,452      6,284        106,884      6,884      6,716
         9       11,577       107,362      7,362      7,278        107,889      7,889      7,805
        10       13,206       108,291      8,291      8,291        108,931      8,931      8,931
        11       14,917       109,289      9,289      9,289        110,049     10,049     10,049
        12       16,712       110,298     10,298     10,298        111,197     11,197     11,197
        13       18,598       111,331     11,331     11,331        112,378     12,378     12,378
        14       20,578       112,377     12,377     12,377        113,593     13,593     13,593
        15       22,657       113,436     13,436     13,436        114,831     14,831     14,831
        16       24,840       114,510     14,510     14,510        116,094     16,094     16,094
        17       27,132       115,585     15,585     15,585        117,382     17,382     17,382
        18       29,539       116,651     16,651     16,651        118,697     18,697     18,697
        19       32,065       117,707     17,707     17,707        120,015     20,015     20,015
        20       34,719       118,740     18,740     18,740        121,338     21,338     21,338
       Age
        60       50,113       123,317     23,317     23,317        127,782     27,782     27,782
        65       69,760       125,529     25,529     25,529        133,444     33,444     33,444
        70       94,836       122,242     22,242     22,242        136,767     36,767     36,767
        75      126,839       108,018      8,018      8,018        134,556     34,556     34,556

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year.  Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made.  Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
     Surrender Value.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund.  The
Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years.  No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B--Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return: 6%

         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.    --------------------------------      ----------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender     Death   Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
      ------------------------------------------------------------------------------------------------
         1        1,050       100,000        724        112        100,000        763        151
         2        2,152       100,000      1,473        909        100,000      1,553        989
         3        3,310       100,000      2,247      1,731        100,000      2,372      1,856
         4        4,525       100,000      3,048      2,580        100,000      3,220      2,752
         5        5,801       100,000      3,877      3,457        100,000      4,100      3,680
         6        7,142       100,000      4,736      4,400        100,000      5,014      4,678
         7        8,549       100,000      5,614      5,362        100,000      5,963      5,711
         8       10,026       100,000      6,526      6,358        100,000      6,949      6,781
         9       11,577       100,000      7,462      7,378        100,000      7,975      7,891
        10       13,206       100,000      8,422      8,422        100,000      9,043      9,043
        11       14,917       100,000      9,459      9,459        100,000     10,194     10,194
        12       16,712       100,000     10,516     10,516        100,000     11,383     11,383
        13       18,598       100,000     11,606     11,606        100,000     12,613     12,613
        14       20,578       100,000     12,721     12,721        100,000     13,886     13,886
        15       22,657       100,000     13,863     13,863        100,000     15,196     15,196
        16       24,840       100,000     15,033     15,033        100,000     16,544     16,544
        17       27,132       100,000     16,225     16,225        100,000     17,935     17,935
        18       29,539       100,000     17,429     17,429        100,000     19,371     19,371
        19       32,065       100,000     18,649     18,649        100,000     20,836     20,836
        20       34,719       100,000     19,877     19,877        100,000     22,334     22,334
       Age
        60       50,113       100,000     26,065     26,065        100,000     30,286     30,286
        65       69,760       100,000     31,705     31,705        100,000     39,147     39,147
        70       94,836       100,000     35,273     35,273        100,000     48,946     48,946
        75      126,839       100,000     33,502     33,502        100,000     59,656     59,656

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year.  Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made.  Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
     Surrender Value.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund.  The
Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years.  No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                            Option A--Varying Death Benefit Option
              Assumed Hypothetical Gross Annual Investment Rate of Return: 12%

         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.    --------------------------------      ----------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender     Death   Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
                      ------------------------------------------------------------------------------------------------
         1        1,050       100,771        771        159        100,812        812        200
         2        2,152       101,614      1,614      1,050        101,700      1,700      1,136
         3        3,310       102,535      2,535      2,019        102,673      2,673      2,157
         4        4,525       103,542      3,542      3,074        103,739      3,739      3,271
         5        5,801       104,646      4,646      4,226        104,910      4,910      4,490
         6        7,142       105,856      5,856      5,520        106,196      6,196      5,860
         7        8,549       107,171      7,171      6,919        107,610      7,610      7,358
         8       10,026       108,616      8,616      8,448        109,166      9,167      8,999
         9       11,577       110,191     10,191     10,107        110,880     10,880     10,796
        10       13,206       111,911     11,911     11,911        112,769     12,769     12,769
        11       14,917       113,842     13,842     13,842        114,890     14,890     14,890
        12       16,712       115,943     15,943     15,943        117,218     17,218     17,218
        13       18,598       118,246     18,246     18,246        119,775     19,775     19,775
        14       20,578       120,760     20,760     20,760        122,586     22,586     22,586
        15       22,657       123,507     23,507     23,507        125,668     25,668     25,668
        16       24,840       126,513     26,513     26,513        129,048     29,048     29,048
        17       27,132       129,793     29,793     29,793        132,761     32,761     32,761
        18       29,539       133,363     33,363     33,363        136,842     36,842     36,842
        19       32,065       137,256     37,256     37,256        141,306     41,306     41,306
        20       34,719       141,493     41,493     41,493        146,196     46,196     46,196
       Age
        60       50,113       169,079     69,079     69,079        178,588     78,588     78,588
        65       69,760       211,045    111,045    111,045        230,109    130,109    130,109
        70       94,836       274,151    174,151    174,151        312,275    212,275    212,275
        75      126,839       368,096    268,096    268,096        443,079    343,079    343,079

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year.  Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made.  Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
     Surrender Value.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund.  The
Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years.  No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                             Option B--Level Death Benefit Option
              Assumed Hypothetical Gross Annual Investment Rate of Return: 12%

         [1]        [2]         [3]         [4]          [5]         [6]        [7]          [8]
                 Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
                 Accumul.    --------------------------------      ----------------------------------
       End of      at 5%                                Cash                                Cash
        Cont.    Interest      Death    Accumulated   Surrender     Death   Accumulated   Surrender
        Year     Per Year     Benefit      Value        Value      Benefit     Value        Value
       ------------------------------------------------------------------------------------------------
         1        1,050       100,000        773        161        100,000        813        201
         2        2,152       100,000      1,619      1,055        100,000      1,704      1,140
         3        3,310       100,000      2,545      2,029        100,000      2,682      2,166
         4        4,525       100,000      3,561      3,093        100,000      3,756      3,288
         5        5,801       100,000      4,677      4,257        100,000      4,937      4,517
         6        7,142       100,000      5,904      5,568        100,000      6,239      5,903
         7        8,549       100,000      7,244      6,992        100,000      7,673      7,421
         8       10,026       100,000      8,720      8,552        100,000      9,257      9,089
         9       11,577       100,000     10,336     10,252        100,000     11,006     10,922
        10       13,206       100,000     12,110     12,110        100,000     12,940     12,940
        11       14,917       100,000     14,110     14,110        100,000     15,119     15,119
        12       16,712       100,000     16,302     16,302        100,000     17,523     17,523
        13       18,598       100,000     18,719     18,719        100,000     20,176     20,176
        14       20,578       100,000     21,376     21,376        100,000     23,110     23,110
        15       22,657       100,000     24,304     24,304        100,000     26,347     26,347
        16       24,840       100,000     27,535     27,535        100,000     29,924     29,924
        17       27,132       100,000     31,097     31,097        100,000     33,883     33,883
        18       29,539       100,000     35,024     35,024        100,000     38,271     38,271
        19       32,065       100,000     39,361     39,361        100,000     43,124     43,124
        20       34,719       100,000     44,154     44,154        100,000     48,504     48,504
       Age
        60       50,113       103,597     77,311     77,311        115,002     85,822     85,822
        65       69,760       161,624    132,478    132,478        180,619    148,048    148,048
        70       94,836       257,419    221,913    221,913        290,722    250,622    250,622
        75      126,839       393,463    367,722    367,722        449,832    420,403    420,403

(1)  Assumes a $1,000.00 premium is paid at the beginning of each Contract Year.  Values will be different if premiums are paid with a different frequency or in different amounts.
(2)  Assumes that no Contract loans or partial surrenders have been made.  Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash
     Surrender Value.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund.  The
Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years.  No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.period of time.

Appendix E-2
---------------------------------------------------------------------------------------------

DEFERRED ADMINISTRATIVE CHARGES
PER $1,000 OF FACE AMOUNT VUL 1 CONTRACTS
The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face
Amount that will apply under a VUL 1 contract. The specific maximum charge applicable to a
VUL 1 contract at issuance can be determined from the attached tables based upon the initial Face Amount, the Insured's Attained Age at VUL 1 contract issuance, and, except for
Insured's with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled
"Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the maximum Deferred Administrative Charge applicable to a VUL 1 contract will be determined from Table 1.  The lower maximum charges shown in Table 2 apply to VUL 1 contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds
$250,000 will qualify for the lower maximum charges shown in Table 2.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial
Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS--Accumulated
Value Charges--Decrease Charge", the sum of the Deferred Administrative Charge and the
Contingent Deferred Sales Charge will equal the Decrease Charge.

                                           TABLE 1
                             FACE AMOUNTS OF LESS THAN $250,000
              Maximum Deferred Administrative Charges Per $1,000 of Face Amount

   Attained Age at Date of Issuance          Standard
    or Effective Date of Requested         (Attained Age
       Increase, As Appropriate                under 20)              Smoker                Nonsmoker
      --------------------------          ----------------        ----------------      ------------------
                  0-4                          $3.60
                  5-9                          $3.60
                 10-14                         $4.80
                 15-19                         $4.80
                 20-24                                                  $6.00                $4.80
                 25-29                                                  $6.00                $4.80
                 30-34                                                  $7.20                $4.80
                 35-39                                                  $7.20                $4.80
                 40-44                                                  $7.20                $6.00
                 45-49                                                  $8.40                $6.00
                 50-54                                                  $8.40                $7.20
                 55-59                                                  $8.40                $7.20
                 60-64                                                  $8.40                $8.40
                 65-69                                                  $8.40                $8.40
                 70-74                                                  $8.40                $8.40
                 75-80                                                  $8.40                $8.40

                                           TABLE 2
                              FACE AMOUNTS OF $250,000 OR MORE
              Maximum Deferred Administrative Charges Per $1,000 of Face Amount

   Attained Age at Date of Issuance          Standard
    or Effective Date of Requested         (Attained Age
       Increase, As Appropriate                under 20)              Smoker                Nonsmoker
      --------------------------          ----------------        ----------------     ------------------
                   0-4                          $2.40
                   5-9                          $3.60
                 10-14                          $3.60
                 15-19                          $3.60
                 20-24                                                 $4.80                  $3.60
                 25-29                                                 $4.80                  $3.60
                 30-34                                                 $6.00                  $3.60
                 35-39                                                 $6.00                  $3.60
                 40-44                                                 $6.00                  $4.80
                 45-49                                                 $6.00                  $4.80
                 50-54                                                 $6.00                  $6.00
                 55-59                                                 $6.00                  $6.00
                 60-64                                                 $6.00                  $6.00
                 65-69                                                 $6.00                  $6.00
                 70-74                                                 $6.00                  $6.00
                 75-80                                                 $6.00                  $6.00

Appendix E-3
---------------------------------------------------------------------------------------------

Initial Monthly Administrative Charges Per $1,000 of Face Amount VUL 1 Contracts
The following tables include the Initial Monthly Administrative Charge for $1,000 of Face
Amount that will apply under a VUL 1 contract. The specific charge applicable to a VUL 1 contract at issuance can be determined from the attached tables based upon the initial Face
Amount, the Insured's Attained Age at contract issuance, and, except for Insureds with an
Attained Age under 20, whether the Insured is a smoker or non-smoker.  For an Insured with an Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a VUL 1 contract will be determined from Table 1. The lower charges shown in Table 2 apply to contracts with a
Face Amount that equals or exceeds $250,000 at issuance. Subsequent increases in Face
Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 2.

If the Face Amount is increased, an additional Initial Monthly Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original contract or added subsequently, an additional Initial Monthly Administrative
Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and smoker or nonsmoker status on the effective date of the rider will be used.  For a spouse with an
Attained Age under 20, reference should be made to the column entitled "Standard", rather than to the columns entitled "Smoker" or "Nonsmoker". Spouse riders do not qualify for the lower rates in Table 2.

                                           TABLE 1
                             FACE AMOUNTS OF LESS THAN $250,000
              Initial Monthly Administrative Charges Per $1,000 of Face Amount

   Attained Age at Date of Issuance          Standard
    or Effective Date of Requested         (Attained Age
       Increase, As Appropriate                under 20)              Smoker                Nonsmoker
     --------------------------          ----------------         ----------------       ------------------
                  0-4                          $0.03
                  5-9                          $0.03
                 10-14                         $0.04
                 15-19                         $0.04
                 20-24                                                 $0.05                   $0.04
                 25-29                                                 $0.05                   $0.04
                 30-34                                                 $0.06                   $0.04
                 35-39                                                 $0.06                   $0.04
                 40-44                                                 $0.06                   $0.05
                 45-49                                                 $0.07                   $0.05
                 50-54                                                 $0.07                   $0.06
                 55-59                                                 $0.07                   $0.06
                 60-64                                                 $0.07                   $0.07
                 65-69                                                 $0.07                   $0.07
                 70-74                                                 $0.07                   $0.07
                 75-80                                                 $0.07                   $0.07

                                           TABLE 2
                              FACE AMOUNTS OF $250,000 OR MORE
              Initial Monthly Administrative Charges Per $1,000 of Face Amount

   Attained Age at Date of Issuance          Standard
    or Effective Date of Requested         (Attained Age
       Increase, As Appropriate                under 20)              Smoker                Nonsmoker
      --------------------------         ----------------         ----------------      ------------------
                   0-4                         $0.02
                   5-9                         $0.03
                 10-14                         $0.03
                 15-19                         $0.03
                 20-24                                                 $0.04                   $0.03
                 25-29                                                 $0.04                   $0.03
                 30-34                                                 $0.05                   $0.03
                 35-39                                                 $0.05                   $0.03
                 40-44                                                 $0.05                   $0.04
                 45-49                                                 $0.05                   $0.04
                 50-54                                                 $0.05                   $0.05
                 55-59                                                 $0.05                   $0.05
                 60-64                                                 $0.05                   $0.05
                 65-69                                                 $0.05                   $0.05
                 70-74                                                 $0.05                   $0.05
                 75-80                                                 $0.05                   $0.05

Part II

UNDERTAKINGS

Undertaking required by Section 26(e)(1) of the Investment Company Act of 1940.

Lutheran Brotherhood Variable Insurance Products Company hereby represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File Number 33-3243, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Lutheran Brotherhood Variable Insurance Products Company.

CONTENTS OF AMENDMENT TO REGISTRATION STATEMENT

This Post-Effective Amendment No. 28 to the Registration Statement comprises the following papers and documents:

The facing sheet.

The general form of Prospectus, consisting of ___ pages.

The signatures (including Power of Attorney). (3)

Written consents of the following persons:

     Actuary - filed as Exhibit 6.  (3)
     Accountant - filed as Exhibit 10.  (3)
     Counsel - filed as Exhibit 11.  (3)

The following exhibits:

1.  The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

    A. (1)  Resolutions of Board of Directors of Lutheran Brotherhood
            Variable Insurance Products Company ("LBVIP") establishing the
            LBVIP Variable Insurance Account ("the Account").  (2)

       (2)  Not Applicable.

       (3)  (a)  Sales Agreement between Lutheran Brotherhood Securities
                 Corp. ("LBSC") and LBVIP.  (2)

            (b)  Form of Agreement between LBSC and agents with respect to the  sale of the Contracts.  (2)

            (c)  Schedules of sales commissions.  (2)

       (4)  Service Agreement between Lutheran Brotherhood and LBVIP.  (2)

       (5)  (a)  Form of Contract.  (1)(2)

            (b)  Available Contract Riders.  (1)(2)

       (6)  (a)  Articles of Incorporation of LBVIP.  (2)

            (b)  Bylaws of LBVIP.  (2)

       (7)  Not Applicable.

       (8)  See Exhibit 1.A.(3)(a).

       (9)  Not Applicable.

       (10) Contract Application Form.  (2)

2.  See Exhibit 1.A.(5)(a).

3.  Opinion of Counsel as to the legality of the securities being registered
    (including written consent).  (2)

4.  None.

5.  Not Applicable.

6.  Actuarial Opinion and Consent.  (3)

7.  Not Applicable.

8.  Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii) under the 1940
    Act.  (2)

9.  Not Applicable.

10. Accountant's Consent.  (3)

11. Counsel's Consent.  (3)

12. Power of Attorney for John O. Gilbert, Bruce J. Nicholson, Woodrow E. Eno,
    Lawrence W. Stranghoener, Pamela J. Moret, James A. Thomsen, Jon M. Stellmacher
    and Randall L. Boushek (3)

(1) Incorporated by reference from post-effective amendment No. 20 to the Registration Statement on Form S-6 of LBVIP Variable Insurance Account, Registration No. 33-3243, filed on February 28, 1997.

(2) Incorporated by reference from post-effective amendment No. 22 to the Registration Statement on Form S-6 of LBVIP Variable Insurance Account, Registration No. 33-3243, filed on April 29, 1998.

(3) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 30th day of April, 2002.

                                                          LBVIP VARIABLE INSURANCE ACCOUNT
                                                                  (Registrant)

                                                          By  LUTHERAN BROTHERHOOD VARIABLE
                                                              INSURANCE PRODUCTS COMPANY
                                                                    (Depositor)

                                                          By          *
                                                            -------------------------------------
                                                            Bruce J. Nicholson
                                                            President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 30th day of April, 2002.

                                                          LUTHERAN BROTHERHOOD VARIABLE
                                                          INSURANCE PRODUCTS COMPANY
                                                                  (Depositor)

                                                          By         *
                                                            -------------------------------------
                                                            Bruce J. Nicholson
                                                            President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed on the 30th day of April, 2002 by the following directors and officers of Depositor in the capacities indicated:

                  *                                President and Chief Executive Officer
     ----------------------------                  (Chief Executive Officer)
     Bruce J. Nicholson

                  *                                Vice President (Principal Financial
     ----------------------------                  Officer)
     Lawrence E. Stranghoener

                  *                                Vice President (Principal Accounting Officer)
     ----------------------------
     Randall L. Boushek

     A Majority of the Board of Directors:*

        John O. Gilbert
        Bruce J. Nicholson
        Woodrow E. Eno
        Lawrence W. Stranghoener
        Pamela J. Moret
        James A. Thomsen
        Jon M. Stellmacher

* John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Lutheran Brotherhood Variable Insurance Products Company pursuant to powers of attorney duly executed by such persons and filed herewith.

                                           /s/ John C. Bjork
                                           ---------------------------------
                                           John C. Bjork, Attorney-in-Fact

LBVIP VARIABLE INSURANCE ACCOUNT
INDEX TO EXHIBITS

  Exhibit
  Number                            Exhibit
---------             -------------------------------------------------
EX-99.C6              Actuarial Opinion and Consent.

EX-99.C1              Consent of PricewaterhouseCoopers LLP

EX-99.2               Consent of Counsel

EX-24                 Power of Attorney